As filed with the Securities and Exchange Commission on June 29, 2023
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811- 21715
NEUBERGER BERMAN ALTERNATIVE FUNDS
 (Exact name of registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of principal executive offices – Zip Code)
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Alternative Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)
Registrant’s telephone number, including area code: (212) 476-8800
Date of fiscal year end: October 31
Date of reporting period: April 30, 2023
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

(a)	Following are copies of the semi-annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.
Neuberger Berman
Alternative Funds

Institutional Class Shares
Class A Shares
Class C Shares
Class R6 Shares
Class E Shares

Absolute Return Multi-Manager Fund

Semi-Annual Report

April 30, 2023

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY	2
FUND EXPENSE INFORMATION	7
CONSOLIDATED SCHEDULE OF INVESTMENTS	9
CONSOLIDATED FINANCIAL STATEMENTS	28
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	33
CONSOLIDATED FINANCIAL HIGHLIGHTS (ALL CLASSES)	49
Directory	54
Proxy Voting Policies and Procedures	55
Quarterly Portfolio Schedule	55

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2023 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual shareholder report for Neuberger Berman Absolute Return Multi-Manager Fund covering the six-month period ended April 30, 2023 (the reporting period).

Global financial markets trended higher over the reporting period as investors wrestled with continued solid corporate earnings and moderating inflation against a backdrop of U.S. Federal Reserve Board (Fed) interest rate hikes, still elevated inflation, weakening consumer health, and tightening capital markets exacerbated by the U.S. regional banking crisis. The U.S. fixed income market rallied as medium- and long-term U.S. Treasury yields fell along with expectations of future Fed rate cuts.

All told, the U.S. equity market, as measured by the S&P 500® Index, gained 8.63% over the reporting period. International developed and emerging market equities, as measured by the MSCI EAFE® and MSCI Emerging Market Indices (Net), returned 24.19% and 16.36%, respectively, over the reporting period. Meanwhile, the overall investment-grade taxable U.S. bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, gained 6.91% during the same period.

We continue to position the Fund defensively and to seek to benefit from elevated market volatility. As equity and fixed income markets have continued to rally, we believe there is increased downside potential as a host of risks remain, including inflation above targeted levels, tightening capital markets in the wake of deteriorating consumer and corporate fundamentals, and geopolitical risks including the ongoing Russia/Ukraine crisis. As we have moved past the era of Quantitative Easing, we believe baseline levels of volatility are likely to remain higher over the medium term even in the absence of a deep recession.

Looking ahead, while the U.S. economy has been resilient, there are several potential headwinds that could cause growth to stall or contract as the year progresses. These include the cumulative effect of the Fed's aggressive rate hikes, still-elevated inflation, tighter credit conditions in the wake of the turmoil in the banking industry, the repercussions from the war in Ukraine, and other geopolitical events. That said, we anticipate inflation to trend lower, which would allow the Fed to pause from additional rate hikes. Against this uncertain backdrop, we believe professional portfolio management can be extremely important to help navigate the many factors impacting the market. While periods of elevated volatility may persist, these episodes can lead to attractive investment opportunities for our shareholders.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

JOSEPH V. AMATO
PRESIDENT AND CEO
NEUBERGER BERMAN ALTERNATIVE FUNDS

1

Absolute Return Multi-Manager Fund Commentary (Unaudited)

Neuberger Berman Absolute Return Multi-Manager Fund Institutional Class generated a –0.87% total return for the six-month period ended April 30, 2023 (the reporting period), underperforming its primary benchmark, the HFRX® Global Hedge Fund Index (the Index), which posted a 0.42% total return for the same period. (Performance for all share classes is provided in the table following this letter.)

Global equities trended higher during the reporting period following an extended selloff driven primarily by elevated inflation and tightening capital markets. Despite evidence of weakening consumer fundamentals, and continued signs of tightening capital markets exacerbated by the U.S. regional banking crisis, moderating inflation and solid corporate earnings announcements have kept investor sentiment at bay. While short term rates remained relatively high as the U.S. Federal Reserve Board continued to increase the federal funds rate, longer term yields fell, creating a further inverted yield curve. The U.S. dollar weakened versus most major currencies.

Gains from long/short equity, merger arbitrage/event driven, and insurance-linked were slightly outpaced by losses from global macro/managed futures during the reporting period. From a risk management perspective, we were pleased that the Fund's volatility and betas* (risk) relative to the S&P 500® and Bloomberg U.S. Aggregate Bond Indices were both in line with our expectations.

The allocation to long/short equity strategies contributed to performance as gains from longs outpaced losses from shorts in the aggregate. The merger arbitrage/event driven allocation was beneficial, as a number of deals progressed and closed during the reporting period, while the subadvisor opportunistically took advantage of widening spreads. The insurance-linked allocation contributed as catastrophe bonds generated strong income while maintaining attractive downside mitigation.

The allocation to global macro/managed futures strategies detracted from performance, with losses from both the managed futures and systematic currency allocations. Losses from the managed futures allocation were driven mainly by short interest rate positioning, with modest losses from equities, currencies, and commodities as well. These losses were partially offset by gains from cash, which benefited from higher cash yields. Losses within the systematic currency strategy came primarily from long U.S. dollar positioning versus the euro and Japanese yen, with smaller losses from long U.S. dollar positioning versus the Australian dollar.

The Fund's aggregate use of futures, forward foreign currency, swap contracts and purchased and written option contracts detracted from performance during the reporting period.

Given increasing macroeconomic uncertainty, we continue to position the portfolio defensively and to seek to benefit from elevated volatility. The Fund's largest allocation is to global macro/managed futures strategies. We believe that increases in market volatility may be beneficial for these strategies, as has been the case historically. In addition, macroeconomic conditions across regions, as well as differences in fiscal and monetary policies, have the potential to continue to drive trends across asset classes. The Fund's second largest allocation is to merger arbitrage/event driven strategies. While merger and acquisition deal volumes have declined relative to the last couple of years, we believe that current volumes and wider spreads offer ample opportunities to put capital to work with the potential for attractive returns. The Fund's third largest strategy allocation is long/short equity. We continue to anticipate a high dispersion of winners and losers over the medium term, driven by a number of factors including inflation, increasing costs of capital, currency effects, and varying levels of economic sensitivity. We have added a small, opportunistic allocation to catastrophe bonds, which has continued to benefit from the dislocation in the catastrophic bond and reinsurance markets created by Hurricane Ian, which, in our opinion, offer attractive yields with strong downside mitigation.

Sincerely,

DAVID KUPPERMAN, JEFF MAJIT AND FRED INGHAM
PORTFOLIO MANAGERS

2

* Beta is a measure of the systematic risk of a portfolio. It is the covariance of the portfolio and a market index divided by the variance of the market index. Beta measures the historical sensitivity of a portfolio's returns to movements in the market index. The beta of the market index will always be one. A portfolio with a beta above the market index (i.e., >1) means that the portfolio has greater volatility than the market index. If the beta of the portfolio is 1.2, a market increase in return of 1% implies a 1.2% increase in the portfolio's return. If the beta of the portfolio is 0.8, a market decrease in return of 1% implies a 0.8% decrease in the portfolio's return.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers and subadvisers. The opinions are as of the date of this report and are subject to change without notice.

3

Absolute Return Multi-Manager Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NABIX
Class A	NABAX
Class C	NABCX
Class R6	NRABX
Class E	NABEX

PORTFOLIO BY INVESTMENT TYPE

(as a % of Total Net Assets)

	Long	Short
Common Stocks	31.1%	(1.0)%
Convertible Preferred Stocks	0.1	—
Corporate Bonds	0.0	—
Insurance Linked Securities	4.3	—
Loan Assignments	0.0	—
Preferred Stocks	0.0	—
Rights	0.2	—
Warrants	0.0	—
Options Purchased	0.0	—
Short-Term Investments	55.6	—
Other Assets Less Liabilities	9.7 *	—
Total	101.0%	(1.0)%

*  Includes the impact of the Fund's open positions in derivatives (other than options purchased), if any.

PERFORMANCE HIGHLIGHTS

			Average Annual Total Return Ended 04/30/2023
	Inception Date	Six Month Period Ended 04/30/2023	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class	05/15/2012	–0.87%	1.61%	2.89%	2.24%	2.49%
Class A	05/15/2012	–0.97%	1.21%	2.53%	1.88%	2.13%
Class C	05/15/2012	–1.30%	0.54%	1.77%	1.12%	1.37%
Class R6[3]	12/31/2013	–0.86%	1.62%	2.97%	2.30%	2.55%
Class E3	01/11/2022	–0.08%	2.93%	3.23%	2.41%	2.65%
With Sales Charge
Class A		–6.67%	–4.59%	1.32%	1.27%	1.58%
Class C		–2.27%	–0.45%	1.77%	1.12%	1.37%
Index
HFRX® Global Hedge Fund Index[1,2]		0.42%	–1.89%	1.66%	1.42%	1.76%
S&P 500® Index[1,2]		8.63%	2.66%	11.45%	12.20%	13.10%
Bloomberg U.S. Aggregate Bond Index[1,2]		6.91%	–0.43%	1.18%	1.32%	1.50%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Consolidated Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 2.98%, 3.33%, 4.13%, 2.90% and 3.04% for Institutional Class, Class A, Class C, Class R6 and Class E shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 2.29%, 2.62%, 3.39%, 2.18%, and 1.34% for Institutional Class, Class A, Class C, Class R6 and Class E shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2023, can be found in the Consolidated Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

4

Endnotes (Unaudited)

1  Please see "Glossary of Indices" on page 6 for a description of indices. Please note that individuals cannot invest directly in any index. The S&P 500® and the Bloomberg U.S. Aggregate Bond Indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. The HFRX® Global Hedge Fund Index does take into account fees and expenses, but not tax consequences, of investing since it is based on the underlying hedge funds' net returns. Data about the performance of an index are prepared or obtained by NBIA and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3  The performance information for Class R6 and Class E prior to the classes' respective inception dates is that of the Institutional Class of Neuberger Berman Absolute Return Multi-Manager Fund. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6 and Class E.

For more complete information on any of the Neuberger Berman Alternative Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

5

Glossary of Indices (Unaudited)

Bloomberg U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency). Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

HFRX® Global Hedge Fund Index:

The index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar denominated; be active and accepting new investments; have a minimum 24 month track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

6

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2023 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

7

Expense Example (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 11/1/2022	Ending Account Value 4/30/2023	Expenses Paid During the Period 11/1/2022 - 4/30/2023(1)(3)	Expense Ratio	Beginning Account Value 11/1/2022	Ending Account Value 4/30/2023	Expenses Paid During the Period 11/1/2022 - 4/30/2023(2)(3)	Expense Ratio
Absolute Return Multi-Manager Fund
Institutional Class	$1,000.00	$991.30	$9.87	2.00%	$1,000.00	$1,014.88	$9.99	2.00%
Class A	$1,000.00	$990.30	$11.65	2.36%	$1,000.00	$1,013.09	$11.78	2.36%
Class C	$1,000.00	$987.00	$15.37	3.12%	$1,000.00	$1,009.32	$15.54	3.12%
Class R6	$1,000.00	$991.40	$10.86	2.20%	$1,000.00	$1,013.88	$10.99	2.20%
Class E	$1,000.00	$999.20	$2.73	0.55%	$1,000.00	$1,022.07	$2.76	0.55%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratio for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

(3)  Includes expenses of the Fund's subsidiary (See Note A of the Notes to Consolidated Financial Statements).

8

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) April 30, 2023

Investments	Shares	Value
Long Positions 91.3%
Common Stocks 31.1%
Aerospace & Defense 0.7%
Maxar Technologies, Inc.	20,997	$1,106,962
Banks 0.7%
Brookline Bancorp, Inc.	1	7
First Horizon Corp.	59,408	1,042,611
		1,042,618
Biotechnology 2.4%
BELLUS Health, Inc. (Canada)*	36,309	526,117
Grifols SA, ADR (Spain)*	3,800	28,348
Horizon Therapeutics plc*	16,100	1,789,675
Prometheus Biosciences, Inc.*	3,246	629,562
Seagen, Inc.*	1,850	370,000
		3,343,702
Broadline Retail 2.9%
Alibaba Group Holding Ltd., ADR (China)*	8,577	726,386
Alibaba Group Holding Ltd. (China)*	23,212	245,435
Amazon.com, Inc.*	4,857	512,171
eBay, Inc.	5,438	252,486
JD.com, Inc., Class A (China)	723	12,904
MercadoLibre, Inc. (Brazil)*	600	766,494
Prosus NV (China)*	19,926	1,491,133
		4,007,009
Capital Markets 0.7%
Canaccord Genuity Group, Inc. (Canada)	13,900	110,905
Focus Financial Partners, Inc., Class A*	14,227	738,950
Pegasus Acquisition Co. Europe BV, Class A (Netherlands)*	12,042	132,027
Investments	Shares	Value
Pershing Square, Escrow*(a)	6,100	$610
		982,492
Chemicals 0.1%
Diversey Holdings Ltd.*	19,498	158,519
Commercial Services & Supplies 0.0%(b)
Kimball International, Inc., Class B	2,500	30,775
Communications Equipment 0.0%(b)
Comtech Telecommunications Corp.	3,250	33,638
Consumer Staples Distribution & Retail 0.7%
Albertsons Cos., Inc., Class A	32,221	673,419
Cia Brasileira de Distribuicao, ADR (Brazil)	3,851	11,668
Fix Price Group plc, GDR (Russia)*(a)(c)(d)	144	—
Fresh Market, Inc. (The) Escrow*(a)(c)	46,500	—
Magnit PJSC, GDR (Russia)*(a)(c)(d)	1,638	—
Sendas Distribuidora SA, ADR (Brazil)	4,116	50,503
Wal-Mart de Mexico SAB de CV (Mexico)	48,867	197,023
X5 Retail Group NV, GDR (Russia)*(a)(c)(d)	4,390	—
		932,613
Distributors 0.4%
Uni-Select, Inc. (Canada)*	15,450	530,718
Diversified Telecommunication Services 0.7%
Altaba, Inc. Escrow*(a)	128,456	302,514
Radius Global Infrastructure, Inc.*	43,013	631,861
Telesat Corp. (Canada)*	4,885	42,353
		976,728
Investments	Shares	Value
Electric Utilities 0.9%
PNM Inc.Resources,	25,477	$1,226,208
Electronic Equipment, Instruments & Components 1.0%
National Instruments Corp.	13,050	759,902
Rogers Corp.*	4,000	643,800
		1,403,702
Entertainment 1.1%
Activision Blizzard, Inc.*	17,099	1,328,763
Liberty Media Corp-Liberty Braves, Class C*	5,154	195,955
		1,524,718
Financial Services 0.8%
MoneyGram International, Inc.*	73,594	747,715
PayPal Holdings, Inc.*	5,438	413,288
		1,161,003
Food Products 1.2%
Nestle SA (Registered)	12,835	1,646,597
Gas Utilities 0.0%(b)
Southwest Gas Holdings, Inc.	1,300	72,800
Ground Transportation 0.2%
US Xpress Enterprises, Inc., Class A*	45,412	274,288
Health Care Equipment & Supplies 0.5%
Heska Corp.*	3,650	427,634
NuVasive, Inc.*	7,060	303,862
		731,496
Health Care Providers & Services 1.2%
Oak Street Health, Inc.*	39,240	1,529,183
Shanghai Pharmaceuticals Holding Co. Ltd., Class H (China)	30,284	61,566
Sinopharm Group Co. Ltd., Class H (China)	16,945	60,024
		1,650,773

See Notes to Consolidated Financial Statements

9

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont'd)

Investments	Shares	Value
Hotels, Restaurants & Leisure 0.7%
Booking Holdings, Inc.*	202	$542,635
Deliveroo plc (United Kingdom)*(d)	11,689	16,071
Expedia Group, Inc.*	2,518	236,591
Playtech plc (United Kingdom)*	18,594	134,973
		930,270
Household Durables 0.2%
iRobot Corp.*	1,175	46,213
Lennar Corp., Class B	2,800	273,896
		320,109
Household Products 0.2%
Spectrum Brands Holdings, Inc.	3,436	228,494
Industrial REITs 0.1%
Indus Realty Trust, Inc., REIT	1,549	103,117
Insurance 0.7%
AIA Group Ltd. (Hong Kong)	77,699	845,915
Argo Group International Holdings Ltd.	5,364	157,755
		1,003,670
Interactive Media & Services 1.6%
Alphabet, Inc., Class A*	9,745	1,046,029
Baidu, Inc., ADR (China)*	803	96,850
Baidu, Inc., Class A (China)*	1,931	29,065
Meta Platforms, Inc., Class A*	4,266	1,025,205
VK Co. Ltd., GDR (Russia)*(a)(c)(d)	1,305	—
Yandex NV, Class A (Russia)*(a)(c)	1,428	—
		2,197,149
Life Sciences Tools & Services 0.9%
Eurofins Scientific SE (Luxembourg)	11,557	807,255
Gerresheimer AG (Germany)	3,705	403,724
		1,210,979
Investments	Shares	Value
Machinery 0.3%
Berkshire Grey, Inc.*	28,643	$39,241
Evoqua Water Technologies Corp.*	7,062	349,216
Velan, Inc. (Canada)	2,750	25,838
		414,295
Media 1.0%
Aimia, Inc. (Canada)*	14,300	37,258
Deluxe Television GmbH (Germany)*	16,063	884
Stroeer SE & Co. KGaA (Germany)	7,211	395,446
TEGNA, Inc.	52,370	895,527
WideOpenWest, Inc.*	2,582	29,512
		1,358,627
Metals & Mining 0.3%
ArcelorMittal SA (Luxembourg)	4,832	137,275
Artemis Gold, Inc. (Canada)*	605	2,032
Newcrest Mining Ltd. (Australia)	4,178	79,778
Vale SA, ADR (Brazil)	9,292	133,898
		352,983
Oil, Gas & Consumable Fuels 0.1%
LUKOIL PJSC, ADR (Russia)*(a)(c)	661	—
Petroleo Brasileiro SA, ADR (Brazil)	10,548	112,020
		112,020
Passenger Airlines 0.1%
American Airlines Group, Inc.*	768	10,475
American Airlines Group, Inc. Escrow*(a)(c)	14,383	144
Spirit Airlines, Inc.	7,246	123,907
		134,526
Pharmaceuticals 1.2%
Aralez Pharmaceuticals, Inc. (Canada)*(a)	345	—
Investments	Shares	Value
Dr Reddy's Laboratories Ltd., ADR (India)	3,222	$194,802
Hikma Pharmaceuticals plc (Jordan)	8,121	188,088
Roche Holding AG	4,050	1,268,218
Teva Pharmaceutical Industries Ltd., ADR (Israel)*	1,671	14,588
		1,665,696
Professional Services 0.2%
SGS SA (Registered) (Switzerland)	3,825	346,145
Real Estate Management & Development 0.1%
Seritage Growth Properties, Class A, REIT*	26,273	196,785
Semiconductors & Semiconductor Equipment 0.8%
ASML Holding NV (Netherlands)	118	74,884
Magnachip Semiconductor Corp. (South Korea)*	11,350	100,788
Silicon Motion Technology Corp., ADR (Taiwan)	1,151	73,250
SunEdison, Inc.*(a)(c)	16,689	—
Tower Semiconductor Ltd. (Israel)*	18,130	815,941
		1,064,863
Software 2.9%
Black Knight, Inc.*	1,108	60,541
Cvent Holding Corp.*	13,000	109,330
ForgeRock, Inc., Class A*	21,328	427,200
Momentive Global, Inc.*	27,751	260,582
Qualtrics International, Inc., Class A*	36,070	646,735
SAP SE (Germany)	11,341	1,534,621
Sumo Logic, Inc.*	21,756	261,072

See Notes to Consolidated Financial Statements

10

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont'd)

Investments	Shares	Value
VMware, Inc., Class A*	6,250	$781,437
		4,081,518
Specialty Retail 0.8%
ASOS plc (United Kingdom)*	1,085	10,098
Sportsman's Warehouse Holdings, Inc.*	33,295	207,095
Toys R Us, Inc.*(a)	1,040	5,200
TravelCenters of America, Inc.*	10,535	907,379
		1,129,772
Technology Hardware, Storage & Peripherals 1.0%
Apple, Inc.	5,082	862,314
Samsung Electronics Co. Ltd., GDR (South Korea)(d)	382	473,347
		1,335,661
Textiles, Apparel & Luxury Goods 0.4%
Capri Holdings Ltd.*	4,735	196,502
Tapestry, Inc.	7,785	317,706
		514,208
Trading Companies & Distributors 1.3%
Brenntag SE (Germany)	5,452	444,363
IMCD NV (Netherlands)	1,440	216,777
Triton International Ltd. (Bermuda)	4,100	338,947
Univar Solutions, Inc.*	21,425	760,588
		1,760,675
Total Common Stocks (Cost $43,005,628)		43,298,921
Preferred Stocks 0.0%(b)
Broadline Retail 0.0%(b)
Qurate Retail, Inc. 8.00%, 3/15/2031 (Cost $44,424)	1,000	30,650
Investments	Shares	Value
Convertible Preferred Stocks 0.1%
Automobile Components 0.1%
Garrett Motion, Inc. (Switzerland), Series A, 11.00%, 4/30/2027(e) (Cost $32,686)	6,226	$56,719
	Principal Amount
Corporate Bonds 0.0%
Independent Power and Renewable Electricity Producers 0.0%
GenOn Energy, Inc. Escrow, 9.50%, 10/15/2018(a)(c)(f)	$354,000	—
10/15/2020(a)(c)(f) 9.88%,	1,655,000	—
Total Corporate Bonds (Cost $—)		—
Insurance Linked Securities 4.3%
2001 Cat RE Ltd. (Bermuda) Series A, (3 Month Treasury Bill Rate + 12.66%), 17.41%, 1/8/2024(g)(h)	750,000	718,875
Atlas Capital Reinsurance 2020 DAC (Ireland) Series 2020, (3 Month Treasury Bill Rate + 8.30%), 13.08%, 6/10/2024(g)(h)	700,000	678,650
Gateway Re Ltd. Series A, (1 Month Treasury Bill Rate + 13.00%), 17.99%, 2/24/2026(g)(h)	250,000	259,225
Herbie Re Ltd. (Bermuda) Series B, (3 Month Treasury Bill Rate + 9.72%), 14.40%, 1/8/2025(g)(h)	750,000	694,500
Investments	Principal Amount	Value
Hestia Re Ltd. (Bermuda) Series A, (1 Month Treasury Bill Rate + 9.75%), 14.96%, 4/7/2026(g)(h)	$500,000	$502,700
Lightning Re Series 2023-1, (3 Month Treasury Bill Rate + 11.00%), 15.43%, 3/31/2026(g)(h)	500,000	507,200
Matterhorn Re Ltd. (Bermuda) (SOFR + 7.75%), 12.58%, 3/24/2025(g)(h)	500,000	457,250
Mystic Re IV Ltd. (Bermuda) Series A, (3 Month Treasury Bill Rate + 9.75%), 14.59%, 1/8/2024(g)(h)	750,000	724,875
Tailwind RE Ltd. (Bermuda) Series B, (3 Month Treasury Bill Rate + 8.75%), 13.44%, 1/8/2025(g)(h)	750,000	683,100
Titania RE Ltd. (Bermuda) Series A, (1 Month Treasury Bill Rate + 12.25%), 17.22%, 2/27/2026(g)(h)	750,000	769,950
Total Insurance Linked Securities (Cost $5,894,641)		5,996,325

See Notes to Consolidated Financial Statements

11

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont'd)

Investments	Principal Amount	Value
Loan Assignments 0.0%(b)
Media 0.0%(b)
Deluxe Entertainment Services Group, Inc., 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 5.00%), 10.16% Cash/1.5% PIK, due 3/25/2024(a)(c)(g)(i)	$14,002	$5,568
Deluxe Entertainment Services Group, Inc., 2nd Lien Term Loan, (ICE LIBOR USD 3 Month + 6.00%), 11.16% Cash/2.5% PIK, due 9/25/2024(a)(c)(g)(i)	150,645	—
Total Loan Assignments (Cost $101,094)		5,568
	No. of Rights
Rights 0.2%
Biotechnology 0.1%
Achillion Pharmaceuticals, Inc., CVR*(a)	23,300	11,650
Adamas Pharmaceuticals, Inc., CVR*(a)	24,600	1,230
Akouos, Inc., CVR*(a)(c)	38,850	29,138
Ambit Biosciences Corp., CVR*(a)(c)	70,000	118,300
Clementia Pharmaceuticals, Inc., CVR (France)*(a)(c)	3,200	—
Tobira Therapeutics, Inc., CVR*(a)(c)	6,900	—
		160,318
Financial Services 0.0%(b)
Contra Costa County Board of Education, CVR*(a)(c)	5,750	11,500
Investments	No. of Rights	Value
Health Care Equipment & Supplies 0.0%(b)
ABIOMED, Inc., CVR*(a)(c)	3,300	$5,775
IT Services 0.0%(b)
Flexion Therapeutics, Inc., CVR*(a)	18,500	12,025
Metals & Mining 0.1%
Kinross Gold Corp., CVR (Canada)*(a)(c)	4,800	4
Pan American Silver Corp., CVR, (Canada)*	39,600	21,780
		21,784
Total Rights (Cost $71,472)		211,402
	No. of Warrants
Warrants 0.0%(b)
Capital Markets 0.0%(b)
FinTech Acquisition Corp. III, expiring 12/1/2023*(a)(c)	1,770	4
Pegasus Acquisition Co. Europe BV, expiring 4/27/2026 (Netherlands)*	4,014	44
		48
Leisure Products 0.0%(b)
Tonies SE, expiring 4/30/2026 (Germany)*	4,329	716
Total Warrants (Cost $14)		764
Total Options Purchased 0.0%(b)(j) (Cost $3,195)		2,450
	Shares
Short-Term Investments 55.6%
Investment Companies 55.6%
Fidelity Treasury Only Portfolio, Institutional Class 4.34%(k)	77,198,334	77,198,334
Investments	Shares	Value
Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class 4.28%(k)	1	$1
Total Investment Companies (Cost $77,198,335)		77,198,335
Total Long Positions (Cost $126,351,489)		126,801,134
Short Positions (1.0)%(l)
Common Stocks Sold Short (1.0)%
Capital Markets (0.0)%(b)
Intercontinental Exchange, Inc.	(76)	(8,279)
Commercial Services & Supplies (0.0)%(b)
HNI Corp.	(359)	(9,327)
Gas Utilities (0.0)%(b)
Brookfield Infrastructure Corp., Class A (Canada)	(492)	(20,959)
Health Care Equipment & Supplies (0.2)%
Globus Medical, Inc., Class A*	(4,277)	(248,665)
Household Durables (0.2)%
Lennar Corp., Class A	(2,240)	(252,694)
Machinery (0.2)%
Xylem, Inc.	(3,387)	(351,706)
Metals & Mining (0.1)%
Newmont Corp.	(1,672)	(79,253)
Semiconductors & Semiconductor Equipment (0.3)%
Broadcom, Inc.	(686)	(429,779)
MaxLinear, Inc.*	(292)	(7,046)
		(436,825)
Total Common Stocks Sold Short (Proceeds $(1,248,507))		(1,407,708)
Total Short Positions (Proceeds $(1,248,507))		(1,407,708)
Total Investments 90.3% (Cost $125,102,982)		125,393,426
Other Assets Less Liabilities 9.7%(m)		13,403,933
Net Assets 100.0%		$138,797,359

See Notes to Consolidated Financial Statements

12

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont'd)

All bonds are denominated in US dollars, unless noted otherwise.

*  Non-income producing security.

(a)  Value determined using significant unobservable inputs.

(b)  Represents less than 0.05% of net assets of the Fund.

(c)  Security fair valued as of April 30, 2023, in accordance with procedures approved by the valuation designee. Total value of all such securities at April 30, 2023, amounted to $170,433, which represents 0.1% of net assets of the Fund.

(d)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. At April 30, 2023, these securities amounted to $489,418 of long positions which represents 0.4% of net assets of the Fund.

(e)  Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.

(f)  Defaulted security.

(g)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2023, and changes periodically.

(h)  Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2023, these securities amounted to $5,996,325 of long positions, which represents 4.3% of net assets of the Fund.

(i)  Payment in-kind security.

(j)  See "Purchased option contracts" under Derivative Instruments.

(k)  Represents 7-day effective yield as of April 30, 2023.

(l)  At April 30, 2023, the Fund had $1,343,151 deposited in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

(m)  Includes the impact of the Fund's open positions in derivatives at April 30, 2023.

Abbreviations

ADR  American Depositary Receipt

CVR  Contingent Value Rights

GDR  Global Depositary Receipt

ICE  Intercontinental Exchange

LIBOR  London Interbank Offered Rate

PJSC  Public Joint Stock Company

SA  Société Anonyme

SOFR  Secured Overnight Financing Rate

USD  United States Dollar

See Notes to Consolidated Financial Statements

13

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont'd)

LONG POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$31,215,111	22.5%
Bermuda	4,890,197	3.5%
Germany	2,779,754	2.0%
China	2,723,363	2.0%
Canada	1,297,005	0.9%
Brazil	1,074,583	0.8%
Luxembourg	944,530	0.7%
Hong Kong	845,915	0.6%
Israel	830,529	0.6%
Ireland	678,650	0.5%
South Korea	574,135	0.4%
Netherlands	423,732	0.3%
Switzerland	402,864	0.3%
Mexico	197,023	0.1%
India	194,802	0.1%
Jordan	188,088	0.1%
United Kingdom	161,142	0.1%
Australia	79,778	0.1%
Taiwan	73,250	0.1%
Spain	28,348	0.0	%(a)
Short-Term Investments and Other Assets—Net	90,602,268	65.3%
Short Positions (See summary below)	(1,407,708)	(1.0)%
	$138,797,359	100.0%

SHORT POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$(1,386,749)	(1.0)%
Canada	(20,959)	0.0	%(a)
Total Short Positions	$(1,407,708)	(1.0)%

(a)  Represents less than 0.05% of net assets of the Fund.

See Notes to Consolidated Financial Statements

14

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2023, open positions in futures for the Fund were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long Contracts
CAC 40 10 Euro Index	9	5/2023	$740,212	$(2,312)
MSCI Singapore Index	2	5/2023	44,756	(244)
OMXS30 Index	15	5/2023	331,300	2,041
SGX FTSE Taiwan Index	2	5/2023	108,540	1,148
SGX NIFTY 50 Index	1	5/2023	36,258	253
100 oz Gold	4	6/2023	799,640	(3,988)
Australia 10 Year Bond	5	6/2023	405,146	(3,502)
Australia 3 Year Bond	13	6/2023	934,237	(2,064)
Canada 10 Year Bond	2	6/2023	186,117	(2,531)
EURO STOXX 50 Index	8	6/2023	380,817	3,688
Foreign Exchange USD/NOK	1	6/2023	99,856	(83)
Foreign Exchange ZAR/USD	2	6/2023	54,375	1,096
FTSE 100 Index	7	6/2023	691,684	11,164
FTSE/JSE Top 40 Index	5	6/2023	200,197	(317)
Japan 10 Year Bond	3	6/2023	3,272,047	12,729
Live Cattle	25	6/2023	1,654,750	75,256
Nikkei 225 Index	2	6/2023	290,850	11,320
Nikkei 225 Index	32	6/2023	678,073	21,650
S&P/TSX 60 Index	1	6/2023	184,301	(298)
SPI 200 Index	4	6/2023	484,232	(2,380)
Sugar No. 11	29	6/2023	855,848	68,578
TOPIX Index	5	6/2023	755,257	12,036
U.S. Treasury 5 Year Note	2	6/2023	219,484	(721)
U.S. Treasury 10 Year Note	1	6/2023	115,203	(579)
U.S. Treasury Long Bond	1	6/2023	131,656	(314)
Cocoa	33	7/2023	969,210	12,462
Coffee 'C'	2	7/2023	139,462	(8,818)
Platinum	6	7/2023	327,030	(1,974)
Robusta Coffee	9	7/2023	216,810	16,629
Silver	3	7/2023	378,390	(1,051)
Soybean	1	7/2023	70,963	(3,477)
Soybean Meal	5	7/2023	216,200	(9,343)
3 Month Canadian Bankers Acceptance	1	12/2023	176,080	8
3 Month Canadian Bankers Acceptance	1	3/2024	176,726	8
3 Month SOFR	1	6/2024	240,125	(527)
3 Month SOFR	1	9/2024	241,238	(90)
3 Month SOFR	1	12/2024	242,025	(452)

See Notes to Consolidated Financial Statements

15

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont'd)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3 Month SOFR	3	3/2025	$727,425	$(756)
3 Month SOFR	3	6/2025	728,100	(819)
3 Month EURIBOR	1	9/2025	268,092	82
3 Month SOFR	4	9/2025	971,200	(808)
3 Month SOFR	4	12/2025	971,400	(708)
3 Month SOFR	5	12/2026	1,213,625	(686)
Total Long Contracts			$21,928,937	$201,306
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short Contracts
Brent Crude Oil	(5)	5/2023	$(401,650)	$(10,126)
Natural Gas	(6)	5/2023	(144,600)	(362)
NY Harbor ULSD	(5)	5/2023	(499,191)	14,342
RBOB Gasoline	(5)	5/2023	(531,321)	910
SGX FTSE China A50 Index	(27)	5/2023	(356,292)	(6,137)
WTI Crude Oil	(2)	5/2023	(153,560)	(3,414)
Brent Crude Oil	(3)	6/2023	(239,760)	(5,944)
Canada 10 Year Bond	(1)	6/2023	(93,058)	(3,360)
CBOE Volatility Index	(8)	6/2023	(170,412)	41
Euro-Bobl	(16)	6/2023	(2,079,858)	(8,710)
Euro-BTP	(1)	6/2023	(126,553)	(3,605)
Euro-Bund	(8)	6/2023	(1,194,989)	(14,359)
Euro-Bund	(3)	6/2023	(448,121)	(13,640)
Euro-Buxl	(3)	6/2023	(461,145)	(10,842)
Euro-OAT	(3)	6/2023	(429,708)	(2,443)
Euro-OAT	(1)	6/2023	(143,236)	(4,283)
Euro-Schatz	(19)	6/2023	(2,212,422)	(4,466)
Foreign Exchange AUD/USD	(123)	6/2023	(8,153,055)	(4,148)
Foreign Exchange CAD/USD	(6)	6/2023	(443,670)	(6,851)
Foreign Exchange EUR/USD	(66)	6/2023	(9,115,013)	(363,274)
Foreign Exchange GBP/USD	(30)	6/2023	(2,358,563)	(130,842)
Foreign Exchange JPY/USD	(56)	6/2023	(5,176,150)	19,311
Foreign Exchange NZD/USD	(3)	6/2023	(185,550)	(2,098)
Lean Hogs	(9)	6/2023	(330,120)	(12,213)
Long Gilt	(2)	6/2023	(255,020)	(2,214)
Low Sulphur Gasoil	(6)	6/2023	(416,700)	15,092
MSCI Emerging Markets E-Mini Index	(1)	6/2023	(49,210)	(582)
Palladium	(1)	6/2023	(150,990)	(2,443)
Russell 2000 E-Mini Index	(8)	6/2023	(709,920)	(1,469)
S&P 500 E-Mini Index	(9)	6/2023	(1,884,825)	(132,269)
Short-Term Euro-BTP	(9)	6/2023	(1,044,171)	(998)

See Notes to Consolidated Financial Statements

16

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont'd)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10 Year Note	(12)	6/2023	$(1,382,438)	$(42,031)
Brent Crude Oil	(3)	7/2023	(238,380)	(5,834)
Canola	(21)	7/2023	(218,052)	14,217
Corn	(18)	7/2023	(526,500)	14,380
Cotton No. 2	(1)	7/2023	(40,400)	1,527
KC HRW Wheat	(9)	7/2023	(349,312)	10,878
Rapeseed	(12)	7/2023	(289,745)	12,388
Soybean Oil	(11)	7/2023	(341,022)	15,782
Wheat	(17)	7/2023	(538,687)	53,633
Milling Wheat No. 2	(29)	9/2023	(377,869)	490
WTI Crude Oil	(2)	11/2023	(148,220)	(3,344)
3 Month EURIBOR	(12)	3/2024	(3,191,984)	(1,900)
3 Month SONIA	(11)	3/2024	(3,289,653)	(715)
3 Month SONIA	(11)	6/2024	(3,298,120)	(734)
3 Month EURIBOR	(12)	9/2024	(3,206,529)	(5,292)
3 Month SONIA	(1)	9/2024	(300,709)	(31)
3 Month SONIA	(1)	12/2024	(301,400)	79
3 Month SONIA	(1)	3/2025	(301,840)	77
3 Month SONIA	(2)	6/2025	(604,120)	(220)
3 Month SONIA	(2)	9/2025	(604,340)	140
3 Month SONIA	(2)	12/2025	(604,560)	155
Total Short Contracts			$(60,112,713)	$(637,751)
Total Futures				$(436,445)

For the six months ended April 30, 2023, the average notional value for the months where the Fund had futures outstanding was $12,869,957 for long positions and $(69,546,624) for short positions. At April 30, 2023, the Fund had $2,477,860 deposited in segregated accounts to cover margin requirements on open futures.

Forward foreign currency contracts ("forward contracts")

At April 30, 2023, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
AUD	2,720,000	JPY	241,303,272	SG	6/21/2023	$18,784
BRL**	11,930,000	USD	2,300,777	SG	6/21/2023	67,753
CAD	3,410,000	USD	2,505,488	SG	6/21/2023	14,030
CHF	3,580,000	USD	3,962,692	SG	6/21/2023	66,308
CZK	56,570,000	USD	2,558,437	SG	6/21/2023	84,435
EUR	70,000	TRY	1,509,364	JPM	6/21/2023	8,651
EUR	1,090,000	TRY	23,629,522	SG	6/21/2023	128,970
EUR	2,850,000	USD	3,095,971	SG	6/21/2023	53,700
GBP	1,120,000	USD	1,383,206	SG	6/21/2023	25,873
HUF	653,410,000	USD	1,797,713	SG	6/21/2023	102,075
ILS	330,000	USD	90,855	SG	6/21/2023	233

See Notes to Consolidated Financial Statements

17

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
INR**	177,370,000	USD	2,152,232	SG	6/21/2023	$12,199
MXN	31,260,000	USD	1,702,714	JPM	6/21/2023	17,612
MXN	18,330,000	USD	991,000	SG	6/21/2023	17,753
NOK	1,640,000	USD	152,805	SG	6/21/2023	1,475
NZD	180,000	USD	110,664	SG	6/21/2023	625
PLN	8,280,000	EUR	1,744,755	SG	6/21/2023	55,346
PLN	12,150,000	USD	2,773,322	SG	6/21/2023	137,330
SEK	8,560,000	USD	830,204	SG	6/21/2023	6,745
SGD	4,210,000	USD	3,146,035	SG	6/21/2023	15,035
THB	2,820,000	USD	82,451	SG	6/21/2023	555
TRY	3,163,960	EUR	130,000	SG	6/21/2023	359
USD	2,068,942	AUD	3,090,000	SG	6/21/2023	19,772
USD	88,281	BRL**	440,000	SG	6/21/2023	926
USD	140,569	CAD	190,000	SG	6/21/2023	185
USD	135,609	CHF	120,000	SG	6/21/2023	558
USD	190,857	CZK	4,070,000	SG	6/21/2023	713
USD	1,096,853	ILS	3,930,000	SG	6/21/2023	12,073
USD	1,623,874	JPY	215,690,000	SG	6/21/2023	28,333
USD	574,435	KRW**	754,120,000	SG	6/21/2023	9,043
USD	19,896	NOK	210,000	JPM	6/21/2023	141
USD	2,552,832	NOK	26,740,000	SG	6/21/2023	37,327
USD	303,981	NZD	490,000	SG	6/21/2023	1,030
USD	290,142	PHP**	15,990,000	SG	6/21/2023	1,571
USD	2,843,043	SGD	3,780,000	SG	6/21/2023	4,838
USD	115,174	TRY	2,320,000	JPM	6/21/2023	9,566
USD	692,807	TRY	14,030,000	SG	6/21/2023	54,145
USD	244,402	ZAR	4,480,000	SG	6/21/2023	644
ZAR	190,000	USD	10,257	JPM	6/21/2023	81
ZAR	1,960,000	USD	105,784	SG	6/21/2023	859
CLP**	156,590,000	USD	190,689	SG	6/22/2023	1,946
USD	146,128	CLP**	118,110,000	SG	6/22/2023	831
USD	2,461,696	CAD	3,324,018	JPM	6/30/2023	5,205
Total unrealized appreciation						$1,025,633
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
USD	3,201,731	CHF	2,877,735	JPM	5/19/2023	$(24,481)
USD	5,476,667	EUR	5,002,274	JPM	5/19/2023	(41,255)
USD	188,118	GBP	151,358	JPM	5/19/2023	(2,180)
USD	16,910	SEK	175,248	JPM	5/19/2023	(195)
AUD	210,000	JPY	18,872,794	SG	6/21/2023	(345)
AUD	2,650,000	USD	1,783,584	SG	6/21/2023	(26,210)
BRL**	380,000	USD	75,791	SG	6/21/2023	(348)
CAD	2,370,000	USD	1,763,459	SG	6/21/2023	(12,353)

See Notes to Consolidated Financial Statements

18

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
CHF	400,000	USD	451,824	SG	6/21/2023	$(1,657)
CZK	5,360,000	USD	251,241	SG	6/21/2023	(829)
EUR	353,563	PLN	1,670,000	SG	6/21/2023	(9,326)
EUR	1,180,000	USD	1,307,466	SG	6/21/2023	(3,389)
ILS	680,000	USD	190,411	SG	6/21/2023	(2,713)
INR**	22,040,000	USD	269,241	SG	6/21/2023	(289)
JPY	9,770,751	AUD	110,000	JPM	6/21/2023	(670)
JPY	254,772,575	AUD	2,910,000	SG	6/21/2023	(45,146)
JPY	171,230,000	USD	1,308,499	SG	6/21/2023	(41,847)
KRW**	438,550,000	USD	339,157	SG	6/21/2023	(10,363)
NOK	15,230,000	USD	1,472,128	SG	6/21/2023	(39,400)
NZD	20,000	USD	12,449	JPM	6/21/2023	(83)
NZD	780,000	USD	488,936	SG	6/21/2023	(6,685)
PHP**	29,880,000	USD	544,707	SG	6/21/2023	(5,465)
PLN	120,000	USD	28,810	SG	6/21/2023	(63)
SEK	2,430,000	USD	237,981	SG	6/21/2023	(391)
SGD	2,470,000	USD	1,865,505	SG	6/21/2023	(10,911)
THB	4,150,000	USD	122,696	SG	6/21/2023	(541)
TRY	13,256,762	EUR	610,000	SG	6/21/2023	(70,676)
TRY	2,410,000	USD	119,786	JPM	6/21/2023	(10,080)
TRY	1,140,000	USD	54,962	SG	6/21/2023	(3,068)
USD	264,757	AUD	400,000	SG	6/21/2023	(506)
USD	1,219,162	BRL**	6,480,000	SG	6/21/2023	(67,352)
USD	6,531,306	CAD	8,910,000	SG	6/21/2023	(51,955)
USD	1,844,809	CHF	1,690,000	SG	6/21/2023	(57,144)
USD	1,166,365	CZK	26,060,000	SG	6/21/2023	(51,121)
USD	1,510,604	EUR	1,410,000	SG	6/21/2023	(47,654)
USD	378,507	GBP	310,000	SG	6/21/2023	(11,508)
USD	31,903	HUF	12,390,000	JPM	6/21/2023	(4,121)
USD	760,221	HUF	284,220,000	SG	6/21/2023	(66,146)
USD	656,867	ILS	2,390,000	SG	6/21/2023	(2,833)
USD	1,324,854	INR**	109,810,000	SG	6/21/2023	(15,146)
USD	45,574	KRW**	60,930,000	SG	6/21/2023	(107)
USD	74,999	MXN	1,450,000	JPM	6/21/2023	(4,799)
USD	799,408	MXN	15,110,000	SG	6/21/2023	(32,137)
USD	185,896	NOK	1,990,000	SG	6/21/2023	(1,308)
USD	502,847	NZD	820,000	SG	6/21/2023	(4,133)
USD	295,345	PHP**	16,540,000	SG	6/21/2023	(3,150)
USD	1,290,350	PLN	5,730,000	SG	6/21/2023	(82,329)
USD	846,932	SEK	8,950,000	SG	6/21/2023	(28,150)
USD	1,368,753	SGD	1,840,000	SG	6/21/2023	(12,806)
USD	146,971	THB	5,060,000	SG	6/21/2023	(1,970)
USD	10,312	TRY	230,000	JPM	6/21/2023	(158)
USD	773,050	ZAR	14,240,000	JPM	6/21/2023	(1,749)
See Notes to Consolidated Financial Statements

19

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
USD	1,290,772	ZAR	23,920,000	SG	6/21/2023	$(10,718)
ZAR	25,280,000	USD	1,389,466	SG	6/21/2023	(13,978)
CLP**	736,450,000	USD	912,942	SG	6/22/2023	(6,965)
USD	507,331	CLP**	418,210,000	SG	6/22/2023	(7,148)
AUD	343,605	USD	232,041	JPM	6/30/2023	(4,085)
CAD	2,407,826	USD	1,786,301	JPM	6/30/2023	(6,889)
USD	27,645	CAD	37,571	JPM	6/30/2023	(121)
USD	120,827	GBP	97,433	JPM	6/30/2023	(1,774)
Total unrealized depreciation						$(970,919)
Net unrealized appreciation						$54,714

**  Non-deliverable forward.

For the six months ended April 30, 2023, the average notional value for the months where the Fund had forward contracts outstanding was $107,998.

Equity swap contracts ("equity swaps")

At April 30, 2023, the Fund had outstanding equity swaps as follows:

Over the counter equity swaps — Long(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)	Spread	Reference Rate		Frequency of Fund Receipt/ Payment	Value and Unrealized Appreciation/ (Depreciation)
JPM	Aareal Bank AG	EUR	529,842	5/24/2023	3.54%	0.65%	1	D ESTR	T/1M	$(20,149)
MS	adidas AG	EUR	549,590	2/15/2024	3.53%	0.60%	1	M EURIBOR	T/1M	76,795
JPM	Alliance Aviation Services Ltd.	AUD	35,650	7/14/2023	4.22%	0.65%	1	D RBACR	T/1M	(2,968)
MS	Amundi SA	EUR	1,685,184	2/15/2024	3.53%	0.60%	1	M EURIBOR	T/1M	(118,836)
MS	Anima Holding SpA	EUR	345,628	2/15/2024	3.53%	0.60%	1	M EURIBOR	T/1M	(26,924)
MS	Aspen Pharmacare Holdings Ltd.	USD	66,874	12/15/2023	5.73%	0.90%	1	D FEDEF	T/1M	(2,250)
JPM	Autogrill SpA	EUR	79,209	9/28/2023	3.54%	0.65%	1	D ESTR	T/1M	3,657
MS	Brenntag SE	EUR	674,792	2/15/2024	3.53%	0.60%	1	M EURIBOR	T/1M	32,334
MS	Bureau Veritas SA	EUR	731,293	2/15/2024	3.53%	0.60%	1	M EURIBOR	T/1M	5,797
JPM	Chr Hansen Holding A/S	DKK	1,369,183	1/2/2024	3.41%	0.40%	1	M CIBOR	T/1M	8,893
MS	Croda International plc	GBP	65,542	12/4/2023	4.82%	0.64%	1	D SONIA	T/1M	8,475
JPM	Curtis Banks Group plc	GBP	27,200	2/27/2024	4.58%	0.40%	1	D SONIA	T/1M	(231)
MS	Danone SA	EUR	1,193,261	2/15/2024	3.53%	0.60%	1	M EURIBOR	T/1M	199,318
MS	Elis SA	EUR	516,330	2/15/2024	3.53%	0.60%	1	M EURIBOR	T/1M	42,312
JPM	EMIS Group plc	GBP	159,251	6/29/2023	4.58%	0.40%	1	D SONIA	T/1M	(25,099)
JPM	Entain plc	GBP	146,364	2/8/2024	4.58%	0.40%	1	D SONIA	T/1M	4,607
MS	Eurofins Scientific SE	EUR	285,556	2/15/2024	3.53%	0.60%	1	M EURIBOR	T/1M	(20,126)
MS	Gerresheimer AG	EUR	136,700	2/15/2024	3.53%	0.60%	1	M EURIBOR	T/1M	39,714
JPM	GK Software SE	EUR	19,200	4/22/2024	3.54%	0.65%	1	D ESTR	T/1M	618

See Notes to Consolidated Financial Statements

20

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont'd)

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Value and Unrealized Appreciation/ (Depreciation)
MS	HeidelbergCement AG	EUR	588,382	2/15/2024	3.53%	0.60%	1	M EURIBOR	T/1M	$53,787
MS	Hermes International	EUR	267,485	2/15/2024	3.53%	0.60%	1	M EURIBOR	T/1M	37,772
MS	Holcim AG	CHF	440,738	2/15/2024	2.00%	0.58%	1	D SARON	T/1M	24,934
MS	Hypera SA	USD	109,873	12/7/2023	5.48%	0.65%	1	D FEDEF	T/1M	(8,752)
JPM	Hyve Group plc	GBP	50,038	3/18/2024	4.58%	0.40%	1	D SONIA	T/1M	3,752
JPM	Industrials REIT Ltd.	GBP	38,295	5/2/2024	4.58%	0.40%	1	D SONIA	T/1M	(48)
MS	ITV plc	GBP	133,285	12/4/2023	4.82%	0.64%	1	D SONIA	T/1M	(7,584)
MS	Kering SA	EUR	908,970	2/15/2024	3.53%	0.60%	1	M EURIBOR	T/1M	32,212
JPM	Link Administration Holdings Ltd.	AUD	18,601	12/29/2023	4.22%	0.65%	1	D RBACR	T/1M	(6,971)
MS	LVMH Moet Hennessy Louis Vuitton SE	EUR	254,332	2/15/2024	3.53%	0.60%	1	M EURIBOR	T/1M	19,613
JPM	Majorel Group Luxembourg SA	EUR	204,707	4/29/2024	3.54%	0.65%	1	D ESTR	T/1M	3,646
JPM	Meltwater NV	NOK	990,719	1/25/2024	3.76%	0.40%	1	M NIBOR	T/1M	(1,462)
JPM	MFE-MediaForEurope NV	EUR	239	7/12/2023	3.54%	0.65%	1	D ESTR	T/1M	(42)
MS	NAVER Corp.	USD	67,673	9/15/2023	6.33%	1.50%	1	D FEDEF	T/1M	(11,562)
JPM	Orange Belgium SA	EUR	14,749	12/11/2023	3.29 3.39%	%-	0.40 0.50%	%-	1	D ESTR	T/1M	(2,644)
JPM	Ordina NV	EUR	73,662	3/25/2024	3.54%	0.65%	1	D ESTR	T/1M	(2,913)
JPM	Origin Energy Ltd.	AUD	955,222	3/28/2024	4.22%	0.65%	1	D RBACR	T/1M	4,808
JPM	OZ Minerals Ltd.(d)	AUD	384,250	2/1/2024	4.22%	0.65%	1	D RBACR	T/1M	(13,940)
JPM	PEXA Group Ltd.	AUD	15,508	1/10/2024	4.22%	0.65%	1	D RBACR	T/1M	10,445
JPM	Pushpay Holdings Ltd.	NZD	186,626	11/3/2023	5.73%	0.40%	1	M BKBM	T/1M	9,675
JPM	R&Q Insurance Holdings Ltd.	GBP	3,617	4/11/2024	4.58%	0.40%	1	D SONIA	T/1M	(105)
MS	Ryanair Holdings plc	EUR	230,981	2/15/2024	3.53%	0.60%	1	M EURIBOR	T/1M	(3,544)
MS	SAP SE	EUR	594,028	2/15/2024	3.53%	0.60%	1	M EURIBOR	T/1M	68,205
JPM	Siltronic AG	EUR	100,917	2/7/2024	3.54%	0.65%	1	D ESTR	T/1M	(25,981)
JPM	SimCorp A/S	DKK	365,750	5/2/2024	3.41%	0.40%	1	M CIBOR	T/1M	(54)
MS	Smith & Nephew plc	GBP	643,014	12/4/2023	4.82%	0.64%	1	D SONIA	T/1M	79,396
JPM	SOHO China Ltd.	HKD	100,761	6/23/2023	4.11%	0.40%	1	D HONIA	T/1M	(1,356)
JPM	Spire Healthcare Group plc	GBP	21,129	6/20/2023	4.58%	0.40%	1	D SONIA	T/1M	1,814
MS	Stroeer SE & Co. KGaA	EUR	158,259	2/15/2024	3.53%	0.60%	1	M EURIBOR	T/1M	(6,767)
JPM	Telecom Italia SpA	EUR	14,527	11/24/2023	3.54%	0.65%	1	D ESTR	T/1M	2,641
JPM	Telenet Group Holding NV	EUR	199,522	3/25/2024	3.29%	0.40%	1	D ESTR	T/1M	1,690
JPM	Toshiba Corp.	JPY	51,000,400	3/29/2024	0.28%	0.35%	1	D MUTSC	T/1M	(506)
Total Long Positions of equity swaps	$466,096

See Notes to Consolidated Financial Statements

21

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont'd)

Over the counter equity swaps — Short(c)

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Value and Unrealized Appreciation/ (Depreciation)
MS	Air Liquide SA	EUR	(604,745)	2/15/2024	2.54%	(0.35)%	1	D ESTR	1M/T	$(75,451)
MS	Allianz SE (Registered)	EUR	(477,645)	2/15/2024	2.54%	(0.35)%	1	D ESTR	1M/T	(17,742)
MS	AXA SA	EUR	(318,173)	2/15/2024	2.54%	(0.35)%	1	D ESTR	1M/T	(16,141)
MS	BASF SE	EUR	(212,699)	2/15/2024	2.54%	(0.35)%	1	D ESTR	1M/T	20,179
MS	Bayerische Motoren Werke AG	EUR	(155,305)	2/15/2024	2.54%	(0.35)%	1	D ESTR	1M/T	(6,295)
MS	Deutsche Post AG (Registered)	EUR	(329,446)	2/15/2024	2.54%	(0.35)%	1	D ESTR	1M/T	(20,884)
MS	Deutsche Telekom AG (Registered)	EUR	(446,199)	2/15/2024	2.54%	(0.35)%	1	D ESTR	1M/T	(29,552)
MS	Enel SpA	EUR	(149,650)	2/15/2024	2.49%	(0.40)%	1	D ESTR	1M/T	(21,620)
MS	Engie SA	EUR	(282,772)	2/15/2024	2.54%	(0.35)%	1	D ESTR	1M/T	(26,744)
JPM	Grifols SA	USD	(24,986)	4/15/2024	4.41%	(0.40)%	1	D OBFR	1M/T	282
MS	H & M Hennes & Mauritz AB	SEK	(2,067,445)	10/19/2023	2.60%	(0.40)%	1	W STIBOR	1M/T	23,027
MS	Hannover Rueck SE	EUR	(292,917)	2/15/2024	2.54%	(0.35)%	1	D ESTR	1M/T	(24,120)
MS	Marks & Spencer Group plc	GBP	(201,712)	12/4/2023	3.88%	(0.30)%	1	D SONIA	1M/T	(1,648)
MS	Meituan	USD	(10,166)	7/21/2023- 10/17/2023	4.83%	0.00%	1	D FEDEF	1M/T	(10,166)
MS	Merck & Co., Inc.	USD	(239,947)	12/15/2023	4.48%	(0.35)%	1	D FEDEF	1M/T	(13,658)
MS	Next plc	GBP	(204,626)	12/4/2023	3.88%	(0.30)%	1	D SONIA	1M/T	(3,490)
JPM	Novozymes A/S	DKK	(1,402,437)	1/2/2024	2.26 2.41%	%-	(0.75 (0.60)%	)%-	1	M CIBOR	1M/T	683
MS	Pfizer, Inc.	USD	(135,182)	12/15/2023	4.48%	(0.35)%	1	D FEDEF	1M/T	44,519
MS	Schneider Electric SE	EUR	(423,273)	2/15/2024	2.54%	(0.35)%	1	D ESTR	1M/T	(19,385)
MS	Swisscom AG (Registered)	CHF	(318,147)	2/15/2024	1.07%	(0.35)%	1	D SARON	1M/T	(24,579)
MS	Telefonica SA	EUR	(123,474)	2/15/2024	2.49%	(0.40)%	1	D ESTR	1M/T	(15,041)
MS	Tencent Holdings Ltd.	USD	(263,247)	7/21/2023- 10/17/2023	4.43%	(0.40)%	1	D FEDEF	1M/T	(32,182)
MS	Vinci SA	EUR	(419,965)	2/15/2024	2.54%	(0.35)%	1	D ESTR	1M/T	(19,392)
Total Short Positions of equity swaps	$(289,400)
Total Long and Short Positions of equity swaps	$176,696
Total Financing Costs and Other Receivables/(Payables) of equity swaps	$(16,547)
Total Long and Short Positions including Financing Costs and Other Receivables/(Payables) of equity swaps	$160,149

(a)  The Fund pays a specified rate based on a reference rate plus or minus a spread, and receives the total return on the reference entity.

(b)  Effective rate at April 30, 2023.

See Notes to Consolidated Financial Statements

22

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont'd)

(c)  The Fund receives a specified rate based on a reference rate plus or minus a spread, and pays the total return on the reference entity.

(d)  Security fair valued as of April 30, 2023, in accordance with procedures approved by the valuation designee.

For the six months ended April 30, 2023, the average notional value for the months where the Fund had equity swaps outstanding was $12,735,195 for long positions and $(5,389,129) for short positions.

At April 30, 2023, the Fund had cash collateral of $1,550,000, $3,600,000 and $696,734 deposited in a segregated account for JPMorgan Chase Bank, NA, Morgan Stanley Capital Services LLC and Societe Generale, respectively, to cover collateral requirements on over the counter derivatives.

Purchased option contracts ("options purchased")

At April 30, 2023, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Household Products
Spectrum Brands Holdings, Inc.	5	$33,250	$70.00	7/21/2023	$2,450
Total options purchased (cost $3,195)					$2,450

Written option contracts ("options written")

At April 30, 2023, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Household Products
Spectrum Brands Holdings, Inc.	5	$(33,250)	$80.00	7/21/2023	$(813)
Total options written (premium received $1,175)					$(813)

For the six months ended April 30, 2023, the average market value for the months where the Fund had outstanding options purchased and written was $2,450 and $(402).

Abbreviations

BKBM  New Zealand's Bank Bill Benchmark Rate

CBOE  Chicago Board Options Exchange

CIBOR  Copenhagen Interbank Offered Rate

ESTR  Euro Short-Term Rate

EURIBOR  Euro Interbank Offered Rate

FEDEF  Federal Funds Floating Rate

FTSE  Financial Times Stock Exchange

HONIA  Hong Kong Overnight Index Average

JPM  JPMorgan Chase Bank, NA

JSE  Johannesburg Stock Exchange

MS  Morgan Stanley Capital Services LLC

MSCI  Morgan Stanley Capital International

MUTSC  Bank of Japan Unsecured Overnight Call Rate

NIBOR  Norway Interbank Offered Rate

See Notes to Consolidated Financial Statements

23

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont'd)

OBFR  Overnight Bank Funding Rate

OMX  Stockholm Stock Exchange

RBACR  Reserve Bank of Australia Cash Rate

SARON  Swiss Average Overnight Rate

SG  Societe Generale

SGX  Singapore Exchange

SOFR  Secured Overnight Financing Rate

SONIA  Sterling Overnight Index Average Rate

SPI  Australian Benchmark Index

STIBOR  Stockholm Interbank Offered Rate

T  Termination Date

TOPIX  Tokyo Stock Price Index

TSX  Toronto Stock Exchange

1D  One Day

1M  One Month

1W  One Week

Currency Abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CZK  Czech Republic Koruna

DKK  Danish Krone

EUR  Euro

GBP  Pound Sterling

HKD  Hong Kong Dollar

HUF  Hungarian Forint

ILS  Israeli New Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thailand Baht

TRY  Turkish Lira

USD  United States Dollar

ZAR  South African Rand

See Notes to Consolidated Financial Statements

24

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of the Notes to Consolidated Financial Statements), of inputs used to value the Fund's investments as of April 30, 2023:

Asset Valuation Inputs	Level 1	Level 2	Level 3*	Total
Investments:
Common Stocks
Broadline Retail	$2,257,537	$1,749,472	$—	$4,007,009
Capital Markets	981,882	—	610	982,492
Consumer Staples Distribution & Retail	932,613	—	—	932,613
Diversified Telecommunication Services	674,214	—	302,514	976,728
Food Products	—	1,646,597	—	1,646,597
Health Care Providers & Services	1,529,183	121,590	—	1,650,773
Hotels, Restaurants & Leisure	795,297	134,973	—	930,270
Insurance	157,755	845,915	—	1,003,670
Interactive Media & Services	2,168,084	29,065	—	2,197,149
Life Sciences Tools & Services	—	1,210,979	—	1,210,979
Media	962,297	396,330	—	1,358,627
Metals & Mining	135,930	217,053	—	352,983
Oil, Gas & Consumable Fuels	112,020	—	—	112,020
Passenger Airlines	134,382	—	144	134,526
Pharmaceuticals	209,390	1,456,306	—	1,665,696
Professional Services	—	346,145	—	346,145
Semiconductors & Semiconductor Equipment	989,979	74,884	—	1,064,863
Software	2,546,897	1,534,621	—	4,081,518
Specialty Retail	1,114,474	10,098	5,200	1,129,772
Technology Hardware, Storage & Peripherals	862,314	473,347	—	1,335,661
Trading Companies & Distributors	1,099,535	661,140	—	1,760,675
Other Common Stocks(a)	14,418,155	—	—	14,418,155
Total Common Stocks	32,081,938	10,908,515	308,468	43,298,921
Preferred Stocks(a)	30,650	—	—	30,650
Convertible Preferred Stocks(a)	56,719	—	—	56,719
Corporate Bonds(a)	—	—	—	—
Insurance Linked Securities(a)	—	5,996,325	—	5,996,325
Loan Assignments(a)	—	—	5,568	5,568
Rights
Biotechnology	—	—	160,318	160,318
Financial Services	—	—	11,500	11,500
Health Care Equipment & Supplies	—	—	5,775	5,775
IT Services	—	—	12,025	12,025
Metals & Mining	21,780	—	4	21,784
Total Rights	21,780	—	189,622	211,402

See Notes to Consolidated Financial Statements

25

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont'd)

Asset Valuation Inputs (cont'd)	Level 1	Level 2	Level 3*	Total
Warrants
Capital Markets	$44	$—	$4	$48
Leisure Products	716	—	—	716
Total Warrants	760	—	4	764
Options Purchased(b)	2,450	—	—	2,450
Short-Term Investments	—	77,198,335	—	77,198,335
Total Long Positions	$32,194,297	$94,103,175	$503,662	$126,801,134

(a)  The Consolidated Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

(b)  The "Purchased option contracts" table under Derivative Instruments provides information on the industry or sector categorization.

*  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Common Stocks(a)(b)	Corporate Bonds(a)(c)	Loan Assignments(a)	Rights(a)(b)	Warrants(a)(b)	Total
Assets:
Investments in Securities:
Beginning Balance as of November 1, 2022	$248,739	$—	$5,738	$149,146	$8	$403,631
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	(1,606)	—	—	—	—	(1,606)
Accrued discounts/(premiums)	—	—	—	—	—	—
Realized gain/(loss)	67,556	—	(199)	12,900	—	80,257
Change in unrealized appreciation/ (depreciation)	(41,064)	—	(491)	(1,747)	(4)	(43,306)
Purchases	154,783	—	957	42,223	—	197,963
Sales	(119,940)	—	(437)	(12,900)	—	(133,277)
Balance as of April 30, 2023	$308,468	$—	$5,568	$189,622	$4	$503,662
Net change in unrealized appreciation/ (depreciation) on investments still held as of April 30, 2023	$(131,792)	$—	$(491)	$4,190	$(4)	$(128,097)

(a)  As of the six months ended April 30, 2023, these securities were fair valued in accordance with procedures approved by the valuation designee. These investments did not have a material impact on the Fund's net assets; therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

(b)  These securities were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(c)  The reconciliation between beginning and ending balances of investments in which unobservable inputs (Level 3) were used is not presented as all values are zero.

See Notes to Consolidated Financial Statements

26

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of the Notes to Consolidated Financial Statements), of inputs used to value the Fund's short investments as of April 30, 2023:

Liability Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short(a)	$(1,407,708)	$—	$—	$(1,407,708)
Total Short Positions	$(1,407,708)	$—	$—	$(1,407,708)

(a)  The Consolidated Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

The following is a summary, categorized by level (see Note A of the Notes to Consolidated Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2023:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$423,590	$—	$—	$423,590
Liabilities	(860,035)	—	—	(860,035)
Forward contracts(a)
Assets	—	1,025,633	—	1,025,633
Liabilities	—	(970,919)	—	(970,919)
Swaps
Assets	—	888,390	—	888,390
Liabilities	—	(728,241)	—	(728,241)
Options written
Liabilities	(813)	—	—	(813)
Total	$(437,258)	$214,863	$—	$(222,395)

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instruments.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Consolidated Financial Statements

27

Consolidated Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Alternative Funds

ABSOLUTE RETURN MULTI-MANAGER FUND
April 30, 2023
Assets
Investments in securities, at value* (Note A)—see Consolidated Schedule of Investments:
Unaffiliated issuers(a)	$126,801,134
Cash	3,184,387
Due from brokers	9,561
Foreign currency(b)	55,423
Cash collateral segregated for short sales (Note A)	1,343,151
Cash collateral segregated for over the counter derivatives (Note A)	5,846,734
Dividends and interest receivable	476,891
Receivable for securities sold	205,944
Receivable for Fund shares sold	39,807
Receivable from affiliate	15,603
Deposits with brokers for futures contracts (Note A)	2,477,860
Receivable for variation margin on futures contracts (Note A)	169,108
Receivable from administrator—net (Note B)	32,614
Over the counter swap contracts, at value (Note A)	888,390
Receivable for forward foreign currency contracts (Note A)	1,025,633
Prepaid expenses and other assets	113,462
Total Assets	142,685,702
Liabilities
Investments sold short, at value(c) (Note A)	1,407,708
Options contracts written, at value(d) (Note A)	813
Over the counter swap contracts, at value (Note A)	728,241
Payable to investment manager—net (Note B)	193,772
Payable for securities purchased	241,851
Payable for Fund shares redeemed	71,017
Payable for forward foreign currency contracts (Note A)	970,919
Payable to trustees	4,757
Payable for audit fees	91,927
Payable for custodian and accounting fees	116,540
Other accrued expenses and payables	60,798
Total Liabilities	3,888,343
Net Assets	$138,797,359
Net Assets consist of:
Paid-in capital	$254,632,695
Total distributable earnings/(losses)	(115,835,336)
Net Assets	$138,797,359
Net Assets
Institutional Class	$125,511,358
Class A	7,971,571
Class C	2,771,947
Class R6	100,819
Class E	2,441,664

See Notes to Consolidated Financial Statements

28

Consolidated Statement of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Alternative Funds

ABSOLUTE RETURN MULTI-MANAGER FUND
April 30, 2023
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	10,961,316
Class A	709,988
Class C	262,370
Class R6	8,804
Class E	212,005
Net Asset Value, offering and redemption price per share
Institutional Class	$11.45
Class R6	$11.45
Class E	$11.52
Net Asset Value and redemption price per share
Class A	$11.23
Offering Price per share
Class A‡	$11.92
Net Asset Value and offering price per share
Class C^	$10.57
*Cost of Investments:
(a) Unaffiliated issuers	$126,351,489
(b) Total cost of foreign currency	$157,421
(c) Proceeds from investments sold short	$1,248,507
(d) Premium received from option contracts written	$1,175

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Consolidated Financial Statements

29

Consolidated Statement of Operations (Unaudited)

Neuberger Berman Alternative Funds

ABSOLUTE RETURN MULTI-MANAGER FUND
For the Six Months Ended April 30, 2023
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$2,080,690
Interest and other income—unaffiliated issuers	150,003
Foreign taxes withheld	(58,751)
Total income	$2,171,942
Expenses:
Investment management fees (Note B)	1,218,157
Administration fees (Note B):
Institutional Class	97,075
Class A	10,710
Class C	3,554
Class R6	127
Distribution fees (Note B):
Class A	10,298
Class C	13,671
Shareholder servicing agent fees:
Institutional Class	825
Class A	99
Class C	277
Class R6	69
Class E	54
Audit fees	64,088
Custodian and accounting fees	154,046
Insurance	1,027
Legal fees	59,704
Registration and filing fees	44,064
Shareholder reports	20,191
Trustees' fees and expenses	19,881
Dividend and interest expense on securities sold short (Note A)	23,470
Miscellaneous	4,096
Total expenses	1,745,483
Expenses reimbursed by Management (Note B)	(277,638)
Investment management fees waived (Note B)	(20,396)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(60)
Total net expenses	1,447,389
Net investment income/(loss)	$724,553

See Notes to Consolidated Financial Statements

30

Consolidated Statement of Operations (Unaudited) (cont'd)

Neuberger Berman Alternative Funds

ABSOLUTE RETURN MULTI-MANAGER FUND
For the Six Months Ended April 30, 2023
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	1,407,160
Closed short positions of unaffiliated issuers	(262,030)
Settlement of forward foreign currency contracts	(746,839)
Settlement of foreign currency transactions	207,011
Expiration or closing of futures contracts	(3,672,881)
Expiration or closing of option contracts written	1,680
Expiration or closing of swap contracts	111,474
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	3,076,553
Short positions of unaffiliated issuers	(1,642,177)
Forward foreign currency contracts	(229,490)
Foreign currency translations	(371,124)
Futures contracts	(934,563)
Option contracts written	43
Swap contracts	1,000,877
Net gain/(loss) on investments	(2,054,306)
Net increase/(decrease) in net assets resulting from operations	$(1,329,753)

See Notes to Consolidated Financial Statements

31

Consolidated Statements of Changes in Net Assets

Neuberger Berman Alternative Funds

	ABSOLUTE RETURN MULTI-MANAGER FUND
	Six Months Ended April 30, 2023 (Unaudited)	Fiscal Year Ended October 31, 2022
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$724,553	$(854,748)
Net realized gain/(loss) on investments	(2,954,425)	8,763,539
Change in net unrealized appreciation/(depreciation) of investments	900,119	(4,405,945)
Net increase/(decrease) in net assets resulting from operations	(1,329,753)	3,502,846
Distributions to Shareholders From (Note A):
Distributable earnings:
Institutional Class	(3,684,077)	(99,310)
Class A	(201,196)	—
Class C	(48,441)	—
Class R6	(794)	(11,210)
Class E	(82,978)	—
Total distributions to shareholders	(4,017,486)	(110,520)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	64,607,899	82,617,337
Class A	1,220,639	2,552,678
Class C	451,683	820,377
Class R6	74,559	2,911,777
Class E	706,037	2,282,555
Proceeds from reinvestment of dividends and distributions:
Institutional Class	3,533,508	88,773
Class A	171,512	—
Class C	42,218	—
Class R6	—	11,137
Class E	82,978	—
Payments for shares redeemed:
Institutional Class	(61,744,924)	(22,946,066)
Class A	(1,468,590)	(1,405,508)
Class C	(438,687)	(1,126,611)
Class R6	(3,899,646)	(2,690,988)
Class E	(494,446)	(153,393)
Net increase/(decrease) from Fund share transactions	2,844,740	62,962,068
Net Increase/(Decrease) in Net Assets	(2,502,499)	66,354,394
Net Assets:
Beginning of period	141,299,858	74,945,464
End of period	$138,797,359	$141,299,858

See Notes to Consolidated Financial Statements

32

Notes to Consolidated Financial Statements Absolute Return Multi-Manager Fund (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Absolute Return Multi-Manager Fund (the "Fund") is a separate operating series of the Trust and is diversified. The Fund currently offers Institutional Class shares, Class A shares, Class C shares, Class R6 shares and Class E shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other series of the Trust.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management" or "NBIA") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The Fund invests in commodity-related instruments through Neuberger Berman Cayman ARMM Fund I Ltd. (the "Subsidiary"), which is organized under the laws of the Cayman Islands. The Fund is and expects to remain the sole shareholder of the Subsidiary. The Subsidiary is governed by its own Board of Directors.

As of April 30, 2023, the value of the Fund's investment in the Subsidiary was as follows:

Investment in Subsidiary	Percentage of Net Assets
$23,309,217	16.8%

2   Consolidation: The accompanying financial statements of the Fund present the consolidated accounts of the Fund and the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

3  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

33

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments (long and short positions) in equity securities, preferred stocks, convertible preferred stocks, rights, warrants and exchange-traded options purchased and written for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Fund's investments for long positions in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Bonds. Inputs used to value corporate debt securities generally include relevant credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

The value of insurance linked securities is determined by Management primarily by obtaining valuations from independent third-party pricing services based on bid quotations (Level 2 or 3 inputs).

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward foreign currency contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of equity swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated benchmark interest rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.

34

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Fund's valuation designee. As the Fund's valuation designee, Management is responsible for determining fair value in good faith for any and all Fund investments. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m. Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. Management has approved the use of ICE Data Services ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). Management has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time as of which the Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which the Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which the Fund's share price is calculated, Management has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

4  Foreign currency translations: The accounting records of the Fund and Subsidiary are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Consolidated Statement of Operations.

5  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency

35

transactions, if any, are recorded on the basis of identified cost and stated separately in the Consolidated Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which the Fund participated as a class member. The amount of such proceeds for the six months ended April 30, 2023, was $6,628.

6  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Consolidated Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. Management has analyzed the Fund's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

The Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, the Fund will include in its taxable income its share of the Subsidiary's current earnings and profits (including net realized gains). Any deficit generated by the Subsidiary will be disregarded for purposes of computing the Fund's taxable income in the current period and also disregarded for all future periods.

For federal income tax purposes, the estimated cost of investments held at April 30, 2023, was $135,476,898. The estimated gross unrealized appreciation was $1,685,295 and estimated gross unrealized depreciation was $11,735,217 resulting in net unrealized depreciation in value of investments of $10,049,922 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended October 31, 2022, the Fund recorded permanent reclassifications primarily related to prior year true up adjustments, prior year true up adjustments on real estate investment trust ("REIT")/non REIT return of capital adjustment, wholly owned subsidiary income and gain (loss) and amortization of bond premium. For the year ended October 31, 2022, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Total Distributable Earnings/(Losses)
$5,007,542	$(5,007,542)

36

The tax character of distributions paid during the years ended October 31, 2022, and October 31, 2021, was as follows:

Distributions Paid From:
Ordinary Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
$110,520	$1,492,311	$—	$—	$—	$—	$—	$—	$110,520	$1,492,311

As of October 31, 2022, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$4,016,442	$—	$(11,109,542)	$(103,298,422)	$(96,575)	$(110,488,097)

The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and/or recognized on wash sales and straddles, mark-to-market on adjustments on swaps, futures and forward contracts, amortization of organizational expenses, tax adjustments related to swap contracts and other investments, mark-to-market adjustments on passive foreign investment companies ("PFICs"), wholly owned subsidiary inclusions, capital loss carryforwards, amortization of bond premium and gain on constructive sale.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2022, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Capital Loss Carryforwards
Long-Term	Short-Term
$35,171,011	$68,127,411

During the year ended October 31, 2022, the Fund utilized capital loss carryforwards of $3,647,889.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At April 30, 2023, there were no outstanding balances of accrued capital gains taxes for the Fund.

As a result of several European Court of Justice ("ECJ") court cases in certain countries across the European Union ("EU"), the Fund may file tax reclaims for previously withheld taxes on dividends earned in those countries ("ECJ tax reclaims"). These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims would be reflected as "Interest and other income—unaffiliated issuers" in the Consolidated Statement of Operations and the cost to file these additional ECJ tax reclaims, if any, would be reflected as "Miscellaneous and other fees" in the Consolidated Statement of Operations. When the ECJ tax reclaim is "more likely than not" to not be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the Consolidated Statement of Assets and Liabilities.

8  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date.

37

It is the policy of the Fund to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. For the year ended October 31, 2022, the character of distributions paid to shareholders of the Fund, if any, disclosed within the Consolidated Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income may be recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of the Fund's distributions as reported herein, may differ from the final composition determined after calendar year-end and reported to the Fund shareholders on IRS Form 1099-DIV.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Securities sold short: The Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, the Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, the Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund pledges securities and/or other assets to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Fund and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Cash collateral segregated for short sales" on the Consolidated Statement of Assets and Liabilities. The Fund is contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Fund may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Fund and are excluded from the

38

contractual expense limitation. A net negative expense, if any, represents a gain to the Fund as the total cash rebates received exceeded the other costs related to short sales. The net amount of fees incurred are included in the "Dividend and interest expense on securities sold short" on the Consolidated Statement of Operations and were $(138,875) for the six months ended April 30, 2023.

At April 30, 2023, the Fund had cash pledged in the amount of $1,343,151 to JPMorgan Chase Bank, NA ("JPM"), as collateral for short sales. In addition, JPM has a perfected security interest in these assets.

12  Investment company securities and exchange traded funds: The Fund may invest in shares of other registered investment companies, including exchange traded funds ("ETFs"), within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4 or any other applicable exemptive relief. Rule 12d1-4 permits fund of funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. Shareholders of the Fund will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the management fees and expenses of the Fund.

13  When-issued/delayed delivery securities: The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. When-issued and delayed delivery transactions can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund's NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

14  Derivative instruments: The Fund's use of derivatives during the six months ended April 30, 2023, is described below. Please see the Consolidated Schedule of Investments for the Fund's open positions in derivatives at April 30, 2023. The disclosure requirements of ASC 815 "Derivatives and Hedging" ("ASC 815") distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Consolidated Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Rule 18f-4 under the 1940 Act which became effective in August 2022, regulates the use of derivatives for certain funds registered under the 1940 Act ("Rule 18f-4"). The Fund has adopted a Rule 18f-4 Policy which provides, among other things, that unless the Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, is required to comply with certain value-at-risk based leverage limits and is required to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.

Futures contracts: During the six months ended April 30, 2023, the Fund used futures for economic hedging purposes and to enhance returns.

At the time the Fund or Subsidiary enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract

39

fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund or Subsidiary as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, the Fund or Subsidiary recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund or Subsidiary because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund or Subsidiary is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, futures transactions undertaken by the Fund or Subsidiary may cause the Fund or Subsidiary to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund or Subsidiary. Also, the Fund's or Subsidiary's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's or Subsidiary's taxable income.

Forward foreign currency contracts: During the six months ended April 30, 2023, the Fund used forward foreign currency contracts to hedge foreign currency and to enhance returns.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, the Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) on settlement of forward foreign currency contracts" in the Consolidated Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Equity swap contracts: During the six months ended April 30, 2023, the Fund used equity swaps to provide investment exposure to certain investments, primarily foreign securities.

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security for the return based on a fixed or floating interest rate during the period of the swap. Upon entering an equity swap, the Fund may be required to pledge an amount of cash and/or other assets to the broker which is equal to a certain percentage of the contract amount (initial margin). Subsequent payments known as variation margins are made or received by the Fund periodically depending on the fluctuations in the value of the underlying security. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives, and their value can be very volatile. To the

40

extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Consolidated Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Consolidated Statement of Operations.

Options: During the six months ended April 30, 2023, the Fund used options written to generate incremental returns. The Fund used purchased options to enhance total return, to gain exposure more efficiently than through a direct purchase of the underlying security, to gain exposure to securities, markets, sectors or geographical areas and to manage or adjust the risk profile of the Fund or the risk of individual positions.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When the Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that the Fund has written expires unexercised, the Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

At April 30, 2023, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Over the counter swaps	Over the counter swap contracts, at value(1)	$—	$—	$888,390	$—	$—	$888,390
Futures	Receivable/Payable for variation margin on futures contracts(2)	—	20,407	63,341	13,278	326,564	423,590
Forward contracts	Receivable for forward foreign currency contracts	—	1,025,633	—	—	—	1,025,633
Options purchased	Investments in securities, at value	—	—	2,450	—	—	2,450
Total Value—Assets		$—	$1,046,040	$954,181	$13,278	$326,564	$2,340,063

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Liability Derivatives

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Over the counter swaps	Over the counter swap contracts, at value(1)	$—	$—	$(728,241)	$—	$—	$(728,241)
Futures	Receivable/Payable for variation margin on futures contracts(2)	—	(507,296)	(146,008)	(134,400)	(72,331)	(860,035)
Forward contracts	Payable for forward foreign currency contracts	—	(970,919)	—	—	—	(970,919)
Options written	Option contracts written, at value	—	—	(813)	—	—	(813)
Total Value—Liabilities		$—	$(1,478,215)	$(875,062)	$(134,400)	$(72,331)	$(2,560,008)

(1)  "Over the counter swaps" reflects the cumulative unrealized appreciation/(depreciation) of the over the counter swap contracts plus accrued interest as of April 30, 2023.

(2)  "Futures" reflects the cumulative unrealized appreciation/(depreciation) of futures as of April 30, 2023, which is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Total distributable earnings/(losses)." The current day's variation margin as of April 30, 2023, if any, is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin on futures contracts."

The impact of the use of these derivative instruments on the Consolidated Statement of Operations during the six months ended April 30, 2023, was as follows:

Realized Gain/(Loss)

Derivative Type	Consolidated Statement of Operations Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Forward contracts	Net realized gain/(loss) on: Settlement of forward foreign currency contracts	$—	$(746,839)	$—	$—	$—	$(746,839)
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	—	(1,373,297)	(437,742)	(1,417,050)	(444,792)	(3,672,881)
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	—	—	1,680	—	—	1,680
Swaps	Net realized gain/(loss) on: Expiration or closing of swaps contracts	—	—	111,474	—	—	111,474
Total Realized Gain/(Loss)		$—	$(2,120,136)	$(324,588)	$(1,417,050)	$(444,792)	$(4,306,566)

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Change in Appreciation/(Depreciation)

Derivative Type	Consolidated Statement of Operations Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: Forward foreign currency contracts	$—	$(229,490)	$—	$—	$—	$(229,490)
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	—	(868,140)	(106,618)	(186,344)	226,539	(934,563)
Options purchased	Change in net unrealized appreciation/ (depreciation) in value of: Investment securities of unaffiliated issuers	—	—	(745)	—	—	(745)
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	—	—	43	—	—	43
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	—	—	1,000,877	—	—	1,000,877
Total Change in Appreciation/ (Depreciation)		$—	$(1,097,630)	$893,557	$(186,344)	$226,539	$(163,878)

While the Fund may receive rights and warrants in connection with its investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

The Fund is required to disclose both gross and net information for assets and liabilities related to over the counter derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund's over the counter derivative assets and liabilities at fair value by type are reported gross in the Consolidated Statement of Assets and Liabilities. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of April 30, 2023.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities
Over the counter swap contracts	$888,390	$—	$888,390
Forward contracts	1,025,633	—	1,025,633
Total	$1,914,023	$—	$1,914,023

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Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Societe Generale	$984,377	$(868,279)	$—	$116,098
JPMorgan Chase Bank, NA	121,257	(121,257)	—	—
Morgan Stanley Capital Services LLC	808,389	(623,772)	—	184,617
	$1,914,023	$(1,613,308)	$—	$300,715

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Over the counter swap contracts	$(728,241)	$—	$(728,241)
Forward contracts	(970,919)	—	(970,919)
Total	$(1,699,160)	$—	$(1,699,160)

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

Counterparty	Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Societe Generale	$(868,279)	$868,279	$—	$—
JPMorgan Chase Bank, NA	(207,109)	121,257	85,852	—
Morgan Stanley Capital Services LLC	(623,772)	623,772	—	—
	$(1,699,160)	$1,613,308	$85,852	$—

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of April 30, 2023, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by the Fund to each counterparty as of April 30, 2023.

15  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

16  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2023, the impact of this arrangement was a reduction in expenses of $60.

17  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.
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Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at the annual rate of 1.700% of the first $250 million of the Fund's average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion.

NBIA has contractually agreed to waive its Class E management fee for the Fund. This undertaking lasts until October 31, 2024 and may not be terminated during its term without the consent of the Board. Management fees contractually waived pursuant to this waiver for Class E are not subject to recovery by NBIA. For the six months ended April 30, 2023, the total amount of management fees waived was $20,396 which is equivalent to an annualized percentage rate of 1.70% of Class E's average daily net assets. Accordingly, for the six months ended April 30, 2023, the investment management fee pursuant to the Management Agreement was equivalent to an annual net effective rate of 1.70% of the Fund's average daily net assets.

The Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the Class level and each share class of the Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.15% for Institutional Class; 0.26% for each of Class A and Class C; 0.05% for Class R6, each as a percentage of its average daily net assets. Class E shares do not pay an administration fee. Additionally, NBIA retains JPM as its sub-administrator under a Sub-Administration Agreement. NBIA pays JPM a fee for all services received under the Sub-Administration Agreement.

NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, brokerage commissions, acquired fund fees and expenses, taxes, including any expenses related to tax reclaims, and extraordinary expenses and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The expenses of the Subsidiary are included in the total expenses used to calculate the reimbursement, which the Fund has agreed to share with the Subsidiary. For the six months ended April 30, 2023, these Subsidiary expenses amounted to $62,939.

At April 30, 2023, the Fund's contingent liabilities to NBIA under the agreements were as follows:

			Expenses Reimbursed in the Year Ended October 31,
			2020	2021	2022	2023
			Subject to Repayment until October 31,
	Contractual Expense Limitation(1)	Expiration	2023	2024	2025	2026
Institutional Class	1.97%	10/31/26	$567,149	$522,331	$466,613	$254,700
Class A	2.33%	10/31/26	48,102	52,624	50,562	16,271
Class C	3.08%	10/31/26	36,584	29,872	19,300	5,652
Class R6	1.87%	10/31/26	8,302	20,018	31,554	1,015

(1)  Expense limitation per annum of the respective class' average daily net assets.

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The Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the six months ended April 30, 2023, there was no repayment to NBIA under these agreements.

At April 30, 2023, NBIA engaged BH-DG Systematic Trading LLP, GAMCO Asset Management Inc., P/E Global, LLC and Portland Hill Asset Management Limited as subadvisers of the Fund to provide investment advisory services. NBIA compensates the subadvisers out of the investment management fees it receives from the Fund.

The Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears the advertising and promotion expenses.

However, the Distributor receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of the Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of the Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2023, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Class A	$2,612	$—	$—	$—
Class C	—	60	—	—

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Note C—Securities Transactions:

During the six months ended April 30, 2023, there were purchase and sale transactions of long-term securities (excluding swaps, forward contracts, futures and written option contracts) as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Securities Sold Short excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Covers on Securities Sold Short excluding U.S. Government and Agency Obligations
$—	$58,656,581	$18,263,100	$—	$52,197,618	$27,225,977

During the six months ended April 30, 2023, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2023, and for the year ended October 31, 2022, was as follows:

	For the Six Months Ended April 30, 2023				For the Year Ended October 31, 2022
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Institutional Class	5,595,483	310,502	(5,389,986)	515,999	7,053,667	7,933	(2,000,324)	5,061,276
Class A	106,626	15,341	(130,154)	(8,187)	223,834	—	(124,826)	99,008
Class C	42,134	4,002	(41,209)	4,927	76,488	—	(106,389)	(29,901)
Class R6	6,441	—	(330,481)	(324,040)	256,986	996	(238,415)	19,567
Class E	61,261	7,285	(43,242)	25,304	200,163	—	(13,462)	186,701

Other: At April 30, 2023, affiliated persons, as defined in the 1940 Act, owned 0.02% of the Fund's outstanding shares.

Note E—Line of Credit:

At April 30, 2023, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under the Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.10% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at April 30, 2023. During the period ended April 30, 2023, the Fund did not utilize the Credit Facility.

47

Note F—Recent Accounting Pronouncements:

In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.

In December 2022, the FASB issued Accounting Standards Update No. 2022-06, "Reference Rate Reform (Topic 848)" ("ASU 2022-06"), which is an update to Accounting Standards Update No. 2021-01, "Reference Rate Reform (Topic 848)" ("ASU 2021-01") and defers the sunset date for applying the reference rate reform relief in Topic 848. ASU 2021-01 is an update of Accounting Standards Update No. 2020-04 ("ASU 2020-04"), which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's consolidated financial statements.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

48

Consolidated Financial Highlights

Absolute Return Multi-Manager Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Consolidated Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Assets with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A " — " indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†d
Institutional Class
04/30/2023 (Unaudited)	$11.87	$0.06	$(0.17)	$(0.11)	$(0.31)	$—	$(0.31)	$11.45	(0.87)%*
10/31/2022	$11.40	$(0.11)	$0.60	$0.49	$(0.02)	$—	$(0.02)	$11.87	4.30%
10/31/2021	$10.80	$(0.13)	$0.92	$0.79	$(0.19)	$—	$(0.19)	$11.40	7.40%
10/31/2020	$10.97	$0.01	$0.21	$0.22	$(0.39)	$—	$(0.39)	$10.80	2.01%
10/31/2019	$10.71	$0.08	$0.19	$0.27	$(0.01)	$—	$(0.01)	$10.97	2.48%
10/31/2018	$10.77	$0.09	$(0.15)	$(0.06)	$—	$—	$—	$10.71	(0.56)%
Class A
04/30/2023 (Unaudited)	$11.62	$0.04	$(0.16)	$(0.12)	$(0.27)	$—	$(0.27)	$11.23	(0.97)%*
10/31/2022	$11.19	$(0.15)	$0.58	$0.43	$—	$—	$—	$11.62	3.84%
10/31/2021	$10.60	$(0.18)	$0.92	$0.74	$(0.15)	$—	$(0.15)	$11.19	7.07%
10/31/2020	$10.78	$(0.03)	$0.20	$0.17	$(0.35)	$—	$(0.35)	$10.60	1.58%
10/31/2019	$10.55	$0.04	$0.19	$0.23	$—	$—	$—	$10.78	2.18%
10/31/2018	$10.65	$0.06	$(0.16)	$(0.10)	$—	$—	$—	$10.55	(0.94)%
Class C
04/30/2023 (Unaudited)	$10.90	$—	$(0.14)	$(0.14)	$(0.19)	$—	$(0.19)	$10.57	(1.30)%*
10/31/2022	$10.58	$(0.23)	$0.55	$0.32	$—	$—	$—	$10.90	3.02%
10/31/2021	$10.03	$(0.23)	$0.85	$0.62	$(0.07)	$—	$(0.07)	$10.58	6.23%
10/31/2020	$10.20	$(0.10)	$0.20	$0.10	$(0.27)	$—	$(0.27)	$10.03	0.96%
10/31/2019	$10.06	$(0.03)	$0.17	$0.14	$—	$—	$—	$10.20	1.39%
10/31/2018	$10.24	$(0.03)	$(0.15)	$(0.18)	$—	$—	$—	$10.06	(1.76)%

See Notes to Consolidated Financial Highlights

49

	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#	Ratio of Net Expenses to Average Net AssetsØ	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)Ø	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Institutional Class
04/30/2023 (Unaudited)	$125.5	2.40%**	2.36%**	2.00%**	1.97%**	1.03	%**	102%*	118%*
10/31/2022	$124.0	2.93%	2.67%	2.24%	1.98%	(0.97)%		204%	204%
10/31/2021	$61.4	2.94%	2.74%	2.17%	1.97%	(1.16)%		296%	308%
10/31/2020	$84.5	2.69%	2.54%	2.12%	1.97%	0.10%		230%	219%
10/31/2019	$157.6	2.59%	2.27%	2.30%	1.98%	0.77%		248%	246%
10/31/2018	$201.1	2.53%	2.16%	2.34%	1.97%	0.86%		194%	179%
Class A
04/30/2023 (Unaudited)	$8.0	2.76%**	2.73%**	2.36%**	2.33%**	0.67	%**	102%*	118%*
10/31/2022	$8.3	3.29%	3.02%	2.58%	2.31%	(1.37)%		204%	204%
10/31/2021	$6.9	3.32%	3.11%	2.54%	2.33%	(1.60)%		296%	308%
10/31/2020	$6.6	3.22%	3.08%	2.47%	2.33%	(0.32)%		230%	219%
10/31/2019	$7.3	2.98%	2.65%	2.67%	2.33%	0.40%		248%	246%
10/31/2018	$18.1	2.83%	2.55%	2.61%	2.33%	0.60%		194%	179%
Class C
04/30/2023 (Unaudited)	$2.8	3.53%**	3.49%**	3.12%**	3.08%**	(0.06	)%**	102%*	118%*
10/31/2022	$2.8	4.08%	3.82%	3.35%	3.08%	(2.16)%		204%	204%
10/31/2021	$3.0	4.07%	3.87%	3.29%	3.08%	(2.24)%		296%	308%
10/31/2020	$4.7	3.82%	3.67%	3.23%	3.08%	(0.98)%		230%	219%
10/31/2019	$7.7	3.71%	3.39%	3.40%	3.09%	(0.33)%		248%	246%
10/31/2018	$11.6	3.65%	3.28%	3.45%	3.08%	(0.24)%		194%	179%

50

Consolidated Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†d
Class R6
04/30/2023 (Unaudited)	$11.88	$0.06	$(0.16)	$(0.10)	$(0.33)	$—	$(0.33)	$11.45	(0.86)%*
10/31/2022	$11.41	$(0.11)	$0.61	$0.50	$(0.03)	$—	$(0.03)	$11.88	4.40%
10/31/2021	$10.81	$(0.14)	$0.94	$0.80	$(0.20)	$—	$(0.20)	$11.41	7.50%
10/31/2020	$10.98	$0.01	$0.21	$0.22	$(0.39)	$—	$(0.39)	$10.81	2.10%
10/31/2019	$10.71	$0.09	$0.19	$0.28	$(0.01)	$—	$(0.01)	$10.98	2.64%
10/31/2018	$10.77	$0.10	$(0.16)	$(0.06)	$—	$—	$—	$10.71	(0.56)%
Class E
04/30/2023 (Unaudited)	$11.97	$0.14	$(0.15)	$(0.01)	$(0.44)	$—	$(0.44)	$11.52	(0.08)%*
Period from 01/11/2022^ to 10/31/2022	$11.17	$(0.01)	$0.81	$0.80	$—	$—	$—	$11.97	7.16%*

See Notes to Consolidated Financial Highlights

51

	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#	Ratio of Net Expenses to Average Net AssetsØ	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)Ø	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Class R6
04/30/2023 (Unaudited)	$0.1	2.60%**	2.27%**	2.20%**	1.87%**	1.03	%**	102	%*	118	%*
10/31/2022	$4.0	2.86%	2.59%	2.14%	1.87%	(1.00)%		204%		204%
10/31/2021	$3.6	2.87%	2.66%	2.07%	1.87%	(1.27)%		296%		308%
10/31/2020	$1.6	2.59%	2.45%	2.01%	1.87%	0.07%		230%		219%
10/31/2019	$1.4	2.55%	2.21%	2.22%	1.88%	0.84%		248%		246%
10/31/2018	$15.3	2.45%	2.09%	2.26%	1.90%	0.93%		194%		179%
Class E
04/30/2023 (Unaudited)	$2.4	2.25%**	2.22%**	0.55%**	0.52%**	2.48	%**	102	%*	118	%*
Period from 01/11/2022^ to 10/31/2022	$2.2	2.99%**	2.66%**	1.29%**	0.96%**	(0.12	)%**	204	%*ØØ	204	%*ØØ

52

Notes to Consolidated Financial Highlights Absolute Return Multi-Manager Fund (Unaudited)

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

d  The class action proceeds listed in Note A of the Notes to Consolidated Financial Statements had no impact on the Fund's total returns for the six months ended April 30, 2023. Had the Fund not received class action proceeds in 2021, the total returns based on per share NAV for the year ended October 31, 2021 would have been:

Institutional Class	6.84%
Class A	6.59%
Class C	5.63%
Class R6	7.13%

  The class action proceeds received in 2022, 2020, 2019, and 2018 had no impact on the Fund's total returns for the years ended October 31, 2022, 2020, 2019, and 2018.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

*  Not annualized.

**  Annualized.

^  The date investment operations commenced.

Ø  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements (see Note A in the Notes to Consolidated Financial Statements). Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales		Excluding Dividend and Interest Expense Relating to Short Sales		Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales
	Six Months Ended 04/30/2023 (unaudited)		Year Ended October 31, 2022				Year Ended October 31, 2021		Year Ended October 31, 2020		Year Ended October 31, 2019		Year Ended October 31, 2018
Institutional Class	2.00%	1.97%	2.24%		1.98%		2.17%	1.97%	2.12%	1.97%	2.30%	1.98%	2.33%	1.97%
Class A	2.36%	2.33%	2.58%		2.31%		2.54%	2.33%	2.47%	2.33%	2.67%	2.33%	2.61%	2.33%
Class C	3.12%	3.08%	3.35%		3.08%		3.29%	3.08%	3.23%	3.08%	3.40%	3.09%	3.45%	3.08%
Class R6	2.20%	1.87%	2.14%		1.87%		2.07%	1.87%	2.01%	1.87%	2.22%	1.88%	2.26%	1.90%
Class E	0.55%	0.52%	1.29	%(a)	0.96	%(a)	—%	—%	—%	—%	—%	—%	—%	—%

(a)  Period from January 11, 2022 (Commencement of Operations) to October 31, 2022.

ØØ  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2022 for the Fund.

53

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Subadvisers

BH-DG Systematic Trading LLP
55 Baker Street
London W1U 7EU, United Kingdom

GAMCO Asset Management Inc.
One Corporate Center
Rye, NY 10580

P/E Global, LLC
75 State Street, 31st Floor
Boston, MA 02109

Portland Hill Asset Management Limited
21 Knightsbridge
London SW1X7LY, United Kingdom

Custodian

JPMorgan Chase & Co.
4 Chase Metrotech Center
Brooklyn, NY 11245

Shareholder Servicing Agent

SS&C Global Investor & Distribution Solutions, Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407

For Institutional Class Shareholders
address correspondence to:

Neuberger Berman Funds
PO Box 219189
Kansas City, MO 64121-9189
Intermediary Client Services 800.366.6264

For Class A, Class C and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

54

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust's Form N-PORT is available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

55

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104–0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

N0087 06/23

Neuberger Berman
Alternative Funds
Institutional Class Shares
Class A Shares
Class C Shares
Class R6 Shares

Long Short Fund
U.S. Equity Index PutWrite Strategy Fund

Semi-Annual Report
April 30, 2023

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of  Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2023 Neuberger Berman BD LLC, distributor. All rights reserved.

President’s Letter
Dear Shareholder,
I am pleased to present this semi-annual shareholder report for Neuberger Berman Alternative Funds covering the six-month period ended April 30, 2023 (the reporting period).
After a difficult period for most of calendar year 2022, the global financial markets performed well during the reporting period. While inflation remained elevated, it moderated somewhat, triggering hopes that the U.S. Federal Reserve Board (Fed) would be less aggressive in terms of tightening monetary policy. Several periods of risk aversion also supported the fixed income market. This was especially pronounced in March 2023 after the collapse of Silicon Valley Bank, the second-largest bank failure in U.S. history. The situation escalated later in the month when Credit Suisse was acquired by UBS Group. Fears of contagion in the banking industry resulted in a flight to quality, driving yields lower.
While there were concerns that Fed rate hikes could drive the economy into a recession, the central bank continued to raise rates in an attempt to rein in persistent inflation. After raising rates seven times in 2022, the Fed also raised rates higher in January and March 2023. In early May—after the reporting period ended—the central bank hiked rates for a tenth consecutive time, bringing the federal fund rate to a range between 5.00% and 5.25%, the highest level in almost 16 years. However, the Fed hinted that it may pause from raising rates further, with Fed Chair Jerome Powell saying, "We feel like we’re getting closer or maybe even there."
Both global stock and bond markets generated strong results during the reporting period. Expectations that the Fed would pause from its rate hike cycle and successfully execute a soft landing for the economy was supported by the markets. All told, the S&P 500® Index returned 8.63% during the reporting period, and international developed and emerging market equities, as measured by the MSCI EAFE® and MSCI Emerging Market Indices (Net), returned 24.19% and 16.36%, respectively. Meanwhile, with short- and long-term Treasury yields moving lower, higher bond prices rallied (yields and bond prices generally move in the opposite direction). For the reporting period, the broad investment-grade taxable bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 6.91%.
Looking ahead, while the U.S. economy has been resilient, there are several potential headwinds that could cause growth to stall or contract as the year progresses. These include the cumulative effect of the Fed’s aggressive rate hikes, still-elevated inflation, tighter credit conditions in the wake of the turmoil in the banking industry, the repercussions from the war in Ukraine, and other geopolitical events. That said, we anticipate inflation to trend lower, which would allow the Fed to pause from additional rate hikes. Against this uncertain backdrop, we believe professional portfolio management can be extremely important to help navigate the many factors impacting the market. While periods of elevated volatility may persist, we believe these episodes can lead to attractive investment opportunities for our shareholders.
Thank you for your support and trust. We look forward to continue serving your investment needs in the years to come.
Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman Alternative Funds

Long Short Fund Commentary (Unaudited)
Neuberger Berman Long Short Fund Institutional Class generated a 6.40% total return for the six-month period ended April 30, 2023 (the reporting period), outperforming its primary benchmark, the HFRX® Equity Hedge Index (the Index), which returned 2.08% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The overall U.S. equity market was volatile, but ultimately generated strong results during the reporting period. Investor sentiment fluctuated during the period due to economic data and expectations for U.S. Federal Reserve Board (Fed) rate hikes to fight inflation. Repercussions from the war in Ukraine and turmoil in the regional banking industry, initially driven by the collapse of Silicon Valley Bank, also impacted the market. Despite concerns that elevated inflation could trigger a recession, the U.S. economy was resilient. All told, the S&P 500® Index returned 8.63% during the reporting period.
With the increase in market volatility and uncertain expectations for future economic growth, we modestly reduced the Fund’s net exposures. On an absolute basis, the Fund's largest sector weights were in Information Technology, Financials and Consumer Discretionary.
We categorize the Fund’s long investment exposure into three groups: Capital Growth, Total Return and Opportunistic. Capital Growth continues to represent our largest allocation, followed by Total Return and Opportunistic. We continue to take a balanced approach and, on the margin, find Total Return investments to be more attractive relative to the prior reporting period, as late-cycle economic dynamics have emerged. The Fund’s short exposure includes both single name "Fundamental" shorts and "Market" shorts. During the reporting period, total short exposure increased against the backdrop of macroeconomic uncertainty led by Fundamental shorts. Market shorts that consist primarily of sector and market cap-specific indices to help manage broader portfolio exposures decreased during the reporting period.
The Fund’s equity long exposure was additive to performance, while its Fundamental shorts detracted from performance.
The Fund’s aggregate use of futures, swap and option contracts detracted from performance during the reporting period.
We recognize the economy is slowing, while at the same time, it seems that progress has been made in the fight against inflation. Yet, the recent banking crisis was a clear indication that the Fed’s tightening cycle is having a real impact to the broader economy. Despite this, the Fed has remained steadfast in its commitment to fighting inflation and has shown no indication that it will pivot and cut rates this year. Continued core inflation in certain categories such as food, as well as certain strong economic data, support this idea that the Fed will not pivot. Until we have more clarity on these conflicting views, we anticipate continued market volatility. So, in the current environment, we believe the divergence in underlying companies’ operating performance will be more apparent going forward. As always, we continue our efforts to best understand company and portfolio-specific factors as we believe this environment is flush with a confluence of fiscal policy considerations, monetary policy stimulus, public health concerns, geopolitical uncertainty, commodity price volatility, and inflation dynamics. As market dynamics change, this can cause company market values to dislocate from their long-term potential values, creating a volatile environment with potential opportunities for both long and short investments. We are very mindful of the complex world in which we live and invest. We highlight these risks because the current environment, as always, necessitates a flexible approach in the complex, global world in which we operate. As always, we must be ready and able to adapt when the facts change.
Sincerely,
Charles Kantor and Marc Regenbaum
Portfolio Managers

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Long Short Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NLSIX
Class A	NLSAX
Class C	NLSCX

PORTFOLIO BY INVESTMENT TYPE
(as a % of Total Net Assets)
	Long	Short
Common Stocks	74.3%	(16.3)%
Convertible Bonds	0.3	—
Corporate Bonds	3.6	(0.7)
Master Limited Partnerships and Limited Partnerships	2.8	—
Options Purchased	0.0	—
Preferred Stocks	0.9	—
Warrants	0.1	—
Short-Term Investments	16.0	—
Other Assets Less Liabilities*	19.0	—
Total	117.0%	(17.0)%

*	Includes the impact of the Fund’s open positions in derivatives (other than options purchased), if any.

PERFORMANCE HIGHLIGHTS
	Inception Date	Six Month Period Ended 04/30/2023	Average Annual Total Return Ended 04/30/2023
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class	12/29/2011	6.40%	3.32%	6.19%	5.31%	6.30%
Class A	12/29/2011	6.19%	2.89%	5.80%	4.93%	5.92%
Class C	12/29/2011	5.83%	2.19%	5.02%	4.15%	5.13%
With Sales Charge
Class A		0.07%	-3.03%	4.56%	4.31%	5.37%
Class C		4.84%	1.22%	5.02%	4.15%	5.13%
Index
HFRX® Equity Hedge Index[1,2]		2.08%	0.22%	2.80%	2.84%	3.46%
S&P 500® Index[1,2]		8.63%	2.66%	11.45%	12.20%	13.39%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
 As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 1.69%, 2.06% and 2.81% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended April 30, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

U.S. Equity Index PutWrite Strategy Fund Commentary (Unaudited)
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund Institutional Class generated a total return of 9.30% for the six-month period ended April 30, 2023 (the reporting period), outperforming its benchmark, a blend consisting of 50% Cboe S&P 500 One-Week PutWrite Index and 50% Cboe S&P 500 PutWrite Index (collectively, the Index), which posted a 9.08% total return during the same period. (Performance for all share classes is provided in the table immediately following this letter.)
As if trying to remind investors of their unpredictability, broad based equity and fixed income markets posted healthy gains over the period in the face of the unexpected collapse of Silicon Valley Bank (SVB) and First Republic Bank which sparked U.S. regional banking contagion fears. Solely looking at market headlines would likely lead investors to assume the banking crisis had markets on the verge of collapse and the Cboe S&P 500 Volatility Index (VIX) pushing through multi-year highs. On the contrary, the banking crisis in the first quarter of 2023 may be 'remembered' as one of the least dramatic banking crises of modern times. Those in charge may suggest it was among the best 'managed' crises. The U.S. Federal Reserve Board (Fed) raised its target rate four times during the reporting period from a range of 3.00% to 3.25% at the start of the period to a range of 4.75% to 5.00%. However, increased concerns over financial conditions resulted in a lowering of expectations for the magnitude of future rate increases which was a positive for risk assets. Specifically, for the reporting period, the S&P 500® Index gained 8.63%, the Bloomberg U.S. Aggregate Bond Index rose 6.91%, and the Bloomberg U.S. Corporate High Yield Bond Index appreciated 6.21%. Equity index putwrite indexes performed as expected relative to their underlying equity index exposures as the Cboe S&P 500 PutWrite Index (PUT) caught a few 'lucky' third Friday rolls and gained 10.65% versus its more frequently rolled counterpart the Cboe S&P 500 One-Week PutWrite (WPUT) Index’s more modest 7.51% total return.
Over the reporting period, the Fund’s option exposures and collateral portfolio positively contributed to portfolio performance. During this time, the S&P 500 PutWrite sleeve captured a reasonable portion of the PUT return of 10.65% by posting a return of more than 9%. The collateral sleeve outperformed the FTSE US Three-Month Treasury Bill Index return of 2.16%. Over the period there were no detractors to portfolio performance.
The Fund’s average option notional exposure over the period remained consistent with a strategic target of 100% within the S&P 500 Index.
In simple terms, markets seem to have entered the 'bad news is good news and strong economic results is bad news' phase of the Fed rate cycle. The on-going tug-of-war between expectations for continued interest rate increases to fight inflation and risks of pushing the U.S. economy into a recession seems to be tilting towards the latter. We believe financial markets are returning to historically 'normal' dynamics with 'zero rate' policies a thing of the past barring some exogeneous events (e.g., pandemic, war, natural disasters), that require extraordinary measures. We believe the more likely return drivers over the next few years may be non-zero rates, company margin durability, leveraged balance sheets, rising commodity and labor prices, geopolitical uncertainty, social unrest and global trade disruptions. One might argue this list is somewhat evergreen. Yet, we feel the accommodative flexibility and coordination of global monetary authorities that has helped inoculate many economies and global trade from disruptions has 'left the building'. In short, we believe that durable capital formation will be harder going forward than it has been since the 2008/09 Global Financial Crisis. Conveniently, we believe this will support the case for diversifying strategies, like option writing, that have the potential to offer structured return payoffs.
Sincerely,
Derek Devens and Rory Ewing
Portfolio Managers

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

U.S. Equity Index PutWrite Strategy Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NUPIX
Class A	NUPAX
Class C	NUPCX
Class R6	NUPRX

PORTFOLIO BY INVESTMENT TYPE
(as a % of Total Net Assets)
Index-Linked Notes	13.1%
U.S. Treasury Obligations	78.3
Written Option Contracts	(0.8)
Short-Term Investments	7.9
Other Assets Less Liabilities	1.5
Total	100.0%

PERFORMANCE HIGHLIGHTS[3]
	Inception Date	Six Month Period Ended 04/30/2023	Average Annual Total Return Ended 04/30/2023
			1 Year	5 Years	Life of Fund
At NAV
Institutional Class	09/16/2016	9.30%	4.36%	6.56%	6.81%
Class A	09/16/2016	9.16%	3.99%	6.18%	6.43%
Class C	09/16/2016	8.64%	3.17%	5.36%	5.62%
Class R6	09/16/2016	9.34%	4.46%	6.64%	6.90%
With Sales Charge
Class A		2.84%	-1.98%	4.94%	5.49%
Class C		7.64%	2.18%	5.36%	5.62%
Index
50% Cboe S&P 500 One-Week PutWrite Index / 50% Cboe S&P 500 PutWrite Index[1,2]		9.08%	-0.39%	3.34%	3.98%
S&P 500® Index[1,2]		8.63%	2.66%	11.45%	12.55%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
For the period ended April 30, 2023, the 30-day SEC yields were 14.48%, 14.12%, 13.34% and 14.58% for Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 14.42%, 14.05%, 13.24% and 14.52% for Institutional Class, Class A, Class C and Class R6 shares, respectively.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.71%, 1.09%, 1.87% and 0.61% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.66%, 1.02%, 1.77% and 0.56% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes (Unaudited)

1
Please see "Glossary of Indices" on page 9 for a description of indices. Please note that individuals cannot invest directly in any index. The HFRX® Equity Hedge Index does take into account fees and expenses, but not the tax consequences, of investing since it is based on the underlying hedge funds’ net returns. The other indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.
3
The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

For more complete information on any of the Neuberger Berman Alternative Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices (Unaudited)

Cboe S&P 500 PutWrite Index:
The index tracks the value of a passive investment strategy, which consists of overlaying S&P 500 (SPX) short put options over a money market account invested in one- and three-months Treasury bills. The SPX puts are struck at-the-money and are sold on a monthly basis.

Cboe S&P 500 One-Week PutWrite Index:
The index is designed to track the performance of a hypothetical strategy that sells an at-the- money (ATM) S&P 500 Index (SPX) put option on a weekly basis. The maturity of the written SPX put option is one week to expiry. The written SPX put option is collateralized by a money market account invested in one-month U.S. Treasury bills.
The index rolls on a weekly basis, typically every Friday.

50% Cboe S&P 500 One-Week PutWrite Index/50% Cboe S&P 500 PutWrite Index:	The blended index is composed of 50% Cboe S&P 500 One-Week PutWrite Index (described above) and 50% Cboe S&P 500 PutWrite Index (described above) and is rebalanced monthly.
HFRX® Equity Hedge Index:
The index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S.
dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund’s manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund’s Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.
This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2023 and held for the entire period. The table illustrates each Fund’s costs in two ways:
Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period indicated.
You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled
"Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)
Neuberger Berman Alternative Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 11/1/22	Ending Account Value 4/30/23	Expenses Paid During the Period(1) 11/1/22 – 4/30/23	Expense Ratio	Beginning Account Value 11/1/22	Ending Account Value 4/30/23	Expenses Paid During the Period(2) 11/1/22 – 4/30/23	Expense Ratio
Long Short
Institutional Class	$1,000.00	$1,064.00	$6.86 (3)	1.34%	$1,000.00	$1,018.15	$6.71 (3)	1.34%
Class A	$1,000.00	$1,061.90	$8.79 (3)	1.72%	$1,000.00	$1,016.27	$8.60 (3)	1.72%
Class C	$1,000.00	$1,058.30	$12.55 (3)	2.46%	$1,000.00	$1,012.60	$12.28 (3)	2.46%
U.S. Equity Index PutWrite Strategy
Institutional Class	$1,000.00	$1,093.00	$3.43	0.66%	$1,000.00	$1,021.52	$3.31	0.66%
Class A	$1,000.00	$1,091.60	$5.29	1.02%	$1,000.00	$1,019.74	$5.11	1.02%
Class C	$1,000.00	$1,086.40	$9.10	1.76%	$1,000.00	$1,016.07	$8.80	1.76%
Class R6	$1,000.00	$1,093.40	$2.91	0.56%	$1,000.00	$1,022.02	$2.81	0.56%

(1)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)
Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

(3)	Includes expenses of the Fund’s Blocker (See Note A of the Notes to Financial Statements).

Legend April 30, 2023 (Unaudited)
Neuberger Berman Alternative Funds
Benchmarks:
€STR	= Euro Short Term Rate
FEDL01	= United States Federal Funds Effective Rate
LIBOR	= London Interbank Offered Rate
OBFR	= United States Overnight Bank Funding Rate
Counterparties:
GSI	= Goldman Sachs International
JPM	= JPMorgan Chase Bank N.A.
SSB	= State Street Bank and Trust Company
Index Periods/Payment Frequencies:
1M	= 1 Month
3M	= 3 Months
T	= Termination
Other Abbreviations:
ADR	= American Depositary Receipt
Management or NBIA	= Neuberger Berman Investment Advisers LLC

Currency Abbreviations:
EUR	= Euro
USD	= United States Dollar

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)
April 30, 2023

Number of Shares		Value
Long Positions 98.0%
Common Stocks 74.3%
Aerospace & Defense 1.1%
245,678	Airbus SE	$34,403,441
153,100	Boeing Co.	31,658,018 *(a)
		66,061,459
Banks 1.7%
700,180	JPMorgan Chase & Co.	96,792,883 (a)
Beverages 1.4%
2,521,332	Keurig Dr Pepper, Inc.	82,447,556 (a)
Biotechnology 0.6%
233,927	AbbVie, Inc.	35,351,048
Broadline Retail 1.9%
1,051,440	Amazon.com, Inc.	110,874,348 *(a)
Capital Markets 4.2%
1,585,330	Brookfield Corp. Class A	51,459,812
498,280	CME Group, Inc.	92,565,475
276,686	S&P Global, Inc.	100,320,810
		244,346,097
Chemicals 0.9%
537,231	Ashland, Inc.	54,588,042
Commercial Services & Supplies 1.1%
381,385	Waste Management, Inc.	63,328,979 (a)
Computers 0.1%
359,091	Arctic Wolf Networks, Inc.	3,950,001 *#(b)(c)
Consumer Staples Distribution & Retail 2.9%
93,105	Costco Wholesale Corp.	46,852,298 (a)
487,999	Dollar Tree, Inc.	75,010,326 *
301,772	Walmart, Inc.	45,558,519 (a)
		167,421,143
Containers & Packaging 0.7%
237,492	Avery Dennison Corp.	41,437,604 (a)
Diversified Consumer Services 0.2%
537,444	European Wax Center, Inc. Class A	10,125,445 *
Electric Utilities 2.1%
1,589,740	NextEra Energy, Inc.	121,821,776 (a)
Electrical Equipment 0.7%
1,024,049	nVent Electric PLC	42,938,375
Electronic Equipment, Instruments & Components 2.0%
410,733	Amphenol Corp. Class A	30,998,019 (a)
204,159	CDW Corp.	34,623,325
Number of Shares		Value
Electronic Equipment, Instruments & Components – cont'd
410,629	TE Connectivity Ltd.	$50,248,671
115,870,015
Entertainment 1.4%
623,714	Activision Blizzard, Inc.	48,468,815 *
73,335	Netflix, Inc.	24,195,417 *(a)
97,783	Walt Disney Co.	10,022,757 *
82,686,989
Financial Services 3.5%
772,355	Apollo Global Management, Inc.	48,959,583
183,750	MasterCard, Inc. Class A	69,830,513 (a)
1,964,324	Repay Holdings Corp.	12,316,312 *
305,725	Visa, Inc. Class A	71,151,379 (a)
202,257,787
Food Products 0.6%
473,999	Mondelez International, Inc. Class A	36,365,203 (a)
Ground Transportation 2.0%
534,510	Uber Technologies, Inc.	16,596,536 *(a)
516,056	Union Pacific Corp.	100,992,159 (a)
117,588,695
Health Care Equipment & Supplies 0.8%
912,378	Boston Scientific Corp.	47,553,141 *
Health Care Providers & Services 2.5%
73,639	Humana, Inc.	39,064,753 (a)
223,378	UnitedHealth Group, Inc.	109,922,080 (a)
148,986,833
Hotels, Restaurants & Leisure 2.9%
709,352	First Watch Restaurant Group, Inc.	11,406,380 *
128,339	Marriott International, Inc. Class A	21,732,927 (a)
413,671	McDonald's Corp.	122,343,198 (a)
1,813,980	Sweetgreen, Inc. Class A	14,403,001 *
169,885,506
Household Products 0.6%
223,625	Procter & Gamble Co.	34,970,478 (a)
Insurance 1.1%
485,071	Progressive Corp.	66,163,684 (a)
Interactive Media & Services 4.6%
1,154,478	Alphabet, Inc. Class A	123,921,668 *(a)
572,682	Match Group, Inc.	21,131,966 *
510,837	Meta Platforms, Inc. Class A	122,764,348 *
267,817,982
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
IT Services 0.4%
339,198	Okta, Inc.	$23,245,239 *
Life Sciences Tools & Services 0.9%
93,505	Thermo Fisher Scientific, Inc.	51,885,925 (a)
Multi-Utilities 1.9%
1,939,242	CenterPoint Energy, Inc.	59,088,704
574,580	WEC Energy Group, Inc.	55,257,358 (a)
114,346,062
Oil, Gas & Consumable Fuels 2.0%
362,310	Chevron Corp.	61,078,220 (a)
1,204,872	Enbridge, Inc.	47,905,711 (a)
329	Venture Global LNG, Inc.	5,922,000 *#(b)(c)
114,905,931
Pharmaceuticals 0.9%
330,649	Johnson & Johnson	54,127,241 (a)
Professional Services 2.8%
283,059	Equifax, Inc.	58,983,834 (a)
280,445	Jacobs Solutions, Inc.	32,380,180
1,806,473	Paycor HCM, Inc.	42,452,116 *
418,435	TransUnion	28,792,512
162,608,642
Semiconductors & Semiconductor Equipment 1.8%
348,979	Analog Devices, Inc.	62,774,343 (a)
29,397	ASML Holding NV	18,721,773
84,128	NVIDIA Corp.	23,344,679 (a)
104,840,795
Software 11.1%
321,216	Adobe, Inc.	121,278,313 *(a)
91,770	Atlassian Corp. Class A	13,550,758 *
179,381	Grammarly, Inc. Class A	3,228,858 *#(b)(c)
14,865	Intuit, Inc.	6,599,317
754,570	Microsoft Corp.	231,849,179
674,949	Salesforce, Inc.	133,889,633 *(a)
152,988	ServiceNow, Inc.	70,285,747 *
265,330	Splunk, Inc.	22,882,059 *
256,150	Workday, Inc. Class A	47,679,761 *
651,243,625
Specialized REITs 0.7%
157,161	SBA Communications Corp.	41,001,733 (a)
Specialty Retail 6.5%
211,243	Asbury Automotive Group, Inc.	40,867,071 *
622,766	Chewy, Inc. Class A	19,311,974 *(d)
2,026,590	Fanatics Holdings, Inc. Class A	154,365,360 *#(b)(c)
324,601	Foot Locker, Inc.	13,629,996
116,674	Home Depot, Inc.	35,065,204 (a)
Number of Shares		Value
Specialty Retail – cont'd
1,486,066	TJX Cos., Inc.	$117,131,722
380,371,327
Technology Hardware, Storage & Peripherals 2.9%
1,009,673	Apple, Inc.	171,321,315 (a)
Textiles, Apparel & Luxury Goods 0.8%
31,000	Lululemon Athletica, Inc.	11,777,830 *
294,235	NIKE, Inc. Class B	37,285,459 (a)
49,063,289

Total Common Stocks (Cost $3,389,944,539)		4,350,592,193
Preferred Stocks 0.9%
Entertainment 0.1%
39,203	A24 Films LLC	4,463,653 *#(b)(c)(e)
Internet 0.5%
23,000	Fabletics LLC Series G	23,000,000 *#(b)(c)
82,110	Savage X, Inc. Series C	3,949,984 *#(b)(c)
26,949,984
IT Services 0.2%
959,038	Cybereason, Inc. Series F	441,157 *#(b)(c)
658,071	Druva, Inc. Series 4	6,167,968 *#(b)(c)
480,112	Druva, Inc. Series 5	4,499,994 *#(b)(c)
11,109,119
Software 0.1%
55,626	Grammarly, Inc. Series 3	1,458,063 *#(b)(c)
180,619	Signifyd, Inc. Series Seed	1,894,693 *#(b)(c)
78,686	Signifyd, Inc. Series A	826,203 *#(b)(c)
325,371	Videoamp, Inc. Series F1	5,135,005 *#(b)(c)
9,313,964
Total Preferred Stocks (Cost $58,686,273)		51,836,720
Number of Units
Master Limited Partnerships and Limited Partnerships 2.8%
Multi-Utilities 0.9%
1,600,530	Brookfield Infrastructure Partners L.P.	55,746,460
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Number of Units		Value
Oil, Gas & Consumable Fuels 1.9%
4,180,641	Enterprise Products Partners L.P.	$109,992,665
Total Master Limited Partnerships and Limited Partnerships (Cost $135,194,331)		165,739,125

Principal Amount		Value
Corporate Bonds 3.6%
Beverages 0.1%
$11,355,000	PepsiCo, Inc., 2.75%, due 10/21/2051	$8,346,336
Computers 0.2%
18,980,000	Apple, Inc., 2.85%, due 8/5/2061	13,073,441
Diversified Financial Services 0.0%(f)
2,838,000	Mastercard, Inc., 2.95%, due 3/15/2051	2,147,918
Electric 0.1%
11,350,000	Florida Power & Light Co., 2.88%, due 12/4/2051	8,095,317
Healthcare - Services 0.2%
	UnitedHealth Group, Inc.
4,775,000	5.05%, due 4/15/2053	4,849,413
8,512,000	3.13%, due 5/15/2060	6,056,385
		10,905,798
Internet 0.9%
15,177,000	Alphabet, Inc., 2.25%, due 8/15/2060	9,417,654
19,932,000	Amazon.com, Inc., 3.25%, due 5/12/2061	14,707,000
18,990,000	Meta Platforms, Inc., 4.65%, due 8/15/2062	16,820,162
9,590,000	Uber Technologies, Inc., 8.00%, due 11/1/2026	9,832,531 (a)(g)
		50,777,347
Machinery - Diversified 0.1%
2,850,000	nVent Finance Sarl, 4.55%, due 4/15/2028	2,748,711 (h)
Miscellaneous Manufacturer 0.7%
	Anagram International, Inc./Anagram Holdings LLC
25,459,307	10.00% Cash & 5.00% PIK, due 8/15/2025	24,186,342 (g)(i)
18,232,003	5.00% Cash & 5.00% PIK, due 8/15/2026	14,859,082 (g)(i)
		39,045,424
Office - Business Equipment 0.1%
5,700,000	CDW LLC/CDW Finance Corp., 2.67%, due 12/1/2026	5,177,281 (a)
Pharmaceuticals 0.2%
18,015,000	Johnson & Johnson, 2.45%, due 9/1/2060	12,027,347
Real Estate Investment Trusts 0.0%(f)
2,850,000	SBA Communications Corp., 3.88%, due 2/15/2027	2,658,204 (a)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Retail 0.3%
	Walmart, Inc.
$18,015,000	2.65%, due 9/22/2051	$13,034,779
4,770,000	4.50%, due 4/15/2053	4,726,540
		17,761,319
Software 0.7%
17,065,000	Activision Blizzard, Inc., 2.50%, due 9/15/2050	11,141,312
17,082,000	Microsoft Corp., 2.68%, due 6/1/2060	11,833,843
	Oracle Corp.
4,765,000	6.90%, due 11/9/2052	5,338,362
14,212,000	3.85%, due 4/1/2060	9,970,330
		38,283,847

Total Corporate Bonds (Cost $201,568,082)		211,048,290
Convertible Bonds 0.3%
Computers 0.3%
19,850	Arctic Wolf Networks, Inc., 0.00%, due 9/29/2027 (Cost $19,850,000)	19,850,000 #(b)(c)

Number of Shares
Warrants 0.1%
Diversified Consumer Services 0.1%
653,334	OneSpaWorld Holdings Ltd. Expires 6/12/2025	$4,357,738 *(b)(c)
Food Products 0.0%(f)
701,800	Whole Earth Brands, Inc. Expires 6/25/2025	38,528 *
301,400	Whole Earth Brands, Inc. Expires 6/25/2025	16,547 *
		55,075
Total Warrants (Cost $433,413)		4,412,813
Total Purchased Option Contracts 0.0%(f)(j) (Cost $2,106,271)		42,653

Short-Term Investments 16.0%
Investment Companies 16.0%
932,387,806	State Street Institutional U.S. Government Money Market Fund Premier Class, 4.76%(k)	932,387,806
2,833,646	State Street Navigator Securities Lending Government Money Market Portfolio, 4.85%(k)	2,833,646 (l)
Total Short-Term Investments (Cost $935,221,452)		935,221,452
Total Long Positions (98.0%) (Cost $4,743,004,361)		5,738,743,246
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Number of Shares		Value

Short Positions ((17.0)%)
Common Stocks Sold Short (16.3)%
Aerospace & Defense (0.1)%
(49,529)	AeroVironment, Inc.	$(4,987,075)*
Air Freight & Logistics (0.2)%
(78,100)	Expeditors International of Washington, Inc.	(8,890,904)
Automobiles (0.2)%
(498,230)	Ford Motor Co.	(5,918,972)
(248,520)	Lucid Group, Inc.	(1,973,249)*
(22,465)	Tesla, Inc.	(3,691,224)*
(11,583,445)
Banks (0.3)%
(30,913)	BankUnited, Inc.	(697,088)
(176,896)	Citizens Financial Group, Inc.	(5,473,162)
(317,429)	CVB Financial Corp.	(4,751,912)
(73,906)	SouthState Corp.	(5,098,036)
(16,020,198)
Building Products (0.1)%
(57,000)	Allegion PLC	(6,297,360)
Capital Markets (1.2)%
(434,386)	Carlyle Group, Inc.	(13,174,928)
(132,142)	Coinbase Global, Inc.	(7,107,918)*
(1,063,202)	Invesco Ltd.	(18,212,650)
(307,107)	T Rowe Price Group, Inc.	(34,497,329)
(72,992,825)
Chemicals (0.1)%
(12,422)	Sherwin-Williams Co.	(2,950,722)
Commercial Services & Supplies (0.1)%
(370,127)	Steelcase, Inc.	(2,961,016)
Consumer Finance (0.2)%
(125,218)	Capital One Financial Corp.	(12,183,711)
Containers & Packaging (0.2)%
(93,396)	Packaging Corp. of America	(12,632,743)
Diversified Consumer Services (0.2)%
(425,411)	H&R Block, Inc.	(14,425,687)
Number of Shares		Value

Electric Utilities (0.5)%
(409,423)	Hawaiian Electric Industries, Inc.	$(16,053,476)
(163,611)	Southern Co.	(12,033,589)
(28,087,065)
Electrical Equipment (0.1)%
(52,700)	Eaton Corp. PLC	(8,807,224)
Entertainment (0.6)%
(338,829)	ROBLOX Corp.	(12,062,313)*
(1,740,817)	Warner Bros Discovery, Inc.	(23,692,519)*
(35,754,832)
Financial Services (0.3)%
(95,117)	Jack Henry & Associates, Inc.	(15,536,411)
Food Products (0.9)%
(256,140)	Campbell Soup Co.	(13,908,402)
(797,502)	Hain Celestial Group, Inc.	(14,299,211)*
(264,807)	McCormick & Co., Inc.	(23,263,295)
(51,470,908)
Ground Transportation (0.1)%
(34,900)	Landstar System, Inc.	(6,143,447)
Health Care Equipment & Supplies (0.1)%
(18,667)	Align Technology, Inc.	(6,072,375)*
Health Care Providers & Services (0.4)%
(133,245)	Centene Corp.	(9,184,578)*
(151,990)	DaVita, Inc.	(13,733,816)*
(22,918,394)
Hotels, Restaurants & Leisure (0.3)%
(96,088)	Darden Restaurants, Inc.	(14,598,650)
(83,497)	Dine Brands Global, Inc.	(5,421,460)
(20,020,110)
Household Durables (0.2)%
(358,714)	Cricut, Inc.	(3,275,059)
(44,610)	TopBuild Corp.	(10,058,663)*
(13,333,722)
Household Products (0.2)%
(148,411)	Church & Dwight Co., Inc.	(14,413,676)
Industrial Conglomerates (0.2)%
(61,662)	3M Co.	(6,549,738)
(53,500)	General Electric Co.	(5,294,895)
(11,844,633)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Number of Shares		Value

Insurance (0.5)%
(69,471)	RenaissanceRe Holdings Ltd.	$(14,964,748)
(375,932)	Ryan Specialty Holdings, Inc.	(15,360,582)*
(30,325,330)
Interactive Media & Services (0.3)%
(2,108,290)	fuboTV, Inc.	(2,403,451)*
(255,421)	Shutterstock, Inc.	(17,113,207)
(19,516,658)
IT Services (0.2)%
(76,743)	International Business Machines Corp.	(9,701,083)
Machinery (0.8)%
(112,157)	Illinois Tool Works, Inc.	(27,135,265)
(234,548)	Ingersoll Rand, Inc.	(13,373,927)
(70,700)	Timken Co.	(5,433,295)
(45,942,487)
Media (1.7)%
(1,871,105)	iHeartMedia, Inc.	(6,492,734)*
(610,924)	Interpublic Group of Cos., Inc.	(21,828,315)
(275,563)	Omnicom Group, Inc.	(24,957,741)
(1,073,004)	Paramount Global	(25,033,183)
(332,492)	Trade Desk, Inc.	(21,392,535)*
(99,704,508)
Professional Services (0.7)%
(73,091)	Paycom Software, Inc.	(21,223,434)*
(100,387)	Paylocity Holding Corp.	(19,403,803)*
(40,627,237)
Real Estate Management & Development (0.1)%
(838,614)	Redfin Corp.	(6,247,674)*
Semiconductors & Semiconductor Equipment (0.2)%
(65,269)	Texas Instruments, Inc.	(10,912,977)
Number of Shares		Value

Software (1.2)%
(77,196)	Bills Holdings, Inc.	$(5,929,425)*
(106,617)	Descartes Systems Group, Inc.	(8,441,934)*
(174,752)	DocuSign, Inc.	(8,639,739)*
(28,063)	HubSpot, Inc.	(11,813,120)*
(1,514,035)	Palantir Technologies, Inc.	(11,733,771)*
(82,102)	SAP SE ADR	(11,105,938)
(74,624)	SPS Commerce, Inc.	(10,992,115)*
(68,656,042)
Specialized REITs (1.0)%
(336,649)	Iron Mountain, Inc.	(18,596,491)
(303,379)	Lamar Advertising Co.	(32,061,092)
(475,703)	Outfront Media, Inc.	(7,925,212)
(58,582,795)
Specialty Retail (2.2)%
(374,354)	Best Buy Co., Inc.	(27,896,860)
(35,919)	Boot Barn Holdings, Inc.	(2,603,050)*
(151,342)	Burlington Stores, Inc.	(29,180,251)*
(480,606)	CarMax, Inc.	(33,656,838)*
(43,343)	Carvana Co.	(300,800)*
(180,783)	Children's Place, Inc.	(5,358,408)*
(157,850)	Floor & Decor Holdings, Inc.	(15,680,819)*
(275,461)	Sonic Automotive, Inc.	(12,263,524)
(126,940,550)
Textiles, Apparel & Luxury Goods (0.6)%
(381,999)	G-III Apparel Group Ltd.	(5,997,384)*
(31,000)	Lululemon Athletica, Inc.	(11,777,830)*
(98,861)	Ralph Lauren Corp.	(11,348,254)
(176,607)	Tapestry, Inc.	(7,207,332)
(36,330,800)
Total Common Stocks Sold Short (Proceeds $(946,408,450))		(953,816,624)

Principal Amount
Corporate Bonds Sold Short (0.7)%
Diversified Financial Services (0.2)%
$(5,000,000)	Radian Group, Inc., 4.88%, due 3/15/2027	$(4,768,400)
(5,000,000)	Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc., 3.63%, due 3/1/2029	(4,237,500)(g)
(9,005,900)
Insurance (0.0)%(f)
(2,650,000)	Hartford Financial Services Group, Inc., (3 mo. USD LIBOR + 2.13%), 6.99%, due 2/12/2047	(2,173,000)(g)(m)
Lodging (0.1)%
(7,000,000)	Boyd Gaming Corp., 4.75%, due 12/1/2027	(6,768,190)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Media (0.1)%
$(4,000,000)	iHeartCommunications, Inc., 8.38%, due 5/1/2027	$(2,647,146)
(5,000,000)	Sirius XM Radio, Inc., 4.00%, due 7/15/2028	(4,231,601)(g)
(6,878,747)
Office Equipment (0.1)%
(7,000,000)	Steelcase, Inc., 5.13%, due 1/18/2029	(6,249,180)
Pipelines (0.1)%
(8,170,000)	TransCanada PipeLines Ltd., (3 mo. USD LIBOR + 2.21%), 7.07%, due 5/15/2067	(6,323,157)(m)
Retail (0.1)%
(5,000,000)	Macy's Retail Holdings LLC, 5.88%, due 4/1/2029	(4,589,150)(g)
Total Corporate Bonds Sold Short (Proceeds $(45,485,047))		(41,987,324)
Total Short Positions (Proceeds $(991,893,497))		(995,803,948)

Total Investments 81.0% (Cost $3,751,110,864)		4,742,939,298
Other Assets Less Liabilities 19.0%		1,114,076,364 (n)
Net Assets 100.0%		$5,857,015,662

*	Non-income producing security.
(a)	All or a portion of this security is pledged as collateral for options written.
(b)	Value determined using significant unobservable inputs.
(c)
Security fair valued as of April 30, 2023 in accordance with procedures approved by the valuation designee.
Total value of all such securities at April 30, 2023 amounted to $243,510,677, which represents 4.2% of net assets of the Fund.

(d)
All or a portion of this security is on loan at April 30, 2023. Total value of all such securities at April 30,
2023 amounted to $2,724,694 for the Fund (see Note A of the Notes to Financial Statements).

(e)	Security represented in Units.
(f)	Represents less than 0.05% of net assets of the Fund.
(g)
Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30,
2023, these securities amounted to $48,877,955 of long positions and $(15,231,251) of short positions, which represents 0.8% and (0.3)%, respectively, of net assets of the Fund.

(h)
Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of
April 30, 2023.

(i)	Payment-in-kind (PIK) security.
(j)	See "Purchased option contracts" under Derivative Instruments.
(k)	Represents 7-day effective yield as of April 30, 2023.
(l)	Represents investment of cash collateral received from securities lending.
(m)	Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2023 and changes periodically.
(n)	Includes the impact of the Fund’s open positions in derivatives at April 30, 2023.
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
#   These securities have been deemed by Management to be illiquid, and are subject to restrictions on resale. At April 30, 2023, these securities amounted to $239,152,939, which represents 4.1% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 4/30/2023	Fair Value Percentage of Net Assets as of 4/30/2023
A24 Films LLC (Preferred Units)	2/25/2022	$4,463,654	$4,463,653	0.1%
Arctic Wolf Networks, Inc.	12/31/2021	3,950,001	3,950,001	0.1%
Arctic Wolf Networks, Inc. (Convertible Bonds)	9/30/2022	19,850,000	19,850,000	0.3%
Cybereason, Inc. (Ser. F Preferred Shares)	7/19/2021	4,750,000	441,157	0.0%
Druva, Inc. (Ser. 4 Preferred Shares)	6/14/2019	3,429,998	6,167,968	0.1%
Druva, Inc. (Ser. 5 Preferred Shares)	4/1/2021	4,500,000	4,499,994	0.1%
Fabletics LLC (Ser. G Preferred Shares)	1/10/2022	23,000,000	23,000,000	0.4%
Fanatics Holdings, Inc. Class A	8/13/2020-4/29/2021	35,957,294	154,365,360	2.7%
Grammarly, Inc. (Ser. 3 Preferred Shares)	12/23/2021-1/24/2022	1,458,063	1,458,063	0.0%
Grammarly, Inc. Class A	12/23/2021-1/24/2022	4,701,917	3,228,858	0.0%
Savage X, Inc. (Ser. C Preferred Shares)	11/30/2021	3,949,983	3,949,984	0.1%
Signifyd, Inc. (Ser. Seed Preferred Shares)	5/24/2021	5,572,107	1,894,693	0.0%
Signifyd, Inc. (Ser. A Preferred Shares)	5/24/2021	2,427,463	826,203	0.0%
Venture Global LNG, Inc.	11/21/2018	2,303,000	5,922,000	0.1%
Videoamp, Inc. (Ser. F1 Preferred Shares)	1/4/2022	5,135,005	5,135,005	0.1%
Total		$125,448,485	$239,152,939	4.1%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At April 30, 2023, open positions in futures for the Fund were as follows:

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2023	718	NASDAQ 100 E-Mini Index	$(191,278,790)	$(16,622,731)
6/2023	569	Russell 2000 E-Mini Index	(50,493,060)	(141,049)
6/2023	2,641	S&P 500 E-Mini Index	(553,091,425)	(34,211,026)
Total Futures				$(50,974,806)
At April 30, 2023, the Fund had $89,860,854 deposited in a segregated account to cover margin requirements on open futures.
For the six months ended April 30, 2023, the average notional value for the months where the Fund had futures outstanding was $(623,624,306) for short positions.
Total return basket swap contracts ("total return basket swaps")
At April 30, 2023, the Fund had outstanding total return basket swaps(a) as follows:
Over-the-counter total return basket swaps—Short(b)

Counterparty	Reference Entity	Effective Variable Rate(c)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Maturity Date(s)	Value
GSI	GSCBECS1	2.49%	(0.40)%	€STR	3M/T	7/7/2023	$(3,499,392)
GSI	GSCBECS1	2.49%	(0.40)%	€STR	3M/T	7/7/2023	(606,057)
GSI	GSCBECS1	2.49%	(0.40)%	€STR	3M/T	7/7/2023	(1,665,026)
GSI	GSCBECS1	2.49%	(0.40)%	€STR	3M/T	7/7/2023	(4,549,414)
GSI	GSCBECS1	2.49%	(0.40)%	€STR	3M/T	7/7/2023	(4,477,690)
GSI	GSCBOEC1	4.43%	(0.40)%	FEDL01	3M/T	1/19/2024	(10,312,867)
GSI	GSCBOEC1	4.43%	(0.40)%	FEDL01	3M/T	1/19/2024	(1,429,118)
GSI	GSNBLIPO	3.85%	(0.98)%	FEDL01	1M/T	5/23/2023	2,137,064
JPM	JPNBGCND	4.16%	(0.65)%	OBFR	3M/T	5/1/2023	8,052,759
JPM	JPNBLQGS	4.84%	0.03%	OBFR	1M/T	7/19/2024	(3,571,908)
Total							$(19,921,649)

(b)
The Fund receives a specified rate based on a reference rate plus or minus a spread, and pays the total return on the reference entity. The cash flows may be denominated in various foreign currencies based on the local currencies of the positions within the swaps.

(c)	Effective rate at April 30, 2023.
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
(a) The following table represents required component disclosures associated with the total return basket swaps:
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBECS1
Industria de Diseno Textil SA	(13,369)	EUR (2,718,119)	$(319,218)	9.0%
EssilorLuxottica SA	(2,110)	(2,469,405)	(290,009)	8.2%
Henkel AG & Co KGaA	(4,919)	(2,351,808)	(276,199)	7.8%
H & M Hennes & Mauritz AB	(25,155)	(2,176,080)	(255,561)	7.2%
Zalando SE	(8,874)	(2,152,080)	(252,742)	7.1%
Delivery Hero SE	(8,402)	(1,980,781)	(232,625)	6.6%
adidas AG	(1,759)	(1,829,968)	(214,913)	6.1%
Swatch Group AG/The	(868)	(1,753,319)	(205,911)	5.8%
HUGO BOSS AG	(3,527)	(1,570,025)	(184,385)	5.2%
HelloFresh SE	(8,274)	(1,308,053)	(153,619)	4.3%
Pandora A/S	(2,298)	(1,255,782)	(147,480)	4.2%
Puma SE	(3,157)	(1,090,791)	(128,104)	3.6%
Kingfisher PLC	(54,653)	(1,046,770)	(122,934)	3.5%
Next PLC	(2,077)	(1,041,319)	(122,293)	3.5%
Pearson PLC	(14,614)	(964,154)	(113,231)	3.2%
Dufry AG	(2,738)	(745,490)	(87,551)	2.5%
Auto Trader Group PLC	(15,070)	(712,427)	(83,668)	2.4%
JD Sports Fashion PLC	(58,942)	(706,065)	(82,921)	2.4%
Thule Group AB	(2,566)	(437,874)	(51,424)	1.5%
ProSiebenSat.1 Media SE	(7,069)	(374,527)	(43,985)	1.2%
Games Workshop Group PLC	(384)	(283,242)	(33,264)	0.9%
MIPS AB	(777)	(247,938)	(29,118)	0.8%
Adevinta ASA	(5,103)	(232,353)	(27,288)	0.8%
Watches of Switzerland Group PLC	(3,211)	(198,616)	(23,326)	0.7%
RTL Group SA	(575)	(159,305)	(18,709)	0.5%
Stroeer SE & Co KGaA	(395)	(128,216)	(15,058)	0.4%
Fielmann AG	(369)	(112,961)	(13,266)	0.4%
Dr Martens PLC	(8,162)	(100,834)	(11,843)	0.2%
		EUR(30,148,302)	$(3,540,645)
Accrued Net Interest Receivable/(Payable)			41,253
$(3,499,392)
GSCBECS1
Industria de Diseno Textil SA	(3,774)	EUR (767,321)	$(55,739)	9.0%
EssilorLuxottica SA	(596)	(697,109)	(50,639)	8.2%
Henkel AG & Co KGaA	(1,389)	(663,912)	(48,227)	7.8%
H & M Hennes & Mauritz AB	(7,101)	(614,304)	(44,624)	7.2%
Zalando SE	(2,505)	(607,529)	(44,131)	7.1%
Delivery Hero SE	(2,372)	(559,171)	(40,619)	6.6%
adidas AG	(497)	(516,597)	(37,526)	6.1%
Swatch Group AG/The	(245)	(494,959)	(35,954)	5.8%
HUGO BOSS AG	(996)	(443,216)	(32,196)	5.2%
HelloFresh SE	(2,336)	(369,261)	(26,823)	4.3%
Pandora A/S	(649)	(354,505)	(25,752)	4.2%
Puma SE	(891)	(307,929)	(22,368)	3.6%
Kingfisher PLC	(15,429)	(295,501)	(21,465)	3.5%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBECS1 (cont’d)
Next PLC	(586)	EUR (293,963)	$(21,354)	3.5%
Pearson PLC	(4,125)	(272,179)	(19,771)	3.2%
Dufry AG	(773)	(210,451)	(15,287)	2.5%
Auto Trader Group PLC	(4,254)	(201,117)	(14,609)	2.4%
JD Sports Fashion PLC	(16,639)	(199,321)	(14,479)	2.3%
Thule Group AB	(724)	(123,611)	(8,979)	1.5%
ProSiebenSat.1 Media SE	(1,996)	(105,728)	(7,680)	1.2%
Games Workshop Group PLC	(108)	(79,959)	(5,808)	0.9%
MIPS AB	(219)	(69,993)	(5,084)	0.8%
Adevinta ASA	(1,440)	(65,593)	(4,765)	0.8%
Watches of Switzerland Group PLC	(907)	(56,069)	(4,073)	0.7%
RTL Group SA	(162)	(44,972)	(3,267)	0.5%
Stroeer SE & Co KGaA	(112)	(36,195)	(2,629)	0.4%
Fielmann AG	(104)	(31,889)	(2,316)	0.4%
Dr Martens PLC	(2,304)	(28,463)	(2,068)	0.3%
		EUR(8,510,817)	$(618,232)
Accrued Net Interest Receivable/(Payable)			12,175
$(606,057)
GSCBECS1
Industria de Diseno Textil SA	(6,933)	EUR (1,409,463)	$(152,063)	9.0%
EssilorLuxottica SA	(1,094)	(1,280,494)	(138,149)	8.2%
Henkel AG & Co KGaA	(2,551)	(1,219,515)	(131,570)	7.8%
H & M Hennes & Mauritz AB	(13,044)	(1,128,392)	(121,739)	7.2%
Zalando SE	(4,601)	(1,115,947)	(120,397)	7.1%
Delivery Hero SE	(4,357)	(1,027,121)	(110,813)	6.6%
adidas AG	(912)	(948,918)	(102,376)	6.1%
Swatch Group AG/The	(450)	(909,172)	(98,088)	5.8%
HUGO BOSS AG	(1,829)	(814,126)	(87,834)	5.2%
HelloFresh SE	(4,290)	(678,283)	(73,178)	4.3%
Pandora A/S	(1,192)	(651,178)	(70,254)	4.2%
Puma SE	(1,637)	(565,623)	(61,024)	3.6%
Kingfisher PLC	(28,340)	(542,796)	(58,561)	3.5%
Next PLC	(1,077)	(539,969)	(58,256)	3.5%
Pearson PLC	(7,578)	(499,956)	(53,939)	3.2%
Dufry AG	(1,420)	(386,569)	(41,706)	2.5%
Auto Trader Group PLC	(7,814)	(369,425)	(39,856)	2.4%
JD Sports Fashion PLC	(30,564)	(366,126)	(39,500)	2.3%
Thule Group AB	(1,330)	(227,057)	(24,497)	1.5%
ProSiebenSat.1 Media SE	(3,666)	(194,209)	(20,953)	1.2%
Games Workshop Group PLC	(199)	(146,873)	(15,846)	0.9%
MIPS AB	(403)	(128,567)	(13,871)	0.8%
Adevinta ASA	(2,646)	(120,485)	(12,999)	0.8%
Watches of Switzerland Group PLC	(1,665)	(102,991)	(11,111)	0.7%
RTL Group SA	(298)	(82,607)	(8,912)	0.5%
Stroeer SE & Co KGaA	(205)	(66,485)	(7,173)	0.4%
Fielmann AG	(191)	(58,575)	(6,320)	0.4%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBECS1 (cont’d)
Dr Martens PLC	(4,233)	EUR (52,284)	$(5,640)	0.3%
		EUR(15,633,206)	$(1,686,625)
Accrued Net Interest Receivable/(Payable)			21,599
$(1,665,026)
GSCBECS1
Industria de Diseno Textil SA	(8,222)	EUR (1,671,649)	$(411,460)	9.0%
EssilorLuxottica SA	(1,297)	(1,518,689)	(373,812)	8.2%
Henkel AG & Co KGaA	(3,025)	(1,446,367)	(356,009)	7.8%
H & M Hennes & Mauritz AB	(15,470)	(1,338,294)	(329,408)	7.2%
Zalando SE	(5,457)	(1,323,533)	(325,774)	7.1%
Delivery Hero SE	(5,168)	(1,218,185)	(299,844)	6.6%
adidas AG	(1,082)	(1,125,434)	(277,015)	6.1%
Swatch Group AG/The	(534)	(1,078,295)	(265,412)	5.8%
HUGO BOSS AG	(2,169)	(965,569)	(237,665)	5.2%
HelloFresh SE	(5,088)	(804,456)	(198,009)	4.3%
Pandora A/S	(1,414)	(772,309)	(190,096)	4.2%
Puma SE	(1,941)	(670,839)	(165,120)	3.6%
Kingfisher PLC	(33,612)	(643,766)	(158,457)	3.5%
Next PLC	(1,277)	(640,413)	(157,631)	3.5%
Pearson PLC	(8,988)	(592,957)	(145,950)	3.2%
Dufry AG	(1,684)	(458,478)	(112,850)	2.5%
Auto Trader Group PLC	(9,268)	(438,144)	(107,845)	2.4%
JD Sports Fashion PLC	(36,250)	(434,232)	(106,882)	2.3%
Thule Group AB	(1,578)	(269,294)	(66,284)	1.5%
ProSiebenSat.1 Media SE	(4,348)	(230,335)	(56,695)	1.2%
Games Workshop Group PLC	(236)	(174,194)	(42,876)	0.9%
MIPS AB	(478)	(152,482)	(37,532)	0.8%
Adevinta ASA	(3,138)	(142,897)	(35,173)	0.8%
Watches of Switzerland Group PLC	(1,975)	(122,149)	(30,066)	0.7%
RTL Group SA	(353)	(97,973)	(24,115)	0.5%
Stroeer SE & Co KGaA	(243)	(78,853)	(19,409)	0.4%
Fielmann AG	(228)	(69,471)	(17,100)	0.4%
Dr Martens PLC	(5,019)	(62,012)	(15,264)	0.3%
		EUR(18,541,269)	$(4,563,753)
Accrued Net Interest Receivable/(Payable)			14,339
$(4,549,414)
GSCBECS1
Industria de Diseno Textil SA	(7,822)	EUR (1,590,247)	$(404,263)	9.0%
EssilorLuxottica SA	(1,234)	(1,444,736)	(367,272)	8.2%
Henkel AG & Co KGaA	(2,878)	(1,375,935)	(349,782)	7.8%
H & M Hennes & Mauritz AB	(14,717)	(1,273,125)	(323,646)	7.2%
Zalando SE	(5,192)	(1,259,083)	(320,076)	7.1%
Delivery Hero SE	(4,916)	(1,158,864)	(294,599)	6.6%
adidas AG	(1,029)	(1,070,630)	(272,169)	6.1%
Swatch Group AG/The	(508)	(1,025,787)	(260,769)	5.8%
HUGO BOSS AG	(2,064)	(918,550)	(233,508)	5.2%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBECS1 (cont’d)
HelloFresh SE	(4,841)	EUR (765,282)	$(194,545)	4.3%
Pandora A/S	(1,345)	(734,701)	(186,771)	4.2%
Puma SE	(1,847)	(638,172)	(162,232)	3.6%
Kingfisher PLC	(31,975)	(612,417)	(155,685)	3.5%
Next PLC	(1,215)	(609,228)	(154,874)	3.5%
Pearson PLC	(8,550)	(564,082)	(143,398)	3.2%
Dufry AG	(1,602)	(436,152)	(110,876)	2.5%
Auto Trader Group PLC	(8,816)	(416,809)	(105,958)	2.4%
JD Sports Fashion PLC	(34,484)	(413,087)	(105,012)	2.3%
Thule Group AB	(1,501)	(256,180)	(65,125)	1.5%
ProSiebenSat.1 Media SE	(4,136)	(219,119)	(55,703)	1.2%
Games Workshop Group PLC	(225)	(165,712)	(42,126)	0.9%
MIPS AB	(455)	(145,057)	(36,876)	0.8%
Adevinta ASA	(2,985)	(135,939)	(34,558)	0.8%
Watches of Switzerland Group PLC	(1,879)	(116,201)	(29,540)	0.7%
RTL Group SA	(336)	(93,202)	(23,693)	0.5%
Stroeer SE & Co KGaA	(231)	(75,013)	(19,069)	0.4%
Fielmann AG	(215)	(66,088)	(16,801)	0.4%
Dr Martens PLC	(4,775)	(58,992)	(14,995)	0.3%
		EUR(17,638,390)	$(4,483,921)
Accrued Net Interest Receivable/(Payable)			6,231
$(4,477,690)
GSCBOEC1
Super Micro Computer Inc	(17,579)	$(3,509,855)	$(351,584)	3.4%
EMCOR Group Inc	(9,162)	(2,967,016)	(297,208)	2.8%
WW Grainger Inc	(2,048)	(2,697,307)	(270,191)	2.6%
Univar Solutions Inc	(39,258)	(2,639,349)	(264,385)	2.5%
Jabil Inc	(17,568)	(2,600,047)	(260,448)	2.5%
United Rentals Inc	(3,714)	(2,540,213)	(254,455)	2.4%
Churchill Downs Inc	(4,553)	(2,522,551)	(252,685)	2.4%
Flex Ltd	(64,630)	(2,517,716)	(252,201)	2.4%
Group 1 Automotive Inc	(5,668)	(2,409,704)	(241,381)	2.3%
Boyd Gaming Corp	(17,949)	(2,358,987)	(236,301)	2.3%
Signet Jewelers Ltd	(16,911)	(2,356,482)	(236,050)	2.3%
STMicroelectronics NV	(28,612)	(2,323,461)	(232,742)	2.2%
ON Semiconductor Corp	(16,690)	(2,274,513)	(227,839)	2.2%
Landstar System Inc	(6,480)	(2,160,082)	(216,377)	2.1%
A O Smith Corp	(16,519)	(2,136,384)	(214,003)	2.0%
Cummins Inc	(4,769)	(2,122,615)	(212,624)	2.0%
Microchip Technology Inc	(15,001)	(2,073,616)	(207,715)	2.0%
Knight-Swift Transportation Holdings Inc	(19,384)	(2,067,440)	(207,097)	2.0%
Avis Budget Group Inc	(6,165)	(2,062,679)	(206,620)	2.0%
Morgan Stanley	(11,993)	(2,043,493)	(204,698)	2.0%
Diodes Inc	(13,423)	(2,025,991)	(202,945)	1.9%
Onto Innovation Inc	(13,208)	(2,025,518)	(202,897)	1.9%
Werner Enterprises Inc	(22,988)	(1,966,440)	(196,979)	1.9%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBOEC1 (cont’d)
Boot Barn Holdings Inc	(14,234)	$(1,953,554)	$(195,689)	1.9%
Steven Madden Ltd	(29,396)	(1,950,657)	(195,398)	1.9%
Herc Holdings Inc	(10,166)	(1,925,715)	(192,900)	1.8%
CSX Corp	(32,431)	(1,881,854)	(188,506)	1.8%
Texas Instruments Inc	(5,828)	(1,845,507)	(184,866)	1.8%
GMS Inc	(16,779)	(1,844,872)	(184,802)	1.8%
U-Haul Holding Co	(17,733)	(1,816,869)	(181,997)	1.7%
Ford Motor Co	(78,776)	(1,772,341)	(177,536)	1.7%
NXP Semiconductors NV	(5,707)	(1,769,665)	(177,268)	1.7%
Masco Corp	(17,463)	(1,769,648)	(177,267)	1.7%
Discover Financial Services	(8,996)	(1,762,859)	(176,587)	1.7%
United Parcel Service Inc	(5,127)	(1,746,004)	(174,898)	1.7%
Macy's Inc	(56,346)	(1,743,616)	(174,659)	1.7%
Power Integrations Inc	(12,236)	(1,686,527)	(168,940)	1.6%
XPO Inc	(19,494)	(1,631,030)	(163,381)	1.6%
Bank of America Corp	(29,020)	(1,609,190)	(161,193)	1.5%
Matson Inc	(12,313)	(1,586,411)	(158,912)	1.5%
Hibbett Inc	(14,604)	(1,502,606)	(150,517)	1.4%
ABM Industries Inc	(18,418)	(1,485,175)	(148,771)	1.4%
Korn Ferry	(15,746)	(1,431,988)	(143,443)	1.4%
Popular Inc	(12,242)	(1,391,236)	(139,361)	1.3%
Sonic Automotive Inc	(14,935)	(1,259,211)	(126,136)	1.2%
Badger Meter Inc	(4,951)	(1,240,699)	(124,282)	1.2%
SiTime Corp	(5,917)	(1,215,402)	(121,748)	1.2%
Buckle Inc/The	(18,296)	(1,161,804)	(116,379)	1.1%
Photronics Inc	(39,176)	(1,072,803)	(107,463)	1.0%
Granite Construction Inc	(14,378)	(1,038,221)	(103,999)	1.0%
Encore Capital Group Inc	(10,525)	(1,024,142)	(102,589)	1.0%
Other Securities	(101,495)	(5,817,032)	(582,695)	5.6%
		$(104,338,097)	$(10,451,607)
Accrued Net Interest Receivable/(Payable)			138,740
$(10,312,867)
GSCBOEC1
Super Micro Computer Inc	(4,636)	$(925,725)	$(49,369)	3.4%
EMCOR Group Inc	(2,416)	(782,551)	(41,734)	2.8%
WW Grainger Inc	(540)	(711,415)	(37,940)	2.6%
Univar Solutions Inc	(10,354)	(696,129)	(37,125)	2.5%
Jabil Inc	(4,634)	(685,763)	(36,572)	2.5%
United Rentals Inc	(980)	(669,982)	(35,730)	2.4%
Churchill Downs Inc	(1,201)	(665,323)	(35,482)	2.4%
Flex Ltd	(17,046)	(664,048)	(35,414)	2.4%
Group 1 Automotive Inc	(1,495)	(635,560)	(33,895)	2.3%
Boyd Gaming Corp	(4,734)	(622,183)	(33,181)	2.3%
Signet Jewelers Ltd	(4,460)	(621,523)	(33,146)	2.3%
STMicroelectronics NV	(7,546)	(612,813)	(32,682)	2.2%
ON Semiconductor Corp	(4,402)	(599,903)	(31,993)	2.2%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBOEC1 (cont’d)
Landstar System Inc	(1,709)	$(569,722)	$(30,384)	2.1%
A O Smith Corp	(4,357)	(563,472)	(30,050)	2.0%
Cummins Inc	(1,258)	(559,840)	(29,857)	2.0%
Microchip Technology Inc	(3,957)	(546,917)	(29,167)	2.0%
Knight-Swift Transportation Holdings Inc	(5,112)	(545,288)	(29,080)	2.0%
Avis Budget Group Inc	(1,626)	(544,032)	(29,014)	2.0%
Morgan Stanley	(3,163)	(538,972)	(28,744)	2.0%
Diodes Inc	(3,540)	(534,356)	(28,497)	1.9%
Onto Innovation Inc	(3,484)	(534,231)	(28,491)	1.9%
Werner Enterprises Inc	(6,063)	(518,649)	(27,660)	1.9%
Boot Barn Holdings Inc	(3,754)	(515,250)	(27,479)	1.9%
Steven Madden Ltd	(7,753)	(514,486)	(27,438)	1.9%
Herc Holdings Inc	(2,681)	(507,908)	(27,087)	1.8%
CSX Corp	(8,554)	(496,340)	(26,470)	1.8%
Texas Instruments Inc	(1,537)	(486,753)	(25,959)	1.8%
GMS Inc	(4,425)	(486,585)	(25,950)	1.8%
U-Haul Holding Co	(4,677)	(479,200)	(25,556)	1.7%
Ford Motor Co	(20,777)	(467,455)	(24,930)	1.7%
NXP Semiconductors NV	(1,505)	(466,750)	(24,892)	1.7%
Masco Corp	(4,606)	(466,745)	(24,892)	1.7%
Discover Financial Services	(2,373)	(464,954)	(24,796)	1.7%
United Parcel Service Inc	(1,352)	(460,509)	(24,559)	1.7%
Macy's Inc	(14,861)	(459,879)	(24,526)	1.7%
Power Integrations Inc	(3,227)	(444,822)	(23,723)	1.6%
XPO Inc	(5,142)	(430,185)	(22,942)	1.6%
Bank of America Corp	(7,654)	(424,424)	(22,635)	1.5%
Matson Inc	(3,248)	(418,416)	(22,314)	1.5%
Hibbett Inc	(3,852)	(396,313)	(21,136)	1.4%
ABM Industries Inc	(4,858)	(391,715)	(20,890)	1.4%
Korn Ferry	(4,153)	(377,687)	(20,142)	1.4%
Popular Inc	(3,229)	(366,939)	(19,569)	1.3%
Sonic Automotive Inc	(3,939)	(332,117)	(17,712)	1.2%
Badger Meter Inc	(1,306)	(327,235)	(17,452)	1.2%
SiTime Corp	(1,561)	(320,563)	(17,096)	1.2%
Buckle Inc/The	(4,826)	(306,426)	(16,342)	1.1%
Photronics Inc	(10,333)	(282,952)	(15,090)	1.0%
Granite Construction Inc	(3,792)	(273,831)	(14,604)	1.0%
Encore Capital Group Inc	(2,776)	(270,118)	(14,406)	1.0%
Other Securities	(26,770)	(1,534,245)	(81,822)	5.6%
		$(27,519,199)	$(1,467,616)
Accrued Net Interest Receivable/(Payable)			38,498
$(1,429,118)
GSNBLIPO
On Holding AG	(3,311)	$(759,703)	$153,103	7.3%
Duolingo Inc	(585)	(563,107)	113,483	5.4%
Doximity Inc	(1,968)	(511,349)	103,052	4.9%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSNBLIPO (cont’d)
GLOBALFOUNDRIES Inc	(1,110)	$(461,587)	$93,024	4.4%
Monday.com Ltd	(518)	(446,229)	89,928	4.3%
Hertz Global Holdings Inc	(3,510)	(413,893)	83,412	4.0%
Toast Inc	(3,158)	(406,322)	81,886	3.9%
HashiCorp Inc	(2,100)	(397,973)	80,203	3.8%
Robinhood Markets Inc	(6,292)	(393,684)	79,339	3.8%
Kanzhun Ltd	(2,974)	(388,836)	78,362	3.7%
Confluent Inc	(2,450)	(381,139)	76,811	3.7%
SentinelOne Inc	(2,411)	(273,922)	55,204	2.6%
Gitlab Inc	(1,179)	(253,048)	50,997	2.4%
Marqeta Inc	(8,633)	(247,215)	49,821	2.4%
Fluence Energy Inc	(1,891)	(241,493)	48,668	2.3%
Clear Secure Inc	(1,269)	(217,105)	43,753	2.1%
Samsara Inc	(1,676)	(213,877)	43,103	2.1%
Freshworks Inc	(2,240)	(211,601)	42,644	2.0%
NU Holdings Ltd/Cayman Islands	(5,006)	(182,648)	36,809	1.8%
Full Truck Alliance Co Ltd	(3,901)	(176,529)	35,576	1.7%
Phillips Edison & Co Inc	(790)	(176,259)	35,521	1.7%
Rivian Automotive Inc	(1,801)	(163,222)	32,894	1.6%
Dlocal Ltd/Uruguay	(1,625)	(160,842)	32,415	1.5%
Nuvei Corp	(542)	(155,777)	31,394	1.5%
Krispy Kreme Inc	(1,380)	(150,047)	30,239	1.4%
Remitly Global Inc	(1,107)	(131,450)	26,491	1.3%
Ryan Specialty Holdings Inc	(454)	(131,226)	26,446	1.3%
Credo Technology Group Holding Ltd	(2,205)	(126,450)	25,484	1.2%
Verve Therapeutics Inc	(1,079)	(121,472)	24,480	1.2%
Mister Car Wash Inc	(1,931)	(120,388)	24,262	1.2%
TPG Inc	(534)	(109,427)	22,053	1.0%
AvidXchange Holdings Inc	(1,776)	(93,296)	18,802	0.9%
Paycor HCM Inc	(539)	(89,620)	18,061	0.9%
Olaplex Holdings Inc	(3,065)	(80,186)	16,160	0.8%
Sovos Brands Inc	(605)	(73,322)	14,777	0.7%
PowerSchool Holdings Inc	(484)	(71,391)	14,387	0.7%
Integral Ad Science Holding Corp	(637)	(70,891)	14,287	0.7%
ForgeRock Inc	(481)	(68,048)	13,714	0.7%
Dole PLC	(781)	(68,014)	13,707	0.7%
Life Time Group Holdings Inc	(462)	(67,960)	13,696	0.7%
EngageSmart Inc	(558)	(67,728)	13,649	0.6%
Core & Main Inc	(360)	(66,256)	13,352	0.6%
Excelerate Energy Inc	(435)	(66,167)	13,335	0.6%
Legalzoom.com Inc	(986)	(65,395)	13,179	0.6%
TaskUS Inc	(681)	(64,854)	13,070	0.6%
Xometry Inc	(650)	(63,795)	12,857	0.6%
Stevanato Group SpA	(258)	(48,397)	9,754	0.5%
Informatica Inc	(429)	(46,944)	9,461	0.5%
Definitive Healthcare Corp	(595)	(45,045)	9,078	0.4%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSNBLIPO (cont’d)
Clearwater Analytics Holdings Inc	(356)	$(38,828)	$7,825	0.4%
Other Securities	(16,385)	(479,547)	96,641	4.3%
		$(10,423,504)	$2,100,649
Accrued Net Interest Receivable/(Payable)			36,415
			$2,137,064
JPNBGCND
Amazon.com Inc	(63,864)	$(9,132,739)	$1,285,503	16.2%
LVMH Moet Hennessy Louis Vuitton SE	(2,291)	(2,985,365)	420,213	5.3%
Home Depot Inc/The	(6,988)	(2,847,985)	400,876	5.0%
McDonald's Corp	(6,097)	(2,445,359)	344,203	4.3%
Lowe's Cos Inc	(6,668)	(1,879,194)	264,511	3.3%
Toyota Motor Corp	(100,560)	(1,860,976)	261,947	3.3%
NIKE Inc	(10,478)	(1,800,659)	253,457	3.2%
Starbucks Corp	(10,559)	(1,636,593)	230,363	2.9%
Booking Holdings Inc	(392)	(1,426,990)	200,860	2.5%
Sony Group Corp	(10,812)	(1,382,349)	194,576	2.4%
TJX Cos Inc/The	(10,958)	(1,171,312)	164,871	2.1%
Cie Financiere Richemont SA	(5,075)	(1,133,460)	159,543	2.0%
Hermes International	(366)	(1,075,401)	151,371	1.9%
Mercedes-Benz Group AG	(9,289)	(980,787)	138,053	1.7%
AutoZone Inc	(270)	(975,223)	137,270	1.7%
O'Reilly Automotive Inc	(774)	(963,438)	135,611	1.7%
Target Corp	(4,364)	(933,565)	131,406	1.7%
Chipotle Mexican Grill Inc	(311)	(873,084)	122,893	1.5%
Compass Group PLC	(19,811)	(708,436)	99,718	1.3%
Dollar General Corp	(2,217)	(665,944)	93,737	1.2%
DR Horton Inc	(4,317)	(643,000)	90,507	1.1%
Kering SA	(716)	(620,803)	87,383	1.1%
Yum! Brands Inc	(3,212)	(612,401)	86,200	1.1%
Ford Motor Co	(36,529)	(588,510)	82,838	1.0%
Marriott International Inc/MD	(2,534)	(581,872)	81,903	1.0%
Oriental Land Co Ltd/Japan	(12,076)	(577,512)	81,289	1.0%
Bayerische Motoren Werke AG	(3,799)	(576,508)	81,148	1.0%
Hilton Worldwide Holdings Inc	(2,940)	(574,290)	80,836	1.0%
eBay Inc	(8,983)	(565,637)	79,618	1.0%
Lennar Corp	(3,621)	(553,902)	77,966	1.0%
Ross Stores Inc	(3,734)	(540,496)	76,079	1.0%
Honda Motor Co Ltd	(15,101)	(539,958)	76,003	1.0%
General Motors Co	(12,008)	(538,030)	75,732	1.0%
Fast Retailing Co Ltd	(1,603)	(511,477)	71,994	0.9%
Industria de Diseno Textil SA	(10,742)	(500,711)	70,479	0.9%
Aptiv PLC	(3,382)	(471,699)	66,395	0.8%
Ulta Beauty Inc	(604)	(451,353)	63,531	0.8%
Dollar Tree Inc	(2,140)	(446,056)	62,786	0.8%
Denso Corp	(5,138)	(417,361)	58,747	0.7%
Genuine Parts Co	(1,826)	(416,687)	58,652	0.7%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBGCND (cont’d)
Cie Generale des Etablissements Michelin SCA	(9,452)	$(407,661)	$57,381	0.7%
adidas AG	(1,570)	(374,358)	52,694	0.7%
MGM Resorts International	(6,012)	(366,260)	51,554	0.6%
Volkswagen AG	(1,934)	(357,894)	50,376	0.6%
LKQ Corp	(4,420)	(346,053)	48,710	0.6%
Bandai Namco Holdings Inc	(11,168)	(342,576)	48,220	0.6%
Panasonic Holdings Corp	(25,912)	(328,854)	46,289	0.6%
Bridgestone Corp	(5,879)	(318,586)	44,843	0.6%
Sekisui House Ltd	(11,420)	(317,530)	44,695	0.6%
Magna International Inc	(4,128)	(291,813)	41,075	0.5%
Other Securities	(217,356)	(5,409,567)	761,437	7.3%
		$(56,468,274)	$7,948,342
Accrued Net Interest Receivable/(Payable)			104,417
$8,052,759
JPNBLQGS
Performance Food Group Co	(15,749)	$(2,884,632)	$(76,174)	2.0%
Jabil Inc	(12,472)	(2,847,648)	(75,198)	2.0%
Sprouts Farmers Market Inc	(27,449)	(2,779,619)	(73,401)	1.9%
Take-Two Interactive Software Inc	(7,520)	(2,730,879)	(72,114)	1.9%
GoDaddy Inc	(11,879)	(2,626,499)	(69,358)	1.8%
Coty Inc	(68,623)	(2,379,854)	(62,845)	1.6%
Palo Alto Networks Inc	(4,450)	(2,372,332)	(62,646)	1.6%
Microchip Technology Inc	(9,503)	(2,026,492)	(53,514)	1.4%
Monolithic Power Systems Inc	(1,445)	(1,950,473)	(51,506)	1.3%
Dropbox Inc	(31,416)	(1,866,958)	(49,301)	1.3%
New York Times Co/The	(15,539)	(1,804,643)	(47,655)	1.2%
Pure Storage Inc	(26,828)	(1,789,449)	(47,254)	1.2%
NXP Semiconductors NV	(3,609)	(1,726,497)	(45,592)	1.2%
Electronic Arts Inc	(4,594)	(1,708,257)	(45,110)	1.2%
AmerisourceBergen Corp	(3,375)	(1,644,997)	(43,439)	1.1%
StoneCo Ltd	(45,240)	(1,628,396)	(43,001)	1.1%
Maximus Inc	(6,626)	(1,619,276)	(42,760)	1.1%
Silicon Laboratories Inc	(3,917)	(1,594,296)	(42,101)	1.1%
Nutanix Inc	(22,333)	(1,564,699)	(41,319)	1.1%
Dynatrace Inc	(12,429)	(1,535,365)	(40,544)	1.1%
Enphase Energy Inc	(3,069)	(1,472,484)	(38,884)	1.0%
Las Vegas Sands Corp	(7,762)	(1,448,068)	(38,239)	1.0%
Trade Desk Inc/The	(7,680)	(1,443,610)	(38,121)	1.0%
Paramount Global	(20,018)	(1,364,450)	(36,031)	0.9%
Oak Street Health Inc	(11,883)	(1,352,981)	(35,728)	0.9%
F5 Inc	(3,355)	(1,316,951)	(34,777)	0.9%
HubSpot Inc	(1,065)	(1,309,633)	(34,584)	0.9%
Wix.com Ltd	(5,002)	(1,274,717)	(33,661)	0.9%
Incyte Corp	(5,738)	(1,247,360)	(32,939)	0.9%
agilon health Inc	(17,405)	(1,234,189)	(32,591)	0.8%
Seagen Inc	(2,104)	(1,229,236)	(32,460)	0.8%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBLQGS (cont’d)
Marvell Technology Inc	(10,620)	$(1,224,993)	$(32,348)	0.8%
Live Nation Entertainment Inc	(6,183)	(1,224,388)	(32,332)	0.8%
Murphy USA Inc	(1,520)	(1,222,568)	(32,284)	0.8%
Taylor Morrison Home Corp	(9,685)	(1,219,262)	(32,197)	0.8%
Lumentum Holdings Inc	(8,492)	(1,197,045)	(31,610)	0.8%
RenaissanceRe Holdings Ltd	(1,855)	(1,167,210)	(30,823)	0.8%
Coherent Corp	(11,660)	(1,163,027)	(30,712)	0.8%
MongoDB Inc	(1,615)	(1,132,019)	(29,893)	0.8%
Crowdstrike Holdings Inc	(3,208)	(1,125,009)	(29,708)	0.8%
EPAM Systems Inc	(1,356)	(1,119,344)	(29,559)	0.8%
Horizon Therapeutics Plc	(3,440)	(1,117,364)	(29,506)	0.8%
Sabre Corp	(93,714)	(1,095,197)	(28,921)	0.8%
Texas Roadhouse Inc	(3,361)	(1,086,120)	(28,681)	0.7%
Hyatt Hotels Corp	(3,243)	(1,082,850)	(28,595)	0.7%
Molina Healthcare Inc	(1,196)	(1,041,215)	(27,495)	0.7%
PulteGroup Inc	(5,281)	(1,036,072)	(27,360)	0.7%
Wynn Resorts Ltd	(3,064)	(1,023,170)	(27,019)	0.7%
Centene Corp	(4,879)	(982,597)	(25,947)	0.7%
Snowflake Inc	(2,270)	(981,976)	(25,931)	0.7%
Other Securities	(682,850)	(68,355,596)	(1,805,067)	47.3%
		$(145,371,962)	$(3,838,835)
Accrued Net Interest Receivable/(Payable)			266,927
$(3,571,908)
Total Return Basket Swaps, at Value			$(19,921,649)
Total return swap contracts ("total return swaps")
At April 30, 2023, the Fund had outstanding over-the-counter total return swaps as follows:
Over-the-counter total return swaps—Short(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPM	S&P 500 Equal Weight Total Return Index	USD	209,187,300	11/4/2023	4.96%	0.15%	OBFR	1M/T	$7,244,009	$418,282	$7,662,291
Total									$7,244,009	$418,282	$7,662,291

(a)	The Fund receives a specified rate based on a reference rate plus or minus a spread, and pays the total return on the reference entity.
(b)	Effective rate at April 30, 2023.
For the six months ended April 30, 2023, the average notional value for the months where the Fund had total return basket swaps and total return swaps for the Fund was $(670,241,658) for short positions.
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
At April 30, 2023, the Fund had cash collateral of $22,320,000 and $27,170,000 deposited in segregated accounts for Goldman Sachs International and JPMorgan Chase Bank N.A., respectively, to cover collateral requirements on over-the-counter derivatives.
Purchased option contracts ("options purchased")
At April 30, 2023, the Fund had outstanding options purchased as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
S&P 500 Index	141	$58,789,668	$3,775	5/19/2023	$42,653
Total options purchased (cost $2,106,271)					$42,653
Written option contracts ("options written")
At April 30, 2023, the Fund had outstanding options written as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Banks
JPMorgan Chase & Co.	832	$(11,501,568)	$140	6/16/2023	$(303,680)
Broadline Retail
Amazon.com, Inc.	1,110	(11,704,950)	135	7/21/2023	(34,410)
Capital Markets
S&P Global, Inc.	456	(16,533,648)	370	6/16/2023	(380,760)
Electronic Equipment, Instruments & Components
TE Connectivity Ltd.	852	(10,425,924)	135	7/21/2023	(87,330)
Financial Services
Apollo Global Management, Inc.	2,900	(18,383,100)	70	6/16/2023	(239,250)
Hotels, Restaurants & Leisure
Marriott International, Inc.	320	(5,418,880)	175	6/16/2023	(145,600)
Index
S&P 500 Index	141	(58,789,668)	4,200	5/19/2023	(559,065)
Interactive Media & Services
Meta Platforms, Inc.	678	(16,293,696)	265	6/16/2023	(206,451)
Professional Services
Equifax, Inc.	566	(11,794,308)	220	5/19/2023	(63,675)
Semiconductors & Semiconductor Equipment
NVIDIA Corp.	170	(4,717,330)	355	6/16/2023	(19,465)
Software
Atlassian Corp.	230	(3,396,180)	210	6/16/2023	(23,575)
Microsoft Corp.	750	(23,044,500)	310	6/16/2023	(688,125)
					(711,700)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Specialized REITs
SBA Communications Corp.	400	$(10,435,600)	$270	6/16/2023	$(256,000)
Specialty Retail
Asbury Automotive Group, Inc.	390	(7,544,940)	240	7/21/2023	(97,500)
Technology Hardware, Storage & Peripherals
Apple, Inc.	1,723	(29,235,864)	170	6/16/2023	(1,111,335)
Textiles, Apparel & Luxury Goods
NIKE, Inc.	751	(9,516,672)	135	5/19/2023	(23,657)
NIKE, Inc.	300	(3,801,600)	130	6/16/2023	(88,800)
					(112,457)
Total calls					$(4,328,678)
Puts
Media
Paramount Global	4,461	(10,407,513)	17.5	5/19/2023	(28,996)
Textiles, Apparel & Luxury Goods
Lululemon Athletica, Inc.	310	(11,777,830)	260	6/16/2023	(12,555)
Total puts					$(41,551)
Total options written (premium received $6,899,964)					$(4,370,229)
For the six months ended April 30, 2023, the average market value for the months where the Fund had options purchased and options written outstanding was $1,187,428 and $(3,034,788), respectively. At April 30, 2023, the Fund had securities pledged in the amount of $14,081,537 to cover collateral requirements for options written.
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks
Aerospace & Defense	$31,658,018	$34,403,441	$—	$66,061,459
Computers	—	—	3,950,001	3,950,001
Oil, Gas & Consumable Fuels	108,983,931	—	5,922,000	114,905,931
Software	648,014,767	—	3,228,858	651,243,625
Specialty Retail	226,005,967	—	154,365,360	380,371,327
Other Common Stocks#	3,134,059,850	—	—	3,134,059,850
Total Common Stocks	4,148,722,533	34,403,441	167,466,219	4,350,592,193
Preferred Stocks#	—	—	51,836,720	51,836,720
Master Limited Partnerships and Limited Partnerships#	165,739,125	—	—	165,739,125
Corporate Bonds#	—	211,048,290	—	211,048,290
Convertible Bonds#	—	—	19,850,000	19,850,000
Warrants
Diversified Consumer Services	—	—	4,357,738	4,357,738
Other Warrants#	55,075	—	—	55,075
Total Warrants	55,075	—	4,357,738	4,412,813
Options Purchased@	42,653	—	—	42,653
Short-Term Investments	—	935,221,452	—	935,221,452
Total Investments	$4,314,559,386	$1,180,673,183	$243,510,677	$5,738,743,246

#	The Consolidated Schedule of Investments provides information on the industry or sector categorization.
@	The “Purchased option contracts” table under Derivative Instruments provides information on the industry or sector categorization.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2023
Investments in Securities:
Common Stocks(1)	$162,951	$—	$—	$4,515	$—	$—	$—	$—	$167,466	$4,515
Preferred Stocks(1)	57,339	—	—	(5,502)	—	—	—	—	51,837	(5,502)
Loan Assignments	20,400	12	714	(626)	—	(20,500)	—	—	—	—
Convertible Bonds(1)	19,850	—	—	—	—	—	—	—	19,850	—
Warrants(2)	2,868	—	—	1,490	—	—	—	—	4,358	1,490
Total	$263,408	$12	$714	$(123)	$—	$(20,500)	$—	$—	$243,511	$503
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
(1) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 4/30/2023	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$160,287,360	Market Approach	Transaction Price	$76.17 - $18,000	$738.39	Increase
Common Stocks	7,178,859	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	8.0x - 14.0x	10.7x	Increase
			Liquidation Preference Discount	31.3%	31.3%	Decrease
Preferred Stocks	441,157	Market Approach	Transaction Price	$0.46	$0.46	Increase
Preferred Stocks	46,931,910	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	0.9x - 14.0x	5.1x	Increase
			Expected Volatility	70.0%	70.0%	Decrease
			Option Term (Years)	2.5	2.5	Decrease
			Discount Rate	0.3%	0.3%	Decrease
Preferred Units	4,463,653	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	4.0x	4.0x	Increase
Convertible Bonds	19,850,000	Market Approach	Transaction Price	$1,000.00	$1,000.00	Increase
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(c) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(2) As of the six months ended April 30, 2023, these investments were valued in accordance with procedures approved by the valuation designee. These investments did not have a material impact on the Fund’s net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s short investments as of April 30, 2023:
Liability Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short#	$(953,816,624)	$—	$—	$(953,816,624)
Corporate Bonds Sold Short#	—	(41,987,324)	—	(41,987,324)
Total Short Positions	$(953,816,624)	$(41,987,324)	$—	$(995,803,948)

#	The Consolidated Schedule of Investments provides information on the industry or sector categorization.
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of April 30, 2023:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures@
Liabilities	$(50,974,806)	$—	$—	$(50,974,806)
Swaps
Assets	—	17,852,114	—	17,852,114
Liabilities	—	(30,111,472)	—	(30,111,472)
Options Written
Liabilities	(4,370,229)	—	—	(4,370,229)
Total	$(55,345,035)	$(12,259,358)	$—	$(67,604,393)

@	Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Consolidated Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund^ (Unaudited)
April 30, 2023

Principal Amount		Value
U.S. Treasury Obligations 78.3%
	U.S. Treasury Notes
$176,900,000	0.25%, due 6/15/2023 - 3/15/2024	$172,987,264 (a)
202,800,000	0.13%, due 9/15/2023 - 12/15/2023	197,942,684 (a)
Total U.S. Treasury Obligations (Cost $374,566,187)		370,929,948

Index-Linked Notes 13.1%
Financial Services 13.1%
92,226,000	GS Finance Corp., 25.00%, due 2/16/2024 (Cost $92,351,941)	62,189,529

Short-Term Investments 7.9%
Investment Companies 7.9%
37,249,327	State Street Institutional U.S. Government Money Market Fund Premier Class, 4.76%(b) (Cost $37,249,327)	37,249,327
Total Investments 99.3% (Cost $504,167,455)		470,368,804
Other Assets Less Liabilities 0.7%		3,240,497 (c)
Net Assets 100.0%		$473,609,301

(a)	All or a portion of this security is pledged as collateral for options written.
(b)	Represents 7-day effective yield as of April 30, 2023.
(c)	Includes the impact of the Fund's open positions in derivatives at April 30, 2023.
See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund^ (Unaudited)  (cont’d)
Derivative Instruments
Written option contracts ("options written")
At April 30, 2023, the Fund had outstanding options written as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
S&P 500 Index	93	$(38,776,164)	$4,080	5/5/2023	$(77,190)
S&P 500 Index	57	(23,766,036)	4,105	5/5/2023	(69,825)
S&P 500 Index	130	(54,203,240)	4,110	5/5/2023	(171,600)
S&P 500 Index	57	(23,766,036)	4,100	5/12/2023	(116,565)
S&P 500 Index	137	(57,121,876)	4,115	5/12/2023	(324,005)
S&P 500 Index	12	(5,003,376)	4,120	5/12/2023	(29,820)
S&P 500 Index	5	(2,084,740)	4,125	5/12/2023	(13,025)
S&P 500 Index	75	(31,271,100)	4,145	5/12/2023	(236,625)
S&P 500 Index	27	(11,257,596)	4,115	5/19/2023	(83,160)
S&P 500 Index	90	(37,525,320)	4,125	5/19/2023	(299,250)
S&P 500 Index	12	(5,003,376)	4,130	5/19/2023	(41,460)
S&P 500 Index	76	(31,688,048)	4,145	5/19/2023	(294,880)
S&P 500 Index	4	(1,667,792)	4,150	5/19/2023	(16,140)
S&P 500 Index	78	(32,521,944)	4,155	5/19/2023	(327,210)
S&P 500 Index	11	(4,586,428)	4,110	5/26/2023	(41,195)
S&P 500 Index	19	(7,922,012)	4,125	5/26/2023	(78,280)
S&P 500 Index	2	(833,896)	4,130	5/26/2023	(8,500)
S&P 500 Index	253	(105,487,844)	4,165	5/26/2023	(1,396,054)
S&P 500 Index	11	(4,586,428)	4,165	6/2/2023	(74,690)
Total options written (premium received $7,700,720)					$(3,699,474)
For the six months ended April 30, 2023, the average market value for the months where the Fund had options written outstanding was $(5,723,117). At April 30, 2023, the Fund had securities pledged in the amount of $121,150,086 to cover collateral requirements for options written.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$370,929,948	$—	$370,929,948
Index-Linked Notes#	—	62,189,529	—	62,189,529
Short-Term Investments	—	37,249,327	—	37,249,327
Total Investments	$—	$470,368,804	$—	$470,368,804

#	The Schedule of Investments provides information on the industry or sector categorization.
See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of April 30, 2023:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(3,699,474)	$—	$—	$(3,699,474)
Total	$(3,699,474)	$—	$—	$(3,699,474)

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)
Neuberger Berman Alternative Funds
	Long Short Fund**	U.S. Equity Index PutWrite Strategy Fund
	April 30, 2023	April 30, 2023
Assets
Investments in securities, at value*† (Note A)— see Schedule of Investments:
Unaffiliated issuers(a)	$5,738,743,246	$470,368,804
Foreign currency(b)	414,190	—
Cash collateral segregated for short sales (Note A)	1,097,240,742	—
Cash collateral segregated for futures contracts (Note A)	89,860,854	—
Cash collateral segregated for over-the-counter derivatives (Note A)	49,490,000	—
Dividends and interest receivable	10,057,931	5,135,803
Receivable for securities sold	11,768,528	1,634,535
Receivable for Fund shares sold	8,813,398	527,768
Receivable for securities lending income (Note A)	4,618	—
Over-the-counter swap contracts, at value (Note A)	17,852,114	—
Prepaid expenses and other assets	115,125	40,099
Total Assets	7,024,360,746	477,707,009
Liabilities
Investments sold short, at value(c) (Note A)	995,803,948	—
Over-the-counter swap contracts, at value (Note A)	30,111,472	—
Dividends and interest payable for short sales	1,172,731	—
Payable to investment manager (Note B)	5,113,303	173,032
Option contracts written, at value(d) (Note A)	4,370,229	3,699,474
Due to custodian	8,543,915	—
Payable for securities purchased	58,362,206	4,152
Payable for Fund shares redeemed	9,005,032	104,495
Payable for accumulated variation margin on futures contracts (Note A)	50,974,806	—
Payable to administrator—net (Note B)	787,809	24,600
Payable to trustees	1,188	2,226
Payable for cash collateral on loaned securities (Note A)	2,833,646	—
Other accrued expenses and payables	264,799	89,729
Total Liabilities	1,167,345,084	4,097,708
Net Assets	$5,857,015,662	$473,609,301

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont’d)
Neuberger Berman Alternative Funds
	Long Short Fund**	U.S. Equity Index PutWrite Strategy Fund
	April 30, 2023	April 30, 2023
Net Assets consist of:
Paid-in capital	$4,996,577,642	$527,650,330
Total distributable earnings/(losses)	860,438,020	(54,041,029)
Net Assets	$5,857,015,662	$473,609,301
Net Assets
Institutional Class	$5,682,056,149	$300,735,262
Class A	128,679,214	6,863,561
Class C	46,280,299	1,044,004
Class R6	—	164,966,474
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	347,365,397	28,355,607
Class A	7,967,384	650,252
Class C	2,961,853	101,609
Class R6	—	15,531,713
Net Asset Value, offering and redemption price per share
Institutional Class	$16.36	$10.61
Class R6	—	10.62
Net Asset Value and redemption price per share
Class A	$16.15	$10.56
Offering Price per share
Class A‡	$17.14	$11.20
Net Asset Value and offering price per share
Class C^	$15.63	$10.27
†Securities on loan, at value:
Unaffiliated issuers	$2,724,694	$—
*Cost of Investments:
(a) Unaffiliated issuers	$4,743,004,361	$504,167,455
(b) Total cost of foreign currency	$413,858	$—
(c) Proceeds from investments sold short	$991,893,497	$—
(d) Premium received from option contracts written	$6,899,964	$7,700,720

**	Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.
‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.
^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See Notes to Financial Statements

Statements of Operations (Unaudited)
Neuberger Berman Alternative Funds
	Long Short Fund**	U.S. Equity Index PutWrite Strategy Fund
	For the Six Months Ended April 30, 2023	For the Six Months Ended April 30, 2023
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$32,385,164	$—
Interest and other income—unaffiliated issuers	32,938,307	14,618,376
Income from securities loaned—net	63,972	—
Foreign taxes withheld	(355,210)	—
Total income	$65,032,233	$14,618,376
Expenses:
Investment management fees (Note B)	29,740,698	1,028,063
Administration fees (Note B):
Institutional Class	3,976,146	218,740
Class A	166,099	7,528
Class C	60,694	1,606
Class R6	—	39,559
Distribution fees (Note B):
Class A	159,711	7,239
Class C	233,439	6,178
Shareholder servicing agent fees:
Institutional Class	17,632	956
Class A	11,505	475
Class C	871	222
Class R6	—	1,475
Audit fees	34,962	23,423
Subsidiary administration fees	1,236	—
Custodian and accounting fees	452,550	53,085
Insurance	65,673	7,363
Legal fees	38,973	37,620
Registration and filing fees	154,073	69,904
Shareholder reports	110,839	9,148
Trustees' fees and expenses	26,684	21,171
Dividend and interest expense on securities sold short (Note A)	1,790,849	—
Interest	32,760	—
Miscellaneous and other fees (Note A)	148,877	21,563
Total expenses	37,224,271	1,555,318
Expenses reimbursed by Management (Note B)	—	(119,505)
Total net expenses	37,224,271	1,435,813
Net investment income/(loss)	$27,807,962	$13,182,563

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont’d)
Neuberger Berman Alternative Funds
	Long Short Fund**	U.S. Equity Index PutWrite Strategy Fund
	For the Six Months Ended April 30, 2023	For the Six Months Ended April 30, 2023
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(41,312,904)	—
Closed short positions of unaffiliated issuers	36,049,458	—
Settlement of foreign currency transactions	(33,661)	—
Expiration or closing of futures contracts	9,196,001	—
Expiration or closing of option contracts written	5,316,071	33,581,839
Expiration or closing of swap contracts	30,926,794	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	462,129,560	(2,935,290)
Short positions of unaffiliated issuers	(56,106,340)	—
Foreign currency translations	1,247	—
Futures contracts	(61,914,184)	—
Option contracts written	2,108,279	(2,280,182)
Swap contracts	(70,736,564)	—
Net gain/(loss) on investments	315,623,757	28,366,367
Net increase/(decrease) in net assets resulting from operations	$343,431,719	$41,548,930

**	Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.
See Notes to Financial Statements

Statements of Changes in Net Assets
Neuberger Berman Alternative Funds
	Long Short Fund**		U.S. Equity Index PutWrite Strategy Fund
	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
	April 30, 2023 (Unaudited)	October 31, 2022	April 30, 2023 (Unaudited)	October 31, 2022
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$27,807,962	$(8,706,089)	$13,182,563	$15,386,028
Net realized gain/(loss) on investments	40,141,759	175,769,447	33,581,839	(56,840,296)
Change in net unrealized appreciation/(depreciation) of investments	275,481,998	(648,771,623)	(5,215,472)	(27,862,670)
Net increase/(decrease) in net assets resulting from operations	343,431,719	(481,708,265)	41,548,930	(69,316,938)
Distributions to Shareholders From (Note A):
Distributable earnings:
Institutional Class	(344,559,524)	(58,747,314)	(8,024,102)	(56,601,926)
Class A	(7,888,772)	(1,833,237)	(152,159)	(1,172,489)
Class C	(2,781,547)	(648,991)	(27,328)	(230,526)
Class R6	—	—	(4,358,039)	(40,900,866)
Total distributions to shareholders	(355,229,843)	(61,229,542)	(12,561,628)	(98,905,807)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	1,195,459,126	2,114,312,072	43,917,007	152,756,777
Class A	15,221,831	42,591,945	1,583,348	1,861,678
Class C	3,455,016	10,570,949	100,653	409,657
Class R6	—	—	28,154,278	209,992,962
Proceeds from reinvestment of dividends and distributions:
Institutional Class	216,333,571	34,762,818	8,011,474	56,380,397
Class A	6,370,453	1,404,540	149,850	1,168,207
Class C	2,035,050	485,715	25,011	207,025
Class R6	—	—	4,331,821	40,668,463
Payments for shares redeemed:
Institutional Class	(1,152,846,062)	(1,385,167,617)	(62,810,396)	(108,953,600)
Class A	(24,738,590)	(54,870,397)	(469,331)	(1,564,391)
Class C	(7,105,142)	(14,119,805)	(431,605)	(118,334)
Class R6	—	—	(44,681,633)	(213,750,276)
Net increase/(decrease) from Fund share transactions	254,185,253	749,970,220	(22,119,523)	139,058,565
Net Increase/(Decrease) in Net Assets	242,387,129	207,032,413	6,867,779	(29,164,180)
Net Assets:
Beginning of period	5,614,628,533	5,407,596,120	466,741,522	495,905,702
End of period	$5,857,015,662	$5,614,628,533	$473,609,301	$466,741,522

**	Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.
See Notes to Financial Statements

Notes to Financial Statements Alternative Fundsß (Unaudited)
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Each of Neuberger Berman Long Short Fund ("Long Short") and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund ("U.S. Equity Index PutWrite Strategy") (each individually a "Fund," and collectively, the "Funds") is a separate operating series of the Trust. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified Fund (Long Short became diversified in December 2014). U.S. Equity Index PutWrite Strategy is diversified. Each Fund offers Institutional Class shares, Class A shares and Class C shares. U.S. Equity Index PutWrite Strategy also offers Class R6 shares. The Trust’s Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other series of the Trust.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
On February 25, 2022, to facilitate compliance with certain requirements necessary to maintain its status as a regulated investment company ("RIC"), Long Short formed NB A24 Long Short Blocker LLC (the "Blocker"), a Delaware limited liability company, to hold interests in certain private placements. The Blocker is a wholly owned subsidiary of Long Short and Long Short will remain its sole member.
As of April 30, 2023, the value of Long Short's investment in the Blocker was as follows:
Investment in Blocker	Percentage of Net Assets
$4,435,237	0.1%
2
Consolidation: The accompanying financial statements of Long Short present the consolidated accounts of Long Short and the Blocker. All intercompany accounts and transactions have been eliminated in consolidation.
3
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ß
Notes to Consolidated Financial Statements for Long Short

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Funds’ investments (long and short positions) in equity securities, exchange-traded funds ("ETFs"), preferred stocks, master limited partnerships and limited partnerships, warrants and exchange-traded options purchased and written, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
The value of the Funds’ investments for long and short positions in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid or offer quotations, respectively, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:
Corporate Bonds. Inputs used to value corporate debt securities generally include relevant credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").
Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion rates, credit specific details, relevant listed bond and preferred stock prices and Other Market Information.
U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.
High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.
Index Linked Notes. The value of the index linked notes is determined by obtaining a valuation from a calculation agent and is primarily based on accrued interest, the underlying index change, participation rate related to the issuer and Other Market Information.
The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of total return swaps and total return basket swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated benchmark interest rate (Level 2 inputs).
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Funds' valuation designee. As the Funds' valuation designee, Management is responsible for determining fair value in good faith for any and all Fund investments. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. Management has approved the use of ICE Data Services ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). Management has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, Management has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.
4
Foreign currency translations: The accounting records of the Funds and the Blocker are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

5
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which certain of the Funds participated as a class member. The amount of such proceeds for the six months ended April 30, 2023, was $223 for Long Short.
6
Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a RIC by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. Management has analyzed each Fund's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.
For federal income tax purposes, the estimated cost and unrealized appreciation/(depreciation) in value of investments held at April 30, 2023 were as follows:
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Long Short	$4,797,041,462	$1,076,282,238	$268,569,084	$807,713,154
U.S. Equity Index PutWrite Strategy	504,167,455	4,001,246	40,080,079	(36,078,833)
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the year ended October 31, 2022, the Funds recorded permanent reclassifications primarily related to one or more of the following: wholly owned subsidiary income, prior year true up adjustments, non-deductible stock issuance costs, and deemed distribution on shareholder redemptions. For the year ended October 31, 2022, the Funds recorded the following permanent reclassifications:
	Paid-in Capital	Total Distributable Earnings/(Losses)
Long Short	$77,550,257	$(77,550,257)

The tax character of distributions paid during the years ended October 31, 2022, and October 31, 2021, was as follows:
	Distributions Paid From:
	Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
	2022	2021	2022	2021	2022	2021	2022	2021
Long Short	$—	$—	$61,229,542	$87,685,983	$—	$—	$61,229,542	$87,685,983
U.S. Equity Index PutWrite Strategy	52,422,370	702,280	46,483,437	—	—	—	98,905,807	702,280

As of October 31, 2022, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Long Short	$102,091,702	$238,644,746	$532,232,843	$(719,661)	$(13,486)	$872,236,144
U.S. Equity Index PutWrite Strategy	1,705,531	—	(30,863,361)	(53,867,424)	(3,077)	(83,028,331)
The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, straddles and unsettled short sales, mark-to-market adjustments on swaps, futures, passive foreign investment companies, amortization of organizational expenses, amortization of bond premium, wholly owned subsidiary inclusions, tax adjustments related to partnerships, swap contracts and other investments.
To the extent each Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2022, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:
	Capital Loss Carryforwards
	Long-Term	Short-Term
U.S. Equity Index PutWrite Strategy	$32,426,965	$21,440,459
The Blocker is taxed as a corporation under the U.S. Internal Revenue Code. As of October 31, 2022, Long Short had a gross deferred tax asset of $5,182 resulting from net operating losses in the Blocker and had no deferred tax liability. As of October 31, 2022, the Blocker anticipated that it would be unable to fully utilize the deferred tax asset, therefore, the deferred tax asset was offset by a valuation allowance of $5,182. For the year ended October 31, 2022, Long Short did not record a provision for taxes related to the Blocker.
7
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At April 30, 2023, there were no outstanding balances of accrued capital gains taxes for any Fund.
As a result of several European Court of Justice ("ECJ") court cases in certain countries across the European Union ("EU"), certain of the Funds may file tax reclaims for previously withheld taxes on dividends earned in those countries ("ECJ tax reclaims"). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims would be reflected as "Interest and other income—unaffiliated issuers" in the Statements of Operations and the cost to file these additional ECJ tax reclaims, if any, would be reflected as "Miscellaneous and other fees" in the Statements of Operations. When the ECJ tax reclaim is "more likely than not" to not be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the Statements of Assets and Liabilities.
8
Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income, if any, are recorded on the ex-date and generally distributed once a year (usually in December) for Long Short and quarterly for U.S. Equity Index PutWrite Strategy. Distributions from net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.
For Funds that invest in REITs, these Funds pass through to their shareholders substantially all REIT distributions and other income they receive, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. For the year ended October 31, 2022, the character of distributions, if any, paid to shareholders of these Funds disclosed within the Statements of Changes in Net Assets was based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund’s fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income may be recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these Funds during their fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds shareholders on IRS Form 1099-DIV.
9
Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund’s expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.
10
Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.
11
When-issued/delayed delivery securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund’s NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
12
Securities sold short: Each Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, a Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, a Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which a Fund sold the security short, while losses are potentially unlimited in size. The Funds pledge securities and/or other assets, which may include cash collateral from securities lending activities, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Funds and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Cash collateral segregated for short sales" on the Statements of Assets and Liabilities. The Funds are contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Funds may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Funds and are excluded from the contractual expense limitation. A net negative expense, if any, represents a gain to the Fund as the total cash rebates received exceeded the other costs related to short sales. The net amount of fees incurred during the six months ended April 30, 2023, are included in the "Dividend and interest expense on securities sold short" on the Statements of Operations and are as follows:
Long Short	$ 8,752,684
13
Investments in private companies:  Investments in private companies, including companies that have not yet issued securities publicly in an initial public offering, involve greater risks than investments in securities of companies that have traded publicly on an exchange for extended periods of time. Investments in these companies are generally less liquid than investments in securities issued by public companies and may be difficult for the Fund to value.  Private placements and other restricted securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.
14
Derivative instruments: The Funds' use of derivatives during the six months ended April 30, 2023, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at April 30, 2023. The disclosure requirements of  ASC 815 "Derivatives and Hedging" ("ASC 815") distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.
Rule 18f-4 under the 1940 Act which became effective in August 2022, regulates the use of derivatives for certain funds registered under the 1940 Act ("Rule 18f-4"). The Funds have adopted a Rule 18f-4 Policy which provides, among other things, that unless a Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, is required to comply with certain value-at-risk based leverage limits and is required to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.
Futures contracts: During the six months ended April 30, 2023, Long Short used futures on broader market indices and U.S. Treasuries in an effort either to enhance returns or to manage or adjust the risk profile and the investment exposure of the Fund.
At the time a Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.
Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed or expire, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange’s clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.
For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund’s losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund’s taxable income.
Total return basket swap contracts: During the six months ended April 30, 2023, Long Short used total return basket swaps to increase returns, reduce risks and for hedging purposes. A Fund may enter into a total return basket swap agreement to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. The Funds have the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation/(depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as "financing costs". Positions within the swap are reset periodically, and financing costs are reset according to the terms of the contract. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Funds and the swap counterparty. For over-the-counter ("OTC") total return basket swaps, cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Funds and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation/(depreciation) on swap contracts in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as realized gains (losses) on closing of swap contracts in the Statements of Operations.

Total return swap contracts: During the six months ended April 30, 2023, Long Short used total return swaps to increase returns, reduce risks and for hedging purposes. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or (depreciation) in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations. For OTC total return swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty.
Options: During the six months ended April 30, 2023, Long Short used options written to enhance total returns. During the six months ended April 30, 2023, Long Short used options purchased either for hedging purposes or to enhance total returns. During the six months ended April 30, 2023, U.S. Equity Index PutWrite Strategy used options written primarily to gain exposure to securities, markets, sectors or geographical areas and also to enhance total return and gain exposure more efficiently than through a direct purchase of the underlying security.
Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated. For purchased call options, a Fund's loss is limited to the amount of the option premium paid.
Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.
When a fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that a Fund has written expires unexercised, a Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.
At April 30, 2023, the Funds listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:
	Asset Derivatives		Liability Derivatives
Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Long Short
Futures
Equity risk	Receivable/Payable for accumulated variation margin on futures contracts	$—	Receivable/Payable for accumulated variation margin on futures contracts	$(50,974,806)
Over-the-counter swaps
Equity risk	Over-the-counter swap contracts, at value(a)	17,852,114	Over-the-counter swap contracts, at value(a)	(30,111,472)

	Asset Derivatives		Liability Derivatives
Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Options purchased
Equity risk	Investments in securities, at value	$42,653	—	$—
Options written
Equity risk	—	—	Option contracts written, at value	(4,370,229)
U.S. Equity Index PutWrite Strategy
Options written
Equity risk	—	—	Option contracts written, at value	(3,699,474)

(a)	"Over-the-counter swaps" reflect the cumulative unrealized appreciation/(depreciation) of the over-the-counter swap contracts plus accrued interest as of April 30, 2023.
The impact of the use of these derivative instruments on the Statements of Operations during the six months ended April 30, 2023, was as follows:
Fund	Net Realized Gain/ (Loss) on Derivatives(a)	Change in Net Unrealized Appreciation/ (Depreciation) on Derivatives(b)
Long Short
Futures
Equity risk	$9,196,001	$(61,914,184)
Swaps
Equity risk	30,926,794	(70,736,564)
Options purchased
Equity risk	(1,806,887)	(845,357)
Options written
Equity risk	5,316,071	2,108,279
U.S. Equity Index PutWrite Strategy
Options written
Equity risk	33,581,839	(2,280,182)

(a)	Net realized gain/(loss) on derivatives is located in the Statements of Operations each under the caption, "Net realized gain/(loss) on:"

Futures	Expiration or closing of futures contracts
Swaps	Expiration or closing of swap contracts
Options purchased	Transactions in investment securities of unaffiliated issuers
Options written	Expiration or closing of option contracts written

(b)	Change in net unrealized appreciation/(depreciation) is located in the Statements of Operations each under the caption, "Change in net unrealized appreciation/(depreciation) in value of:"

Futures	Futures contracts
Swaps	Swap contracts

Options purchased	Investment securities of unaffiliated issuers
Options written	Option contracts written
While the Funds may receive redeemable preference shares, rights and warrants in connection with their investments in securities, these preference shares, rights and warrants are not considered "derivative instruments" under ASC 815.

15
Securities lending: Each Fund, using State Street as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and a Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included in the Statements of Assets and Liabilities under the caption "Investments in securities, at value—Unaffiliated Issuers". The total value of securities received as collateral for securities on loan is included in a footnote following the applicable Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to that Fund.
As of April 30, 2023, the Fund listed below had outstanding loans of securities to certain approved brokers each with a value as follows:
Value of Securities Loaned
Long Short	$2,724,694

As of April 30, 2023, the Fund listed below had outstanding loans of securities to certain approved brokers for which it received collateral as follows:
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Common Stocks
Long Short	$2,833,646	$—	$—	$—	$2,833,646

(a)	Amounts represent the payable for loaned securities collateral received.
16
Offsetting Assets and Liabilities: The Funds are required to disclose both gross and net information for assets and liabilities related to OTC derivatives, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. Long Short held one or more of these investments at April 30, 2023. The Funds’ OTC derivative assets and liabilities at fair value by type and securities lending assets are reported gross in the Statements of Assets and Liabilities. The following tables present derivative and securities lending assets and liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by a Fund for assets and pledged by a Fund for liabilities as of April 30, 2023.
Description	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Long Short
Over-the-counter swap contracts	$17,852,114	$(30,111,472)
Securities lending	2,724,694	—
Total	$20,576,808	$(30,111,472)

Gross Amounts Not Offset in the Statements of Assets and Liabilities:
	Assets				Liabilities
Counterparty	Gross Amounts Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)	Gross Amounts Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Collateral Pledged(a)	Net Amount(b)
Long Short
GSI	$2,137,064	$(2,137,064)	$—	$—	$(26,539,564)	$2,137,064	$22,320,000	$(2,082,500)
JPM	15,715,050	(3,571,908)	—	12,143,142	(3,571,908)	3,571,908	—	—
SSB	2,724,694	—	(2,724,694)	—	—	—	—	—
Total	$20,576,808	$(5,708,972)	$(2,724,694)	$12,143,142	$(30,111,472)	$5,708,972	$22,320,000	$(2,082,500)

(a)	Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.
(b)
A net amount greater than zero represents amounts subject to loss as of April 30, 2023, in the event of a counterparty failure. A net amount less than zero represents amounts under-collateralized to each counterparty as of April 30, 2023.

17
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.
18
Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including ETFs, within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4 or any other applicable exemptive relief. Rule 12d1-4 permits fund of funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. Shareholders of a Fund will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the management fees and expenses of the Fund.
19
Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.
Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:
Each Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, each Fund pays NBIA an investment management fee as a percentage of average daily net assets according to the following table:

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $2 billion	Thereafter
Long Short	1.20%	1.175%	1.15%	1.125%	1.10%	1.075%	1.075%	1.05%
U.S. Equity Index PutWrite Strategy	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Accordingly, for the six months ended April 30, 2023, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund’s average daily net assets, as follows:
Effective Rate
Long Short	1.09%
Each Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the class level and each share class of a Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.26% for each of Class A and Class C; 0.15% for Institutional Class; and 0.05% for Class R6, each as a percentage of its average daily net assets. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The expenses of the Blocker are included in the total expenses used to calculate the reimbursement, if any, which Long Short has agreed to share with the Blocker. For the six months ended April 30, 2023, the expenses of the Blocker amounted to $11,187.

At April 30, 2023, the Funds' contingent liabilities to NBIA under the agreements were as follows:
			Expenses Reimbursed in Year Ended October 31,
			2020	2021	2022	2023
			Subject to Repayment until October 31,
Class	Contractual Expense Limitation(a)	Expiration	2023	2024	2025	2026
Long Short Institutional Class	1.70%	10/31/26	$—	$—	$—	$—
Long Short Class A	2.06%	10/31/26	—	—	—	—
Long Short Class C	2.81%	10/31/26	—	—	—	—
U.S. Equity Index PutWrite Strategy Institutional Class	0.65%	10/31/26	209,397	103,376	145,420	75,232
U.S. Equity Index PutWrite Strategy Class A	1.01%	10/31/26	18,661	2,636	3,932	1,983
U.S. Equity Index PutWrite Strategy Class C	1.76%	10/31/26	1,166	906	1,179	529
U.S. Equity Index PutWrite Strategy Class R6	0.55%	10/31/26	22,860	63,224	96,266	41,761

(a)	Expense limitation per annum of the respective class’s average daily net assets.
Each Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class’s annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.
During the six months ended April 30, 2023, there was no repayment to NBIA under these agreements.
Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears the advertising and promotion expenses.
However, the Distributor receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor’s activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these classes a fee at the annual rate of 0.25% of Class A’s and 1.00% of Class C’s average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust’s Plans comply with those rules.
Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2023, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:
	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Long Short Class A	$20,014	$—	$—	$—
Long Short Class C	—	4,214	—	—
U.S. Equity Index PutWrite Strategy Class A	8,695	—	—	—
U.S. Equity Index PutWrite Strategy Class C	—	279	—	—
Note C—Securities Transactions:
During the six months ended April 30, 2023, there were purchase and sale transactions of long-term securities (excluding swaps, futures and written option contracts) as follows:
	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Securities Sold Short	Covers on Securities Sold Short
Long Short	$—	$949,532,512	$—	$904,686,240	$787,857,096	$860,548,267
U.S. Equity Index PutWrite Strategy	—	—	136,800,000	—	—	—
During the six months ended April 30, 2023, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Fund Share Transactions:
Share activity for the six months ended April 30, 2023, and for the year ended October 31, 2022, was as follows:
	For the Six Months Ended April 30, 2023				For the Year Ended October 31, 2022
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Long Short
Institutional Class	74,375,032	13,832,070	(71,161,049)	17,046,053	124,346,735	1,961,784	(81,093,771)	45,214,748
Class A	953,315	412,060	(1,545,494)	(180,119)	2,511,275	80,214	(3,270,813)	(679,324)
Class C	226,057	135,670	(460,562)	(98,835)	640,523	28,471	(858,725)	(189,731)
U.S. Equity Index PutWrite Strategy
Institutional Class	4,289,507	787,051	(6,122,582)	(1,046,024)	13,604,755	4,967,561	(9,920,661)	8,651,655
Class A	154,249	14,770	(45,684)	123,335	155,808	102,869	(143,261)	115,416
Class C	10,125	2,534	(43,294)	(30,635)	37,683	18,690	(10,983)	45,390
Class R6	2,756,167	425,174	(4,338,351)	(1,157,010)	18,647,524	3,563,137	(20,095,156)	2,115,505

Note E—Line of Credit:
At April 30, 2023, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under the Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum; provided that should the Administrative Agent of the Credit Facility determine that the daily simple SOFR rate is unavailable, then the interest rate option described in (b) shall be replaced with a benchmark replacement determined to be applicable by such Administrative Agent. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at April 30, 2023. During the six months ended April 30, 2023, no Fund utilized the Credit Facility.
Note F—Investments in Affiliates:
At April 30, 2023, affiliated persons (as defined in the 1940 Act) owned outstanding shares of the following Fund:
Affiliated Person(s) Percentage Ownership of Outstanding Shares
U.S. Equity Index PutWrite Strategy	0.01%

Note G—Recent Accounting Pronouncements:
In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.
In December 2022, the FASB issued Accounting Standards Update No. 2022-06, "Reference Rate Reform (Topic 848)" ("ASU 2022-06"), which is an update to Accounting Standards Update No. 2021-01, "Reference Rate Reform (Topic 848)" ("ASU 2021-01") and defers the sunset date for applying the reference rate reform relief in Topic 848. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities.

Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds' financial statements.
Note H—Unaudited Financial Information:
The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

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Financial Highlights
The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Assets with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Long Short Fund
Institutional Class
4/30/2023[d] (Unaudited)	$16.45	$0.08	$0.92	$1.00	$(0.17)	$(0.92)	$—	$(1.09)
10/31/2022[d]	$18.21	$(0.02)	$(1.54)	$(1.56)	$—	$(0.20)	$—	$(0.20)
10/31/2021	$16.00	$(0.02)	$2.59	$2.57	$—	$(0.36)	$—	$(0.36)
10/31/2020	$14.67	$(0.01)	$1.69	$1.68	$—	$(0.35)	$—	$(0.35)
10/31/2019	$14.54	$0.04	$0.85	$0.89	$—	$(0.76)	$—	$(0.76)
10/31/2018	$14.21	$0.03	$0.30	$0.33	$—	$—	$—	$—

Class A
4/30/2023[d] (Unaudited)	$16.20	$0.05	$0.91	$0.96	$(0.09)	$(0.92)	$—	$(1.01)
10/31/2022[d]	$18.00	$(0.10)	$(1.50)	$(1.60)	$—	$(0.20)	$—	$(0.20)
10/31/2021	$15.88	$(0.08)	$2.56	$2.48	$—	$(0.36)	$—	$(0.36)
10/31/2020	$14.61	$(0.07)	$1.69	$1.62	$—	$(0.35)	$—	$(0.35)
10/31/2019[h]	$14.54	$(0.01)	$0.84	$0.83	$—	$(0.76)	$—	$(0.76)
10/31/2018[h]	$14.26	$(0.02)	$0.30	$0.28	$—	$—	$—	$—

Class C
4/30/2023[d] (Unaudited)	$15.69	$(0.01)	$0.89	$0.88	$(0.02)	$(0.92)	$—	$(0.94)
10/31/2022[d]	$17.57	$(0.22)	$(1.46)	$(1.68)	$—	$(0.20)	$—	$(0.20)
10/31/2021	$15.62	$(0.20)	$2.51	$2.31	$—	$(0.36)	$—	$(0.36)
10/31/2020	$14.49	$(0.17)	$1.65	$1.48	$—	$(0.35)	$—	$(0.35)
10/31/2019[h]	$14.53	$(0.12)	$0.84	$0.72	$—	$(0.76)	$—	$(0.76)
10/31/2018[h]	$14.34	$(0.13)	$0.32	$0.19	$—	$—	$—	$—

U.S. Equity Index PutWrite Strategy Fund
Institutional Class
4/30/2023 (Unaudited)	$9.98	$0.29	$0.62	$0.91	$(0.28)	$—	$—	$(0.28)
10/31/2022	$13.84	$0.32	$(1.61)	$(1.29)	$(0.28)	$(2.29)	$—	$(2.57)
10/31/2021	$10.93	$0.01	$2.92	$2.93	$(0.01)	$(0.01)	$—	$(0.02)
10/31/2020	$11.28	$0.14	$0.10	$0.24	$(0.16)	$(0.43)	$(0.00)	$(0.59)
10/31/2019	$10.65	$0.18	$0.66	$0.84	$(0.21)	$—	$—	$(0.21)
10/31/2018	$11.33	$0.12	$(0.13)	$(0.01)	$(0.08)	$(0.59)	$—	$(0.67)
See Notes to Financial Highlights

Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)

$16.36	6.40%[e,f]	$5,682.1	1.34%[g]	1.28%[g]	1.34%[g]	1.28%[g]	1.03%[g]	31%[f]	20%[f]
$16.45	(8.63)%[e]	$5,434.6	1.68%	1.28%	1.68%	1.28%	(0.14)%	76%	49%
$18.21	16.27%[e]	$5,191.6	1.59%	1.28%	1.59%	1.28%	(0.10)%	60%	49%
$16.00	11.68%[e]	$3,631.6	1.80%	1.30%	1.80%	1.30%	(0.08)%	81%	60%
$14.67	6.98%[e]	$2,098.0	1.78%	1.33%	1.78%	1.33%	0.28%	66%	47%
$14.54	2.32%[e]	$2,847.3	1.60%	1.31%	1.60%	1.31%	0.23%	83%	69%

$16.15	6.19%[e,f]	$128.7	1.72%[g]	1.65%[g]	1.72%[g]	1.65%[g]	0.66%[g]	31%[f]	20%[f]
$16.20	(8.96)%[e]	$132.0	2.05%	1.64%	2.05%	1.64%	(0.53)%	76%	49%
$18.00	15.82%[e]	$158.9	1.96%	1.64%	1.96%	1.64%	(0.46)%	60%	49%
$15.88	11.31%[e]	$95.6	2.15%	1.67%	2.15%	1.67%	(0.43)%	81%	60%
$14.61	6.54%[e]	$63.6	2.13%	1.69%	2.13%	1.69%	(0.08)%	66%	47%
$14.54	2.01%[e]	$105.9	1.96%	1.67%	1.96%	1.67%	(0.13)%	83%	69%

$15.63	5.83%[e,f]	$46.3	2.46%[g]	2.39%[g]	2.46%[g]	2.39%[g]	(0.08)%[g]	31%[f]	20%[f]
$15.69	(9.64)%[e]	$48.0	2.79%	2.39%	2.79%	2.39%	(1.26)%	76%	49%
$17.57	14.98%[e]	$57.1	2.71%	2.39%	2.71%	2.39%	(1.20)%	60%	49%
$15.62	10.42%[e]	$55.3	2.90%	2.41%	2.90%	2.41%	(1.14)%	81%	60%
$14.49	5.79%[e]	$61.4	2.88%	2.44%	2.88%	2.44%	(0.82)%	66%	47%
$14.53	1.27%[e]	$77.6	2.71%	2.42%	2.71%	2.42%	(0.88)%	83%	69%

$10.61	9.30%[f]	$300.7	0.71%[g]	0.71%[g,i]	0.66%[g]	0.66%[g,i]	5.75%[g]	0%[f]	0%[f,i]
$9.98	(11.22)%	$293.4	0.70%	0.70%[i]	0.65%	0.65%[i]	2.87%	43%	43%[i]
$13.84	26.82%	$287.2	0.69%	0.69%[i]	0.65%	0.65%[i]	0.09%	38%	38%[i]
$10.93	2.22%	$235.6	0.74%	0.74%[i]	0.66%	0.66%[i]	1.31%	41%	41%[i]
$11.28	7.99%	$236.8	0.76%	0.76%[i]	0.65%	0.65%[i]	1.65%	31%	31%[i]
$10.65	(0.16)%	$217.6	0.74%	0.74%[i]	0.65%	0.65%[i]	1.09%	56%	56%[i]

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
U.S. Equity Index PutWrite Strategy Fund (cont’d)
Class A
4/30/2023 (Unaudited)	$9.93	$0.28	$0.62	$0.90	$(0.27)	$—	$—	$(0.27)
10/31/2022	$13.79	$0.26	$(1.58)	$(1.32)	$(0.25)	$(2.29)	$—	$(2.54)
10/31/2021	$10.91	$(0.03)	$2.91	$2.88	$(0.00)	$(0.00)	$—	$(0.00)
10/31/2020	$11.27	$0.12	$0.07	$0.19	$(0.12)	$(0.43)	$(0.00)	$(0.55)
10/31/2019	$10.64	$0.14	$0.66	$0.80	$(0.17)	$—	$—	$(0.17)
10/31/2018	$11.33	$0.11	$(0.16)	$(0.05)	$(0.05)	$(0.59)	$—	$(0.64)

Class C
4/30/2023 (Unaudited)	$9.67	$0.23	$0.60	$0.83	$(0.23)	$—	$—	$(0.23)
10/31/2022	$13.53	$0.19	$(1.56)	$(1.37)	$(0.20)	$(2.29)	$—	$(2.49)
10/31/2021	$10.78	$(0.13)	$2.88	$2.75	$—	$—	$—	$—
10/31/2020	$11.14	$0.02	$0.09	$0.11	$(0.04)	$(0.43)	$(0.00)	$(0.47)
10/31/2019	$10.51	$0.06	$0.65	$0.71	$(0.08)	$—	$—	$(0.08)
10/31/2018	$11.24	$(0.00)	$(0.13)	$(0.13)	$(0.01)	$(0.59)	$—	$(0.60)

Class R6
4/30/2023 (Unaudited)	$9.99	$0.30	$0.62	$0.92	$(0.29)	$—	$—	$(0.29)
10/31/2022	$13.85	$0.32	$(1.60)	$(1.28)	$(0.29)	$(2.29)	$—	$(2.58)
10/31/2021	$10.93	$0.02	$2.93	$2.95	$(0.02)	$(0.01)	$—	$(0.03)
10/31/2020	$11.29	$0.14	$0.10	$0.24	$(0.17)	$(0.43)	$(0.00)	$(0.60)
10/31/2019	$10.66	$0.19	$0.66	$0.85	$(0.22)	$—	$—	$(0.22)
10/31/2018	$11.34	$0.12	$(0.12)	$0.00	$(0.09)	$(0.59)	$—	$(0.68)
See Notes to Financial Highlights

Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)

$10.56	9.16%[f]	$6.9	1.08%[g]	1.08%[g,i]	1.02%[g]	1.02%[g,i]	5.44%[g]	0%[f]	0%[f,i]
$9.93	(11.52)%	$5.2	1.08%	1.08%[i]	1.01%	1.01%[i]	2.40%	43%	43%[i]
$13.79	26.40%	$5.7	1.07%	1.07%[i]	1.01%	1.01%[i]	(0.27)%	38%	38%[i]
$10.91	1.71%	$4.4	1.11%	1.11%[i]	1.02%	1.02%[i]	1.08%	41%	41%[i]
$11.27	7.63%	$30.7	1.12%	1.12%[i]	1.01%	1.01%[i]	1.30%	31%	31%[i]
$10.64	(0.55)%	$18.4	1.11%	1.11%[i]	1.01%	1.01%[i]	0.97%	56%	56%[i]

$10.27	8.64%[f]	$1.0	1.85%[g]	1.85%[g,i]	1.76%[g]	1.76%[g,i]	4.60%[g]	0%[f]	0%[f,i]
$9.67	(12.24)%	$1.3	1.86%	1.86%[i]	1.76%	1.76%[i]	1.81%	43%	43%[i]
$13.53	25.51%	$1.2	1.85%	1.85%[i]	1.76%	1.76%[i]	(1.04)%	38%	38%[i]
$10.78	1.00%	$0.8	1.89%	1.89%[i]	1.77%	1.77%[i]	0.22%	41%	41%[i]
$11.14	6.86%	$1.0	1.92%	1.92%[i]	1.76%	1.76%[i]	0.54%	31%	31%[i]
$10.51	(1.30)%	$1.2	1.89%	1.89%[i]	1.76%	1.76%[i]	(0.04)%	56%	56%[i]

$10.62	9.34%[f]	$165.0	0.61%[g]	0.61%[g,i]	0.56%[g]	0.56%[g,i]	5.82%[g]	0%[f]	0%[f,i]
$9.99	(11.16)%	$166.8	0.60%	0.60%[i]	0.55%	0.55%[i]	2.88%	43%	43%[i]
$13.85	27.01%	$201.9	0.59%	0.59%[i]	0.55%	0.55%[i]	0.17%	38%	38%[i]
$10.93	2.23%	$103.5	0.64%	0.64%[i]	0.55%	0.55%[i]	1.31%	41%	41%[i]
$11.29	8.08%	$17.7	0.66%	0.66%[i]	0.56%	0.56%[i]	1.75%	31%	31%[i]
$10.66	(0.09)%	$17.9	0.68%	0.68%[i]	0.58%	0.58%[i]	1.12%	56%	56%[i]

Notes to Financial Highlights Alternative Funds (Unaudited)

a	Calculated based on the average number of shares outstanding during each fiscal period.
b
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each
Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted.
Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

c	Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.
d	Consolidated financial highlights. See Note A in the Notes to Financial Statements.
e
The class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the
Funds’ total returns for the six months ended April 30, 2023. The class action proceeds received in 2022,
2021, 2020, 2019 and 2018 had no impact on the Funds’ total returns for the years ended October 31,
2022, 2021, 2020, 2019 and 2018, respectively.

f	Not annualized.
g	Annualized.
h
After the close of business on December 7, 2018, Long Short's Class A and Class C shares underwent a stock split. The per share data presented here has been retroactively adjusted to reflect this split.

i	U.S. Equity Index PutWrite Strategy did not engage in short sales.

Directory
Investment Manager and Administrator
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
Distributor
Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Shareholder Servicing Agent
SS&C Global Investor & Distribution Solutions, Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407
For Institutional Class Shareholders address correspondence to:
Neuberger Berman Funds
PO Box 219189
Kansas City, MO 64121-9189
Intermediary Client Services 800.366.6264
For Class A, Class C and Class R6 Shareholders:
Please contact your investment provider
Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
www.nb.com
Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund’s investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

L0088  06/23

(b)	Not applicable to the Registrant.

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Alternative Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Real Estate Securities Income Fund Inc.’s Form N-CSRS, Investment Company Act file number 811-21421 (filed June 26, 2023).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.
Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Investments.

(a)	The complete schedule of investments for each series is disclosed in the Registrant’s semi-annual report, which is included in Item 1 of this Form N-CSR.

(b) Not applicable to the Registrant.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Real Estate Securities Income Fund Inc.’s Form N-CSRS, Investment Company Act file number 811-21421 (filed June 26, 2023).
(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(a)(4)	Not applicable to the Registrant.
(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Alternative Funds

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: June 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: June 29, 2023

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: June 29, 2023